UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

Item 1: Reports to Shareholders

Annual Report | September 30, 2016

Vanguard U.S. Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2016, Vanguard U.S. Value Fund returned about 11%, trailing both its benchmark index and the average return of its peer group. In general, value stocks outpaced their growth counterparts.

• All but one of the fund’s industry sectors posted positive results. The advisor’s stock selection contributed to the fund’s underperformance relative to its benchmark.

• Energy, the fund’s second-largest sector holding, weighed most on its result.

Industrials, health care, and materials were among sectors that also detracted from relative performance. Information technology and telecommunication services were the only sectors to beat the benchmark.

• Over the decade ended September 30, the fund’s average annual return was in line with that of its benchmark and slightly ahead of the average return of its peers.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard U.S. Value Fund	11.09%
Russell 3000 Value Index	16.38
Multi-Cap Value Funds Average	12.39
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
U.S. Value Fund	5.85%
Russell 3000 Value Index	5.84
Multi-Cap Value Funds Average	5.10
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.26%	1.15%

The fund expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, the U.S. Value Fund returned 11.09%. It lagged the benchmark Russell 3000 Value Index by more than 5 percentage points.

The broad U.S. equity market was up 14.96%. U.S. growth stocks, which returned 13.64%, lagged the 16.38% result for their value counterparts. Small-capitalization stocks returned 15.47%, outperforming large- and mid-cap stocks, which returned 14.93%.

Globally, developed markets performed more weakly, with the MSCI EAFE Index returning 6.52%. In comparison, emerging markets, as measured by the MSCI Emerging Markets Index, rose 16.78%. Each of the 11 industry sectors in the Russell 3000 Value Index generated positive returns. Results were best among materials, information technology, and industrial companies, but they were only mildly positive among consumer discretionary and financial firms.

Growth around the globe remained subdued. The U.S. economy grew at an annual rate of 0.8% in the first quarter of 2016 and 1.4% in the second. The second-quarter increase reflected positive contributions from personal consumption expenditures, exports, and nonresidential fixed investments, but declines in private inventory investment and residential fixed investment weighed on the economy.

The International Monetary Fund estimated global growth at 2.9% for the first half of 2016, slightly weaker than for the second half of 2015. Brexit is still unfolding, as the long-term arrangements between the United Kingdom and the European Union will be uncertain for some time. Commodity prices have partly recovered. After hitting a ten-year low in January 2016, oil prices rallied by 50 percent to $45 in August, mostly because of production outages. Nonfuel commodity prices have also increased, with metals prices rising 12% and agricultural commodity prices up 9%.

Although it’s important to understand how overall portfolio performance is affected by these macroeconomic factors, we emphasize that our investment process focuses on specific stock fundamentals and portfolio characteristics. Our stock selection model evaluates companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return, while minimizing exposure to risks that our

6

research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our portfolio focuses on the attractive stocks identified by the model that we expect will exhibit future outperformance; however, as with any investment management process, there will be periods when our model does not perform as expected. Unfortunately, over the latest fiscal year, the stocks that outperformed had characteristics that our model does not pursue. Although we are disappointed with the performance results, it is important to remind our investors that through different market environments, we maintain our commitment to invest in stocks with attractive fundamentals that we believe will outperform in the long run.

For the 12-month period, our valuation and management decisions models helped performance, while our growth and quality models were weaker. However, our sentiment model was a large detractor from the fund’s performance. We always maintain a positive view of each of our five submodels, but we recently introduced a dynamic weighting process that shifts their relative importance through time. This process successfully underweighted the sentiment component and increased the weight of the management decisions component, which mitigated our underperformance over the period.

Our stock selection results across sectors were disappointing, as we were able to produce positive selections only in real estate, information technology, and telecommunication services. In real estate, our most successful positions included Government Properties Income Trust (+59.2%), Digital Realty Trust (+68.4%), and Communications Sales & Leasing (+82.1%). Performance in IT was driven by AMD (+191.6%), NeoPhotonics (+139.9%), and NVIDIA (+181.3%). Telecom benefited from our positions in Verizon (+25.1%) and Cincinnati Bell (+30.8%).

We were not able to match the outperformance across the remaining sectors, and our stock selection results were the most disappointing in energy, industrials, and financials. In energy, Alon USA Energy (–62.2%), Teekay Tankers (–56.2%), and Noble (–39.9%) significantly detracted. Industrial holdings JetBlue Airways (–33.1%), Alaska Air Group (–15.9%), and Spirit AeroSystems (–7.9%) similarly did not perform as expected. In financials, Santander (–42.4%), MGIC Investment (–37.9%), and Heritage Insurance (–25.9%) hurt results.

Portfolio Managers:

James P. Stetler, Principal

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

October 18, 2016

7

U.S. Value Fund

Fund Profile
As of September 30, 2016

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	240	2,025	3,850
Median Market Cap	$23.3B	$48.8B	$51.8B
Price/Earnings Ratio	16.3x	21.9x	23.7x
Price/Book Ratio	1.8x	1.8x	2.8x
Return on Equity	11.0%	12.4%	16.6%
Earnings Growth Rate	7.0%	3.0%	7.6%
Dividend Yield	2.6%	2.5%	2.0%
Foreign Holdings	1.0%	0.0%	0.0%
Turnover Rate	76%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.26%	—	—
30-Day SEC Yield	2.49%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	5.3%	5.3%	12.8%
Consumer Staples	8.5	8.4	8.7
Energy	12.8	12.8	6.7
Financials	23.8	23.9	13.3
Health Care	11.1	11.0	14.2
Industrials	9.7	9.7	10.3
Information
Technology	10.2	10.1	20.7
Materials	3.0	3.0	3.3
Real Estate	5.5	5.6	4.3
Telecommunication
Services	3.6	3.7	2.4
Utilities	6.5	6.5	3.3

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.97	0.95
Beta	0.95	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	3.4%
Johnson & Johnson	Pharmaceuticals	2.9
JPMorgan Chase & Co.	Diversified Banks	2.7
General Electric Co.	Industrial
	Conglomerates	2.4
Bank of America Corp.	Diversified Banks	2.0
Berkshire Hathaway Inc. Multi-Sector Holdings		1.9
Citigroup Inc.	Diversified Banks	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
Procter & Gamble Co.	Household Products	1.6
Merck & Co. Inc.	Pharmaceuticals	1.5
Top Ten		21.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.23%.

8

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Value Fund	11.09%	16.64%	5.85%	$17,655
••••••••	Russell 3000 Value Index	16.38	16.09	5.84	17,647

– – – –	Dow Multi-Cap Jones Value U.S. Funds Total Stock Average Market	12.39	14.24	5.10	16,443
	Float Adjusted Index	14.93	16.30	7.49	20,592
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

U.S. Value Fund

Russell 3000 Value Index

10

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (5.3%)
	Target Corp.	128,262	8,809
	Lear Corp.	64,472	7,815
	Whirlpool Corp.	42,946	6,964
	Best Buy Co. Inc.	178,889	6,830
	International Game
	Technology plc	196,228	4,784
*	Liberty SiriusXM Group
	Class A	134,387	4,567
*	Cooper-Standard Holding
	Inc.	41,879	4,138
	Darden Restaurants Inc.	66,735	4,092
	News Corp. Class B	271,403	3,859
	PVH Corp.	30,420	3,361
*	Discovery Communications
	Inc. Class A	108,622	2,924
	Carnival Corp.	50,461	2,464
	Ford Motor Co.	193,509	2,336
	Cooper Tire & Rubber Co.	50,061	1,903
*	MSG Networks Inc.	89,867	1,672
	Children’s Place Inc.	20,317	1,623
	Rent-A-Center Inc.	84,459	1,068
	Barnes & Noble Inc.	62,888	711
	Dana Inc.	44,583	695
*	Liberty SiriusXM Group
	Class C	20,395	681
	General Motors Co.	16,842	535
	Nordstrom Inc.	7,400	384
			72,215
Consumer Staples (8.4%)
^	Procter & Gamble Co.	243,404	21,845
	Wal-Mart Stores Inc.	276,872	19,968
	Philip Morris International
	Inc.	97,887	9,517
	Tyson Foods Inc. Class A	116,937	8,732
	ConAgra Foods Inc.	167,966	7,913
	Energizer Holdings Inc.	148,671	7,428
^,*	Herbalife Ltd.	116,326	7,211

			Market
			Value•
		Shares	($000)
	Dean Foods Co.	396,467	6,502
	JM Smucker Co.	38,700	5,245
	Ingredion Inc.	29,460	3,920
	Universal Corp.	59,514	3,465
*	Post Holdings Inc.	36,095	2,785
	Fresh Del Monte Produce
	Inc.	41,372	2,478
	PepsiCo Inc.	21,590	2,348
	Ingles Markets Inc. Class A	53,005	2,096
*	Omega Protein Corp.	48,477	1,133
	Mondelez International Inc.
	Class A	21,801	957
	SpartanNash Co.	27,582	798
	Nu Skin Enterprises Inc.
	Class A	10,895	706
	Avon Products Inc.	120,312	681
			115,728
Energy (12.9%)
	Exxon Mobil Corp.	528,020	46,086
	Chevron Corp.	159,169	16,382
	Devon Energy Corp.	218,356	9,632
	Apache Corp.	136,602	8,725
	Ensco plc Class A	974,604	8,284
*	Newfield Exploration Co.	189,330	8,228
	Rowan Cos. plc Class A	541,316	8,206
	Energen Corp.	137,158	7,917
	Valero Energy Corp.	149,173	7,906
	Tesoro Corp.	86,319	6,867
^	Ship Finance International
	Ltd.	443,204	6,528
	Schlumberger Ltd.	76,777	6,038
*	Transocean Ltd.	468,686	4,996
^,*	EP Energy Corp. Class A	1,023,365	4,482
	Cimarex Energy Co.	25,065	3,368
	Diamond Offshore
	Drilling Inc.	188,112	3,313
^	Nordic American Tankers
	Ltd.	264,069	2,670
	Baker Hughes Inc.	44,148	2,228
*	Denbury Resources Inc.	632,122	2,042

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Spectra Energy Corp.	43,259	1,849
	DHT Holdings Inc.	439,907	1,843
	Scorpio Tankers Inc.	369,702	1,712
*	Overseas Shipholding
	Group Inc. Class A	154,160	1,629
*	Laredo Petroleum Inc.	87,229	1,125
^,*	Seadrill Ltd.	440,832	1,045
*	Sanchez Energy Corp.	111,781	988
	Noble Corp. plc	125,659	797
*	RPC Inc.	44,973	756
*	McDermott International
	Inc.	145,119	727
			176,369
Financials (23.8%)
	JPMorgan Chase & Co.	551,781	36,743
	Bank of America Corp.	1,717,469	26,878
*	Berkshire Hathaway Inc.
	Class B	180,935	26,140
	Citigroup Inc.	514,133	24,282
	Wells Fargo & Co.	423,950	18,773
	American Express Co.	201,487	12,903
	Prudential Financial Inc.	145,879	11,911
	Capital One Financial Corp.	163,427	11,739
	Bank of New York Mellon
	Corp.	289,405	11,541
	Travelers Cos. Inc.	95,600	10,951
	Aflac Inc.	149,667	10,757
	SunTrust Banks Inc.	213,745	9,362
	Fifth Third Bancorp	452,104	9,250
	Discover Financial Services	162,805	9,207
	Ameriprise Financial Inc.	86,845	8,665
	PNC Financial Services
	Group Inc.	93,141	8,391
	Navient Corp.	570,454	8,254
	Unum Group	220,137	7,773
	Assured Guaranty Ltd.	263,118	7,302
	Universal Insurance
	Holdings Inc.	269,680	6,796
	US Bancorp	141,686	6,077
*	Walker & Dunlop Inc.	236,382	5,971
*	INTL. FCStone Inc.	147,113	5,715
	State Street Corp.	80,074	5,576
	Heritage Insurance
	Holdings Inc.	291,905	4,206
	Goldman Sachs Group Inc.	25,096	4,047
*	Flagstar Bancorp Inc.	124,030	3,442
	Regions Financial Corp.	259,420	2,560
*	KCG Holdings Inc. Class A	146,980	2,283
	Primerica Inc.	39,153	2,076
	Maiden Holdings Ltd.	137,547	1,745
	Reinsurance Group of
	America Inc. Class A	14,058	1,517
	Ally Financial Inc.	62,229	1,212
	Torchmark Corp.	15,113	966

			Market
			Value•
		Shares	($000)
	Popular Inc.	20,736	793
*	World Acceptance Corp.	12,400	608
	American International
	Group Inc.	8,017	476
			326,888
Health Care (11.0%)
	Johnson & Johnson	335,926	39,683
	Merck & Co. Inc.	339,768	21,205
	Pfizer Inc.	477,662	16,178
	Baxter International Inc.	205,379	9,776
*	HCA Holdings Inc.	106,713	8,071
	Aetna Inc.	67,438	7,786
*	Express Scripts Holding Co.	106,366	7,502
	Medtronic plc	86,443	7,469
*	WellCare Health Plans Inc.	59,951	7,020
*	Quintiles Transnational
	Holdings Inc.	66,196	5,366
	Anthem Inc.	41,972	5,259
	Bristol-Myers Squibb Co.	91,216	4,918
	Eli Lilly & Co.	51,929	4,168
*	INC Research Holdings Inc.
	Class A	55,800	2,487
*	Charles River Laboratories
	International Inc.	26,153	2,180
*	Healthways Inc.	39,530	1,046
	Abbott Laboratories	16,493	697
	Universal American Corp.	25,000	191
			151,002
Industrials (9.6%)
	General Electric Co.	1,124,086	33,295
	Delta Air Lines Inc.	212,701	8,372
	BWX Technologies Inc.	191,732	7,357
	Owens Corning	136,188	7,271
	Global Brass & Copper
	Holdings Inc.	249,871	7,219
	Masco Corp.	202,787	6,958
	SkyWest Inc.	260,632	6,883
	General Cable Corp.	453,807	6,798
	Huntington Ingalls
	Industries Inc.	38,489	5,905
	Alaska Air Group Inc.	88,215	5,810
	L-3 Communications
	Holdings Inc.	29,277	4,413
*	JetBlue Airways Corp.	244,319	4,212
	GATX Corp.	90,927	4,051
*	Wabash National Corp.	238,647	3,398
*	ACCO Brands Corp.	349,183	3,366
	United Technologies Corp.	27,219	2,766
*	United Rentals Inc.	32,937	2,585
	Quad/Graphics Inc.	96,108	2,568
*	Spirit AeroSystems
	Holdings Inc. Class A	52,094	2,320
	Universal Forest Products
	Inc.	19,890	1,959

12

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Comfort Systems USA Inc.	42,042	1,232
	Union Pacific Corp.	7,758	757
	Briggs & Stratton Corp.	40,278	751
	West Corp.	33,879	748
	Southwest Airlines Co.	18,384	715
	Ennis Inc.	40,828	688
			132,397
Information Technology (10.0%)
	Intel Corp.	322,367	12,169
	Cisco Systems Inc.	379,527	12,039
	HP Inc.	706,845	10,977
	Computer Sciences Corp.	161,180	8,415
*	Advanced Micro Devices
	Inc.	1,175,692	8,124
	SYNNEX Corp.	68,718	7,841
*	Tech Data Corp.	90,788	7,691
	Booz Allen Hamilton
	Holding Corp. Class A	233,000	7,365
	NVIDIA Corp.	99,859	6,842
	CDW Corp.	144,824	6,623
*	NeoPhotonics Corp.	396,790	6,484
*	Sykes Enterprises Inc.	212,762	5,985
	Oracle Corp.	143,966	5,655
*	Sigma Designs Inc.	694,160	5,407
	EarthLink Holdings Corp.	514,300	3,189
*	Extreme Networks Inc.	638,887	2,869
*	NETGEAR Inc.	41,239	2,495
	Leidos Holdings Inc.	57,170	2,474
*	First Data Corp. Class A	164,927	2,170
	Avnet Inc.	48,712	2,000
*	TTM Technologies Inc.	164,896	1,888
	QUALCOMM Inc.	23,381	1,602
*	VMware Inc. Class A	20,449	1,500
*	CACI International Inc.
	Class A	14,039	1,417
*	NCR Corp.	39,289	1,265
*	Cirrus Logic Inc.	19,477	1,035
*	Alpha & Omega
	Semiconductor Ltd.	40,622	882
	Applied Materials Inc.	22,197	669
*	Amkor Technology Inc.	43,300	421
			137,493
Materials (3.0%)
	Steel Dynamics Inc.	300,178	7,501
	Commercial Metals Co.	444,528	7,197
*	AK Steel Holding Corp.	1,347,512	6,509
	Cabot Corp.	120,468	6,314
	Rayonier Advanced
	Materials Inc.	251,740	3,366
	Dow Chemical Co.	55,580	2,881
	Schnitzer Steel Industries
	Inc.	82,575	1,726
*	Coeur Mining Inc.	129,864	1,536
	LyondellBasell Industries
	NV Class A	18,743	1,512

			Market
			Value•
		Shares	($000)
	Avery Dennison Corp.	10,765	837
	United States Steel Corp.	37,908	715
	Greif Inc. Class A	13,936	691
*	Ryerson Holding Corp.	57,407	648
			41,433
Real Estate (5.5%)
	Hospitality Properties Trust	256,239	7,615
	Government Properties
	Income Trust	322,912	7,304
	Lexington Realty Trust	675,609	6,959
	CBL & Associates
	Properties Inc.	565,875	6,870
	Washington Prime Group
	Inc.	533,909	6,610
	DuPont Fabros Technology
	Inc.	116,570	4,809
	Senior Housing Properties
	Trust	200,451	4,552
	Select Income REIT	147,878	3,978
	Communications Sales &
	Leasing Inc.	123,920	3,892
	Apple Hospitality REIT Inc.	200,051	3,703
	Macerich Co.	41,243	3,335
	VEREIT Inc.	305,670	3,170
	NorthStar Realty Finance
	Corp.	128,377	1,691
	GEO Group Inc.	68,794	1,636
	Summit Hotel Properties
	Inc.	122,604	1,613
	Omega Healthcare
	Investors Inc.	43,238	1,533
	Piedmont Office Realty
	Trust Inc. Class A	56,019	1,220
	Brandywine Realty Trust	65,561	1,024
	Global Net Lease Inc.	117,266	957
	WP Carey Inc.	14,000	903
	Care Capital Properties Inc.	29,299	835
	Sabra Health Care REIT Inc.	29,210	735
	Sunstone Hotel Investors
	Inc.	49,267	630
			75,574
Telecommunication Services (3.6%)
	AT&T Inc.	574,846	23,345
	Verizon Communications
	Inc.	274,648	14,276
	CenturyLink Inc.	316,926	8,693
*	Cincinnati Bell Inc.	636,851	2,599
^	Windstream Holdings Inc.	71,277	716
			49,629
Utilities (6.5%)
	Edison International	130,795	9,450
	PPL Corp.	270,908	9,365
	FirstEnergy Corp.	264,203	8,740
	Entergy Corp.	109,979	8,439
	CenterPoint Energy Inc.	341,938	7,943

13

	U.S. Value Fund

			Market
			Value•
		Shares	($000)
	UGI Corp.	168,004	7,601
	NiSource Inc.	312,840	7,543
	MDU Resources Group Inc.	294,043	7,480
	Great Plains Energy Inc.	151,039	4,122
	AES Corp.	319,849	4,110
	National Fuel Gas Co.	62,335	3,370
	Southwest Gas Corp.	37,180	2,597
	ONE Gas Inc.	40,905	2,530
	NRG Energy Inc.	211,551	2,371
	DTE Energy Co.	10,622	995
	Ameren Corp.	16,080	791
	NRG Yield Inc.	39,053	662
	NextEra Energy Inc.	5,004	612
			88,721
	Total Common Stocks
	(Cost $1,218,339)		1,367,449
Temporary Cash Investments (1.7%)[1]
	Money Market Fund (1.7%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.640%	230,400	23,042

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.339%, 11/4/16	300	300
5	United States Treasury Bill,
	0.341%, 12/8/16	100	100
			400
Total Temporary Cash Investments
	(Cost $23,440)		23,442
	Total Investments (101.3%)
	(Cost $1,241,779)		1,390,891

Amount
($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Receivables for Investment Securities Sold 3,295
Investment in Vanguard	106
Receivables for Accrued Income	1,844
Receivables for Capital Shares Issued	798
Other Assets	145
Total Other Assets	6,188
Liabilities
Payables for Investment Securities
Purchased	(655)
Collateral for Securities on Loan	(17,706)
Payables for Capital Shares Redeemed	(1,126)
Payables to Vanguard	(1,278)
Other Liabilities	(2,657)
Total Liabilities	(23,422)
Net Assets (100%)
Applicable to 79,611,907 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,373,657
Net Asset Value Per Share	$17.25

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,183,106
Undistributed Net Investment Income	20,151
Accumulated Net Realized Gains	21,272
Unrealized Appreciation (Depreciation)
Investment Securities	149,112
Futures Contracts	16
Net Assets	1,373,657

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,588,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $17,706,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends	36,211
Interest[1]	29
Securities Lending—Net	1,369
Total Income	37,609
Expenses
The Vanguard Group—Note B
Investment Advisory Services	722
Management and Administrative	2,014
Marketing and Distribution	247
Custodian Fees	21
Auditing Fees	34
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	3,063
Net Investment Income	34,546
Realized Net Gain (Loss)
Investment Securities Sold[1]	22,402
Futures Contracts	688
Realized Net Gain (Loss)	23,090
Change in Unrealized Appreciation (Depreciation)
Investment Securities	81,399
Futures Contracts	127
Change in Unrealized Appreciation (Depreciation)	81,526
Net Increase (Decrease) in Net Assets Resulting from Operations	139,162

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $27,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,546	25,998
Realized Net Gain (Loss)	23,090	63,327
Change in Unrealized Appreciation (Depreciation)	81,526	(107,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	139,162	(18,431)
Distributions
Net Investment Income	(26,754)	(19,263)
Realized Capital Gain[1]	(48,800)	—
Total Distributions	(75,554)	(19,263)
Capital Share Transactions
Issued	306,212	436,088
Issued in Lieu of Cash Distributions	71,550	18,266
Redeemed	(282,648)	(318,266)
Net Increase (Decrease) from Capital Share Transactions	95,114	136,088
Total Increase (Decrease)	158,722	98,394
Net Assets
Beginning of Period	1,214,935	1,116,541
End of Period[2]	1,373,657	1,214,935

1 Includes fiscal 2016 short-term gain distributions totaling $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,151,000 and $15,799,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.48	$16.95	$14.41	$11.89	$9.20
Investment Operations
Net Investment Income	.440	.355	.299	.304	.276[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.341	(.543)	2.531	2.506	2.632
Total from Investment Operations	1.781	(.188)	2.830	2.810	2.908
Distributions
Dividends from Net Investment Income	(. 358)	(. 282)	(. 290)	(. 290)	(. 218)
Distributions from Realized Capital Gains	(.653)	—	—	—	—
Total Distributions	(1.011)	(. 282)	(. 290)	(. 290)	(. 218)
Net Asset Value, End of Period	$17.25	$16.48	$16.95	$14.41	$11.89

Total Return[2]	11.09%	-1.18%	19.89%	24.16%	32.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,374	$1,215	$1,117	$829	$602
Ratio of Total Expenses to Average Net Assets	0.23%	0.26%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.10%	1.92%	2.26%	2.54%
Portfolio Turnover Rate	76%	66%	57%	75%	69%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

18

U.S. Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

19

U.S. Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $106,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,367,449	—	—
Temporary Cash Investments	23,042	400	—
Futures Contracts—Assets[1]	40	—	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	1,390,528	400	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	56	6,049	16

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

20

U.S. Value Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,447,000 from undistributed net investment income, and $2,415,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $21,845,000 of ordinary income and $20,894,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $1,241,840,000. Net unrealized appreciation of investment securities for tax purposes was $149,051,000, consisting of unrealized gains of $175,851,000 on securities that had risen in value since their purchase and $26,800,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $1,050,186,000 of investment securities and sold $993,559,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	18,669	24,986
Issued in Lieu of Cash Distributions	4,339	1,064
Redeemed	(17,113)	(18,195)
Net Increase (Decrease) in Shares Outstanding	5,895	7,855

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2016

Special 2016 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $51,216,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $26,754,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 81.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.09%	16.64%	5.85%
Returns After Taxes on Distributions	9.56	15.96	5.05
Returns After Taxes on Distributions and Sale of Fund Shares	7.44	13.45	4.57

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,060.23	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	1.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112016

Annual Report | September 30, 2016

Vanguard Capital Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The fund returned 11.36% for the 12 months ended September 30, 2016, trailing its benchmark (+16.38%) and the average return of its peers (+12.39%).

• All industry sectors represented in the fund posted positive results.

• The fund’s information technology (+14%) and health care (+2%) stocks underperformed compared with their benchmark counterparts, pulling down its relative performance.
In health care, the shortfall was driven mainly by some of the fund’s pharmaceutical holdings, which declined amid regulatory and drug market issues.

• The fund’s materials portfolio (+32%) outperformed because of the advisor’s overweighting of the sector. Its consumer discretionary stocks (+18%) also bested those in the benchmark.

• Financial stocks returned a modest 4% for the fund, trailing their counterparts in the benchmark. However, an underweighting of this sector—the fund’s largest—helped its relative performance.

• The fund’s average annual return for the ten years ended September 30, 2016, closely trailed that of its benchmark index and outdistanced that of its fund peers.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Capital Value Fund	11.36%
Russell 3000 Value Index	16.38
Multi-Cap Value Funds Average	12.39
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Capital Value Fund	5.72%
Russell 3000 Value Index	5.84
Multi-Cap Value Funds Average	5.10
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.50%	1.15%

The fund expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratio was 0.25%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, the Capital Value Fund returned 11.36%. The fund’s performance reflects the management of the fund by Wellington Management Company llp, which will mark its 15th anniversary as the fund’s advisor in December.

As was announced in July, Peter Higgins, one of the two Wellington managers who had independently overseen a portion of the portfolio, no longer serves as an advisor. The remaining manager, David W. Palmer, now has sole responsibility for the portfolio.

Mr. Palmer has prepared the following discussion of the investment environment that existed during the 12-month period and of how the portfolio positioning reflects his assessment. These comments were prepared on October 17, 2016.

Portfolio Manager: David W. Palmer, CFA Senior Managing Director

We focus on stocks that trade at a discounted multiple to the broad market, based on current earnings or those we expect to materialize within a reasonable time horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that we believe, as a result of fundamental research and analysis, to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers, diversified across capitalization sizes and industries.

Investors experienced a wide range of economic and market ups and downs over the 12 months, culminating in a double-digit total return. The year included many mixed messages on the pace of global activity, such as when the European Central Bank and the Bank of Japan felt the need to push through additional policy easing—including negative interest rates and purchases of domestic securities—to encourage borrowing and spending in those regions.

Meanwhile, the U.S. Federal Reserve initiated its first interest rate increase in December, a move that was well-telegraphed. Stock prices started calendar 2016 on shaky footing, particularly for cyclical industries and financials, as investors worried about news from China, including the potential for a significant devaluation of the nation’s currency, the renminbi. Those concerns have abated since the February lows, and despite the temporary shock to equities from the June vote by the United Kingdom to exit the European Union, improving sentiment helped lift stocks nicely through the end of September.

In recent months, as the two separately managed portfolios were consolidated into one, we reduced the total number of holdings from 150 to 87.

6

The primary driver of the fund’s performance gap versus the Russell 3000 Value Index was security selection in the information technology, health care, and energy sectors. Strong stock selection in the consumer discretionary and materials sectors helped to offset some of the drag. Sector allocation helped relative returns, particularly the underweight allocation to financials and overweight allocations to materials and information technology. (Note that for the attribution analysis, real estate was included in the financial sector through August 31, when a new real estate sector was created under the Global Industry Classification Standard, bringing the number of GICS sectors to 11.)

Among individual stocks, Cobalt International Energy, an offshore energy explorer; SunEdison, a renewable energy producer; and Portola Pharmaceuticals, a developer of hematology-focused drugs, were the primary detractors from relative results. SunEdison and Portola Pharmaceuticals were eliminated from the portfolio. Top contributors to relative performance included Las Vegas Sands, the casino operator; Pioneer Natural Resources, a Permian Basin energy producer; and Tesaro, a developer of oncology drugs. Avoiding Wells Fargo, a large benchmark constituent, also benefited results; the banking and financial services provider has been scrutinized lately for its sales tactics.

Portfolio positioning shifted during the year, in part because of the fund structure changes, although we have also pivoted weightings to track where we see the greatest value emerging. At period-end, the largest portfolio overweights relative to the Russell 3000 Value benchmark were in the health care, consumer discretionary, and materials sectors. Health care stocks, in particular many in the pharmaceutical and biotech subsectors, have fallen notably out of favor with investors in 2016 as market participants have focused on industry-wide pricing pressures and as volume benefits from implementation of the Affordable Care Act have tailed off.

In addition, a more skeptical attitude toward future innovation potential has taken hold as some high-profile clinical trials have produced more nuanced or, in some cases, unexpected negative results. Our team’s outlook for health care is that companies demonstrating real innovation and those who can reduce systemic costs will reap benefits, to the detriment of companies offering me-too solutions or purely pricing-driven earnings growth.

Amid sharp swings in stock prices, we have built up our larger health care exposures along these twin fronts, favoring companies such as Bristol-Myers Squibb, Tesaro, Biogen, and Regeneron on the drug discovery side. On the cost-savings theme, we have identified attractive risk-reward balance in generics producers such as Teva Pharmaceutical and the recently controversial Mylan, and in urgent care outsourcer Envision Healthcare.

7

Within the consumer discretionary area, we have initiated holdings in several stocks, all of which have declined to attractively discounted valuation multiples for reasons we consider to be only temporary. For example, SES, the Luxembourg-based satellite communications concern, has come under pressure from sellers worried about the future of broadcast video and overcapacity in certain segments of the broadband data transmission market. We see the company as a good value for its legacy business, with high-growth potential coming out of its unique medium Earth orbit satellites, which are closer to the ground than geostationary satellites for TV. This technology provides fast broadband to cruise ships, offshore energy platforms, and other remote locations.

Delphi Automotive, an auto parts and systems supplier, also declined off its highs amid concerns about slowing global car sales. We believe that Delphi, which is trading at a wide discount to the market on consensus 2017 earnings, is attractively positioned in next-generation technologies for assisted driving and fully autonomous vehicles. The company’s balance sheet and cash generation capabilities, as a result of restructuring its legacy liabilities during the financial crisis, leave Delphi in solid shape to weather a downturn if current softness is a harbinger of lower industry demand. Ultimately, we believe Delphi stacks up well against other cyclicals, many of which have seen their year-to-date share price performance run well ahead of their earnings-growth prospects.

Our base case outlook for the coming year, in consultation with Wellington’s macroeconomics team, is for modest positive near-term growth, with incremental acceleration to a more constructive environment in 2017. At this late stage of the economic expansion, however, we acknowledge the many potential global shocks, policy missteps, and risk-off sentiment swings that could pop up at any time to derail this more favorable scenario.

For those reasons, we continue to monitor the debt levels and access to liquidity of the companies in the portfolio, with the goal of steering away from the market’s more highly levered companies. In the same way, we are also less charitable in our thinking toward those stocks that require significant sales volume recovery to navigate their way through any current difficulties.

We firmly believe that the portfolio today attractively balances an appropriate level of downside risk with a highly appealing level of upside revaluation potential, and we are grateful to the Capital Value shareholders for the opportunity to prove that balance will be a winning one in the future.

8

Capital Value Fund

Fund Profile
As of September 30, 2016

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	87	2,025	3,850
Median Market Cap	$26.7B	$48.8B	$51.8B
Price/Earnings Ratio	28.0x	21.9x	23.7x
Price/Book Ratio	1.7x	1.8x	2.8x
Return on Equity	13.2%	12.4%	16.6%
Earnings Growth
Rate	5.6%	3.0%	7.6%
Dividend Yield	2.1%	2.5%	2.0%
Foreign Holdings	9.8%	0.0%	0.0%
Turnover Rate	134%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.50%	—	—
30-Day SEC Yield	1.76%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.9%	5.3%	12.8%
Consumer Staples	1.2	8.4	8.7
Energy	13.6	12.8	6.7
Financials	22.3	23.9	13.3
Health Care	14.9	11.0	14.2
Industrials	8.0	9.7	10.3
Information Technology	11.2	10.1	20.7
Materials	5.7	3.0	3.3
Other	0.9	0.0	0.0
Real Estate	6.7	5.6	4.3
Telecommunication
Services	1.6	3.7	2.4
Utilities	6.0	6.5	3.3

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.83	0.81
Beta	1.31	1.28

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

MetLife Inc.	Life & Health
	Insurance	3.8%
Citigroup Inc.	Diversified Banks	3.1
PNC Financial Services
Group Inc.	Regional Banks	2.5
Principal Financial Group Life & Health
Inc.	Insurance	2.4
Raymond James	Investment Banking
Financial Inc.	& Brokerage	2.3
Cisco Systems Inc.	Communications
	Equipment	2.3
American Tower Corp.	Specialized REITs	2.3
Mylan NV	Pharmaceuticals	2.2
Anadarko Petroleum	Oil & Gas Exploration
Corp.	& Production	2.2
CSX Corp.	Railroads	2.1
Top Ten		25.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.25%.

9

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

10

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Capital Value Fund

Russell 3000 Value Index

11

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.5%)
Consumer Discretionary (7.8%)
	Las Vegas Sands Corp.	286,831	16,504
	SES SA Class A	555,506	13,626
	John Wiley & Sons Inc.
	Class A	185,188	9,557
	Ralph Lauren Corp. Class A	89,928	9,095
	Delphi Automotive plc	117,100	8,352
*	Toll Brothers Inc.	194,700	5,814
*	Global Brands Group
	Holding Ltd.	39,552,000	4,055
	Sky plc	300,240	3,479
	Melco Crown
	Entertainment Ltd. ADR	146,200	2,355
			72,837
Consumer Staples (1.9%)
	British American
	Tobacco plc	168,732	10,791
	Coty Inc. Class A	279,094	6,559
			17,350
Energy (13.3%)
	Anadarko Petroleum Corp.	320,427	20,302
	Halliburton Co.	366,220	16,436
	Canadian Natural
	Resources Ltd.	378,491	12,127
	Marathon Oil Corp.	728,808	11,522
	Cabot Oil & Gas Corp.	436,232	11,255
	Pioneer Natural
	Resources Co.	60,459	11,224
	Helmerich & Payne Inc.	115,018	7,741
*	Diamondback Energy Inc.	72,732	7,022
*	Southwestern Energy Co.	475,875	6,586
	HollyFrontier Corp.	215,572	5,281
	QEP Resources Inc.	262,026	5,117
	Hess Corp.	82,898	4,445
	National Oilwell Varco Inc.	65,051	2,390
*,^	Trican Well Service Ltd.	858,696	1,761
*	Cobalt International
	Energy Inc.	1,039,354	1,289
			124,498

			Market
			Value•
		Shares	($000)
Financials (22.0%)
	MetLife Inc.	796,736	35,399
	Citigroup Inc.	606,986	28,668
	PNC Financial Services
	Group Inc.	262,635	23,661
	Principal Financial
	Group Inc.	430,234	22,161
	Raymond James
	Financial Inc.	374,745	21,814
	American International
	Group Inc.	289,662	17,189
	Arthur J Gallagher & Co.	321,911	16,376
	M&T Bank Corp.	123,602	14,350
	JPMorgan Chase & Co.	198,086	13,191
	Unum Group	294,855	10,411
	Torchmark Corp.	32,172	2,055
			205,275
Health Care (14.7%)
*	Mylan NV	544,386	20,752
	McKesson Corp.	99,782	16,639
	Bristol-Myers Squibb Co.	292,326	15,762
*	Allergan plc	62,252	14,337
	Teva Pharmaceutical
	Industries Ltd. ADR	234,721	10,799
*	Envision Healthcare
	Holdings Inc.	473,335	10,541
	Merck & Co. Inc.	168,846	10,538
*	Biogen Inc.	28,058	8,783
*	TESARO Inc.	78,370	7,856
*	Regeneron
	Pharmaceuticals Inc.	15,000	6,030
	Eli Lilly & Co.	60,100	4,824
*	MEDNAX Inc.	65,361	4,330
*	Alder
	Biopharmaceuticals Inc.	125,258	4,105
*,^	Novavax Inc.	852,396	1,773
			137,069

12

Capital Value Fund

			Market
			Value•
		Shares	($000)
Industrials (7.9%)
	CSX Corp.	639,039	19,491
*	IHS Markit Ltd.	403,947	15,168
*	Genesee & Wyoming Inc.
	Class A	194,660	13,422
	Eaton Corp. plc	139,691	9,179
	Sanwa Holdings Corp.	789,600	7,640
*	Generac Holdings Inc.	122,935	4,463
	United Parcel Service Inc.
	Class B	35,893	3,925
			73,288
Information Technology (11.0%)
	Cisco Systems Inc.	677,382	21,486
*	Alphabet Inc. Class A	20,640	16,596
	Skyworks Solutions Inc.	202,744	15,437
	Western Digital Corp.	182,006	10,642
	Samsung Electronics
	Co. Ltd.	6,300	9,182
*	ARRIS International plc	277,859	7,872
*	Envestnet Inc.	205,167	7,478
	Silicon Motion Technology
	Corp. ADR	95,129	4,927
	Lam Research Corp.	50,545	4,787
*	Genpact Ltd.	195,700	4,687
			103,094
Materials (5.6%)
	Celanese Corp. Class A	242,968	16,172
	Reliance Steel
	& Aluminum Co.	178,631	12,867
	CF Industries Holdings Inc.	359,034	8,742
	CRH plc	214,974	7,128
	Bemis Co. Inc.	76,983	3,927
*	Constellium NV Class A	520,383	3,747
			52,583
Other (0.2%)
*,1	Allstar Co-Invest LLC
	Private Placement	NA	1,861

Real Estate (6.6%)
	American Tower Corp.	189,567	21,484
	Columbia Property
	Trust Inc.	533,512	11,945
	Host Hotels & Resorts Inc.	741,759	11,549
	STORE Capital Corp.	345,235	10,174
*	Gores Holdings Inc.
	Class A	448,300	4,842
	Boston Properties Inc.	12,000	1,636
			61,630

		Market
		Value•
	Shares	($000)
Telecommunication Services (1.6%)
Verizon
Communications Inc.	284,840	14,806

Utilities (5.9%)
PG&E Corp.	305,950	18,715
Exelon Corp.	496,609	16,532
OGE Energy Corp.	346,168	10,946
Sempra Energy	80,000	8,575
		54,768
Total Common Stocks
(Cost $844,073)		919,059
Preferred Stocks (0.7%)
*,2 Lithium Technologies
Inc. Pfd. (Cost $5,828)	1,195,700	6,600
Temporary Cash Investments (1.6%)
Money Market Fund (0.2%)
[3,4] Vanguard Market
Liquidity Fund,
0.640%	17,419	1,742

	Face
	Amount
	($000)
Repurchase Agreement (1.4%)
RBS Securities, Inc.
0.460%, 10/3/16 (Dated
9/30/16, Repurchase Value
$13,101,000, collateralized
by U.S. Treasury Note/Bond
0.500%, 1/31/17, with a
value of $13,365,000)	13,100	13,100
Total Temporary Cash Investments
(Cost $14,842)		14,842
Total Investments (100.8%)
(Cost $864,743)		940,501

13

Capital Value Fund

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	72
Receivables for Investment Securities Sold	6,897
Receivables for Accrued Income	1,485
Receivables for Capital Shares Issued	331
Other Assets	210
Total Other Assets	8,995
Liabilities
Payables for Investment Securities
Purchased	(11,642)
Collateral for Securities on Loan	(1,742)
Payables to Investment Advisor	(45)
Payables for Capital Shares Redeemed	(726)
Payables to Vanguard	(2,143)
Other Liabilities	(41)
Total Liabilities	(16,339)
Net Assets (100%)
Applicable to 81,151,995 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	933,157
Net Asset Value Per Share	$11.50

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,015,394
Undistributed Net Investment Income	9,068
Accumulated Net Realized Losses	(167,195)
Unrealized Appreciation (Depreciation)
Investment Securities	75,758
Forward Currency Contracts	143
Foreign Currencies	(11)
Net Assets	933,157

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,196,000.

1 Restricted security represents 0.2% of net assets. Shares not applicable for this private placement.

2 Restricted security represents 0.7% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $1,742,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1]	16,139
Interest	7
Securities Lending—Net	1,278
Total Income	17,424
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,203
Performance Adjustment	(1,956)
The Vanguard Group—Note C
Management and Administrative	1,914
Marketing and Distribution	219
Custodian Fees	73
Auditing Fees	35
Shareholders’ Reports	18
Trustees’ Fees and Expenses	2
Total Expenses	2,508
Expenses Paid Indirectly	(16)
Net Expenses	2,492
Net Investment Income	14,932
Realized Net Gain (Loss)
Investment Securities Sold	(165,668)
Foreign Currencies and Forward Currency Contracts	820
Realized Net Gain (Loss)	(164,848)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	254,347
Foreign Currencies and Forward Currency Contracts	(45)
Change in Unrealized Appreciation (Depreciation)	254,302
Net Increase (Decrease) in Net Assets Resulting from Operations	104,386
1 Dividends are net of foreign withholding taxes of $248,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,932	13,256
Realized Net Gain (Loss)	(164,848)	130,824
Change in Unrealized Appreciation (Depreciation)	254,302	(352,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,386	(208,532)
Distributions
Net Investment Income	(12,846)	(18,062)
Realized Capital Gain[1]	(93,310)	(154,201)
Total Distributions	(106,156)	(172,263)
Capital Share Transactions
Issued	100,481	216,336
Issued in Lieu of Cash Distributions	99,619	162,455
Redeemed	(323,723)	(723,255)
Net Increase (Decrease) from Capital Share Transactions	(123,623)	(344,464)
Total Increase (Decrease)	(125,393)	(725,259)
Net Assets
Beginning of Period	1,058,550	1,783,809
End of Period[2]	933,157	1,058,550

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $27,386,000 and $99,085,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,068,000 and $6,757,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.45	$15.32	$14.57	$10.58	$8.59
Investment Operations
Net Investment Income	.180	.129[1]	.178[2]	.138	.155
Net Realized and Unrealized Gain (Loss)
on Investments	1.060	(2.330)	2.055	4.051	2.075
Total from Investment Operations	1.240	(2.201)	2.233	4.189	2.230
Distributions
Dividends from Net Investment Income	(.144)	(.175)	(.111)	(.199)	(.100)
Distributions from Realized Capital Gains	(1.046)	(1.494)	(1.372)	—	(.140)
Total Distributions	(1.190)	(1.669)	(1.483)	(.199)	(.240)
Net Asset Value, End of Period	$11.50	$11.45	$15.32	$14.57	$10.58

Total Return[3]	11.36%	-15.67%	16.50%	40.21%	26.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$933	$1,059	$1,784	$1,249	$659
Ratio of Total Expenses to Average Net Assets[4]	0.25%	0.50%	0.47%	0.41%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.51%	0.93%	1.19%[2]	1.03%	1.42%
Portfolio Turnover Rate	134%	90%	90%	132%	123%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.20%), 0.06%, 0.02%, (0.05%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counter-party may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment

18

Capital Value Fund

amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2016, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counter-parties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

19

Capital Value Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the year ended September 30, 2016, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $1,956,000 (0.20%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $72,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2016, these arrangements reduced the fund’s expenses by $16,000 (an annual rate of 0.00% of average net assets).

20

Capital Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	861,297	55,901	1,861
Preferred Stocks	—	—	6,600
Temporary Cash Investments	1,742	13,100	—
Forward Currency Contracts—Assets	—	153	—
Forward Currency Contracts—Liabilities	—	(10)	—
Total	863,039	69,144	8,461

F. At September 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract			Contract Amount (000)		Appreciation
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	12/21/16	USD	7,109	EUR	6,310	(8)
Barclays Bank plc	12/21/16	USD	5,788	GBP	4,340	153
Credit Suisse International	12/21/16	USD	2,369	EUR	2,103	(2)
						143
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

Capital Value Fund

During the year ended September 30, 2016, the fund realized net foreign currency losses of $51,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2016, the fund realized gains on the sale of passive foreign investment companies of $276,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $11,307,000 of ordinary income available for distribution. The fund had available capital losses totaling $167,264,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2016, the cost of investment securities for tax purposes was $864,743,000. Net unrealized appreciation of investment securities for tax purposes was $75,758,000, consisting of unrealized gains of $112,450,000 on securities that had risen in value since their purchase and $36,692,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2016, the fund purchased $1,317,966,000 of investment securities and sold $1,526,808,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	9,076	15,385
Issued in Lieu of Cash Distributions	9,106	12,497
Redeemed	(29,458)	(51,913)
Net Increase (Decrease) in Shares Outstanding	(11,276)	(24,031)

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2016

Special 2016 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $66,042,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $14,768,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 78.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.36%	14.18%	5.72%
Returns After Taxes on Distributions	8.25	11.65	4.08
Returns After Taxes on Distributions and Sale of Fund Shares	7.89	10.64	4.20

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,100.48	$1.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.42

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112016

Annual Report | September 30, 2016

Vanguard Short-Term Inflation-Protected

Securities Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	7
Financial Statements.	10
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the year ended September 30, 2016, Vanguard Short-Term Inflation-Protected Securities Index Fund returned 2.48% for Investor Shares, slightly behind its benchmark (+2.62%). The fund’s return was behind that of peer funds, a group that includes longer-maturity holdings, which returned more than shorter-maturity Treasury inflation-protected securities (TIPS).

• Global investors sought higher yields from U.S.-backed bonds, compared with those from sovereign bonds in other developed nations. TIPS’ popularity lifted their prices and lowered their yields. Investor Shares’ 30-day SEC yield began the fiscal year at 0.37% and ended at –0.40%.

• A measure of expected inflation over the next five years (the gap between nominal and TIPS yields) widened from 1.12% to 1.42%.

• To minimize the risk of overdistributing income—a recordkeeping headache for investors—the fund has withheld income distributions since December 2014. Distributions will resume when sufficient income is available.

Total Returns: Fiscal Year Ended September 30, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-0.40%	0.43%	2.05%	2.48%
ETF Shares	-0.29
Market Price				2.56
Net Asset Value				2.54
Admiral™ Shares	-0.31	0.51	2.00	2.51
Institutional Shares	-0.27	0.53	2.02	2.55
Bloomberg Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				2.62
Inflation-Protected Bond Funds Average				5.78

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through September 30, 2016
Average
Annual Return
Short-Term Inflation-Protected Securities Index Fund Investor Shares (Returns since inception:
10/16/2012)	0.04%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	0.10
Inflation-Protected Bond Funds Average	-0.64
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected
Securities Index Fund	0.17%	0.08%	0.08%	0.05%	0.75%

The fund expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.16% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Inflation-Protected Bond Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio[1]	0.17%	0.08%	0.08%	0.05%
30-Day SEC Yield[2]	-0.40%	-0.29%	-0.31%	-0.27%

Financial Attributes
		Bloomberg
		Barclays	Bloomberg
		TIPS	Barclays
		0-5 Year	Aggregate
	Fund	Index	Bond Index
Number of Bonds	15	15	9,908
Yield to Maturity
(before expenses)	1.1%	0.9%	2.0%
Average Coupon	0.8%	0.8%	3.1%
Average Duration	2.7 years	2.7 years	5.5 years
Average Effective
Maturity	2.7 years	2.7 years	7.7 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	TIPS	Barclays
	0-5 Year	Aggregate Bond
	Index	Index
R-Squared	0.99	0.31
Beta	1.00	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	17.7%
1 - 3 Years	36.5
3 - 5 Years	45.8

1 The expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.16% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for
Institutional Shares.
2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

6

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund ETF Shares Net Asset Value	2.54%	0.12%	$10,048
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	2.62	0.09	10,037
Bloomberg Barclays U.S. Aggregate Bond
Index	5.19	2.55	11,050

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Short-Term Inflation-Protected Securities Index Fund

	Average Annual Total Returns
	Periods Ended September 30, 2016
		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Admiral Shares	2.51%	0.12%	$10,049
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	2.62	0.10	10,039
Bloomberg Barclays U.S. Aggregate Bond
Index	5.19	2.59	11,066

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Institutional Shares	2.55%	0.16%	$5,032,606
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	2.62	0.12	5,022,804
Bloomberg Barclays U.S. Aggregate Bond
Index	5.19	2.65	5,545,592

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2016

		Since
	One	Inception
	Year	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Market Price	2.56%	0.60%
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Net Asset Value	2.54	0.48
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year Index	2.62	0.37

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

8

Short-Term Inflation-Protected Securities Index Fund

Fiscal-Year Total Returns (%): October 16, 2012, Through September 30, 2016
				Bloomberg
				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	0.70	-2.06	-1.36	-1.19
2016	0.43	2.05	2.48	2.62

9

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	515,943	621,062
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,554,295	1,651,172
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	455,252	544,783
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	486,113	575,407
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,759,586	1,851,253
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	493,055	573,361
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	456,791	545,115
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,766,730	1,845,331
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	517,381	626,125
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	633,560	748,567
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,766,486	1,850,711
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	986,839	1,163,791
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,131,429	1,325,192
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	1,057,995	1,097,406
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,236,985	1,387,201
Total U.S. Government and Agency Obligations (Cost $16,283,343)				16,406,477

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $7,332)	0.640%		73,315	7,332
Total Investments (99.8%) (Cost $16,290,675)				16,413,809

10

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in VGI	1,240
Receivables for Accrued Income	28,578
Receivables for Capital Shares Issued	66,966
Total Other Assets	96,784
Liabilities
Payables for Investment Securities Purchased	(54,904)
Payables for Capital Shares Redeemed	(9,121)
Payables to Vanguard	(3,472)
Other Liabilities	(3,820)
Total Liabilities	(71,317)
Net Assets (100%)	16,439,276

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	16,343,344
Undistributed Net Investment Income	60,698
Accumulated Net Realized Losses	(87,900)
Unrealized Appreciation (Depreciation)	123,134
Net Assets	16,439,276

Investor Shares—Net Assets
Applicable to 204,971,094 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,088,425
Net Asset Value Per Share—Investor Shares	$24.83

ETF Shares—Net Assets
Applicable to 49,966,620 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,477,915
Net Asset Value Per Share—ETF Shares	$49.59

Admiral Shares—Net Assets
Applicable to 135,582,158 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,373,410
Net Asset Value Per Share—Admiral Shares	$24.88

11

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 220,862,912 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,499,526
Net Asset Value Per Share—Institutional Shares	$24.90

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Interest[1]	83,024
Total Income	83,024
Expenses
The Vanguard Group—Note B
Investment Advisory Services	391
Management and Administrative—Investor Shares	6,298
Management and Administrative—ETF Shares	1,127
Management and Administrative—Admiral Shares	1,585
Management and Administrative—Institutional Shares	1,552
Marketing and Distribution—Investor Shares	970
Marketing and Distribution—ETF Shares	165
Marketing and Distribution—Admiral Shares	304
Marketing and Distribution—Institutional Shares	128
Custodian Fees	81
Auditing Fees	76
Shareholders’ Reports—Investor Shares	54
Shareholders’ Reports—ETF Shares	58
Shareholders’ Reports—Admiral Shares	43
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	7
Total Expenses	12,844
Net Investment Income	70,180
Realized Net Gain (Loss)
Investment Securities Sold[1]	(8,553)
Futures Contracts	(3,611)
Realized Net Gain (Loss)	(12,164)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	307,524
Net Increase (Decrease) in Net Assets Resulting from Operations	365,540

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $671,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,180	(52,791)
Realized Net Gain (Loss)	(12,164)	(12,913)
Change in Unrealized Appreciation (Depreciation)	307,524	(73,400)
Net Increase (Decrease) in Net Assets Resulting from Operations	365,540	(139,104)
Distributions
Net Investment Income
Investor Shares	—	(32,095)
ETF Shares	—	(11,618)
Admiral Shares	—	(12,111)
Institutional Shares	—	(25,014)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions		(80,838)
Capital Share Transactions
Investor Shares	443,641	110,230
ETF Shares	583,428	532,047
Admiral Shares	1,173,766	640,240
Institutional Shares	1,539,781	1,193,894
Net Increase (Decrease) from Capital Share Transactions	3,740,616	2,476,411
Total Increase (Decrease)	4,106,156	2,256,469
Net Assets
Beginning of Period	12,333,120	10,076,651
End of Period[1]	16,439,276	12,333,120

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $60,698,000 and ($11,083,000).

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
				Oct. 16,
				2012[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.23	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income	. 080 [2]	(.131)	.183	.015
Net Realized and Unrealized Gain (Loss) on Investments	.520	(.206)	(.189)	(.241)
Total from Investment Operations	.600	(.337)	(.006)	(.226)
Distributions
Dividends from Net Investment Income	—	(.173)	(.004)	(.024)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.173)	(.004)	(.024)
Net Asset Value, End of Period	$24.83	$24.23	$24.74	$24.75

Total Return [3]	2.48%	-1.36%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,088	$4,532	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.16%	0.17%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	0.42%	(0.53%)	0.88%	0.01%[4]
Portfolio Turnover Rate[5]	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
				Oct. 12,
				2012[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$48.36	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income	. 251[2]	(.210)	.414	.065
Net Realized and Unrealized Gain (Loss) on Investments	.979	(.415)	(.371)	(.483)
Total from Investment Operations	1.230	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	—	(.395)	(.023)	(.052)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.395)	(.023)	(.052)
Net Asset Value, End of Period	$49.59	$48.36	$49.38	$49.36

Total Return	2.54%	-1.26%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,478	$1,838	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	0.51%	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate[4]	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
				Oct. 16,
				2012[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.27	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income	.149 [2]	(.105)	.209	.025
Net Realized and Unrealized Gain (Loss) on Investments	.461	(.197)	(.195)	(.229)
Total from Investment Operations	.610	(.302)	.014	(.204)
Distributions
Dividends from Net Investment Income	—	(.198)	(.014)	(.026)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.198)	(.014)	(.026)
Net Asset Value, End of Period	$24.88	$24.27	$24.77	$24.77

Total Return [3]	2.51%	-1.22%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,373	$2,126	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.10%	0.10%[4]
Ratio of Net Investment Income to Average Net Assets	0.51%	(0.44%)	0.98%	0.11%[4]
Portfolio Turnover Rate[5]	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
				Oct. 17,
				2012[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.28	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income	.139 [2]	(.099)	.215	.026
Net Realized and Unrealized Gain (Loss) on Investments	.481	(.196)	(.189)	(.220)
Total from Investment Operations	.620	(.295)	.026	(.194)
Distributions
Dividends from Net Investment Income	—	(.205)	(.016)	(.026)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.205)	(.016)	(.026)
Net Asset Value, End of Period	$24.90	$24.28	$24.78	$24.77

Total Return [3]	2.55%	-1.19%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,500	$3,837	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.07%	0.07%[4]
Ratio of Net Investment Income to Average Net Assets	0.54%	(0.41%)	1.01%	0.14%[4]
Portfolio Turnover Rate[5]	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

19

Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $1,240,000, representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

20

Short-Term Inflation-Protected Securities Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	16,406,477	—
Temporary Cash Investments	7,332	—	—
Total	7,332	16,406,477	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended September 30, 2016, the fund realized gains of $1,585,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at September 30, 2016, totaling $3,759,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the year ended September 30, 2016, the fund realized $27,979,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

21

Short-Term Inflation-Protected Securities Index Fund

For tax purposes, at September 30, 2016, the fund had $67,282,000 of ordinary income available for distribution and available capital losses totaling $85,072,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2016, the cost of investment securities for tax purposes was $16,297,230,000. Net unrealized appreciation of investment securities for tax purposes was $116,579,000, consisting of unrealized gains of $122,385,000 on securities that had risen in value since their purchase and $5,806,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2016, the fund purchased $7,861,740,000 of investment securities and sold $4,318,089,000 of investment securities, other than temporary cash investments. Purchases and sales include $912,178,000 and $321,172,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	873,920	35,645	829,293	34,019
Issued in Lieu of Cash Distributions	—	—	31,998	1,322
Redeemed	(430,279)	(17,713)	(751,061)	(30,890)
Net Increase (Decrease)—Investor Shares	443,641	17,932	110,230	4,451
ETF Shares
Issued	955,615	19,579	738,501	15,206
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(372,187)	(7,625)	(206,454)	(4,250)
Net Increase (Decrease)—ETF Shares	583,428	11,954	532,047	10,956
Admiral Shares
Issued	1,743,525	71,273	1,106,772	45,451
Issued in Lieu of Cash Distributions	—	—	10,779	445
Redeemed	(569,759)	(23,298)	(477,311)	(19,565)
Net Increase (Decrease)—Admiral Shares	1,173,766	47,975	640,240	26,331
Institutional Shares
Issued	2,316,657	94,659	1,866,248	76,449
Issued in Lieu of Cash Distributions	—	—	24,697	1,019
Redeemed	(776,876)	(31,833)	(697,051)	(28,609)
Net Increase (Decrease)—Institutional Shares	1,539,781	62,826	1,193,894	48,859

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Inflation-Protected Securities Index Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.58	$0.85
ETF Shares	1,000.00	1,011.01	0.30
Admiral Shares	1,000.00	1,010.97	0.35
Institutional Shares	1,000.00	1,011.37	0.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.15	$0.86
ETF Shares	1,000.00	1,024.70	0.30
Admiral Shares	1,000.00	1,024.65	0.35
Institutional Shares	1,000.00	1,024.85	0.15

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares, 0.06% for ETF Shares, 0.07% for Admiral Shares, and 0.03% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

27

Vanguard Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19670 112016

Annual Report | September 30, 2016

Vanguard Core Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	5
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	49
Glossary.	51

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Core Bond Fund has returned well over 3% since its launch this spring, outpacing its benchmark and edging ahead of the average return of its peers.

• Demand for U.S. taxable bonds benefited from concerns about global growth, the ability of central banks to lift inflation, and the “Brexit” vote. The Federal Reserve’s decision to leave rates unchanged and U.S. bonds’ comparatively high yields for international investors also helped.

• The fund’s holdings in asset-backed securities and commercial mortgage-backed securities boosted relative performance.

• Its favoring of BBB-rated bonds also contributed.

• Corporate bonds did well as yields fell and credit spreads tightened. Selection among the bonds of banks, insurance companies, real estate investment trusts, and technology companies added value.

• The fund’s allocation to inflation-protected securities was modestly positive.

Total Returns: Period Ended September 30, 2016
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Core Bond Fund
Investor Shares (Inception: 3/28/2016)	1.81%	0.97%	2.60%	3.57%
Admiral™ Shares (Inception: 3/28/2016)	1.91	1.02	2.65	3.67
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				3.31
Core Bond Funds Average				3.54

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Benchmark returns are calculated from the fund's inception date.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Core Bond Fund	0.25%	0.15%	0.80%

The fund expense ratios shown are from the prospectus dated March 10, 2016, and represent estimated costs for the current fiscal year. For the period from inception through September 30, 2016, the fund’s expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Core Bond Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

2

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

3

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

4

Advisor’s Report

Since its launch on March 28, 2016, Vanguard Core Bond Fund returned 3.57% for Investor Shares and 3.67% for Admiral Shares. Those performances were a little better than the 3.31% return of the benchmark (the Bloomberg Barclays U.S. Aggregate Float Adjusted Index) and the average return of 3.54% for peer funds.

The investment environment

Britain’s vote to leave the European Union caught global capital markets off guard. Stocks showed some nervousness ahead of the referendum, then tumbled in the immediate aftermath of the vote, known as “Brexit,” before regaining much of their lost ground by the end of June. Despite credit rating agency downgrades, yields of U.K. government bonds headed lower. So did those of most developed-market government bonds as investors sought out assets perceived to be less risky.

Another support for bonds over the period was accommodative monetary policy. The European Central Bank kept its overnight interest rate on banks’ excess reserves below zero and continued buying sovereign and corporate bonds with the aim of keeping borrowing costs low. In July, the Bank of Japan increased its asset purchases. And in August, the Bank of England cut interest rates to an all-time low and expanded its bond-buying program.

Stateside, the Federal Reserve pushed out the timing of further short-term rate hikes. Ongoing concerns about weak growth abroad and uncertainty about the ramifications of Brexit helped stay the Fed’s hand in June. Although the markets thought rates might rise in September, policymakers again chose to stand pat, citing further scope for improvement in employment and inflation.

This environment was positive for U.S. government bonds. Demand from yield-starved investors—both domestic and international—drove U.S. Treasury yields lower, especially those of longer-dated securities. From the fund’s inception to the close of the period, the bellwether 10-year U.S. Treasury yield fell about 30 basis points to 1.60%.

Investment-grade corporate bonds also did well; the average spread between their yields and those of Treasuries ground 26 basis points tighter to 138 basis points. (A basis point is one-hundredth of a percentage point.) The spreads of bonds issued by companies in basic industries and energy in particular narrowed significantly.

Management of the fund

An overweighted allocation to securitized debt added value. Included in that category are commercial mortgage-backed securities—pooled mortgages on commercial properties, which performed well. Asset-backed securities, another segment of securitized debt typically backed by auto loans, credit-card debt, and student loans, made a smaller contribution.

5

The spread in yields between corporate bonds and Treasuries narrowed as investors grew comfortable with taking on higher risk for more yield. Lower-rated investment-grade bonds outperformed their higher-rated counterparts, which favored our tilt toward BBB-rated bonds.

Overall, our corporate bond holdings made a solid contribution. Security selection in financials was strong, notably among banks, insurance companies, and real estate investment trusts.

We also benefited from the strength in industrials early on by adding debt issued by energy and metals and mining companies. These became attractively valued because of the slump in commodity prices and the dimmer outlook for global growth. Although our timing was good, our underweighted allocation to industrials dragged on the relative performance of our corporate bond holdings. A slight overweighting of emerging-market bonds made a positive contribution even though their spreads had already tightened significantly before the launch of the fund.

Our portfolio also included Treasury Inflation-Protected Securities, which are not part of the benchmark index. Because we believed inflation would edge higher, we felt TIPS offered value relative to nominal Treasury bonds. Some of the factors supporting that view included the Fed’s holding rates lower for longer, wages ticking higher, some improvement in the price of oil, and the prospect of fiscal stimulus through infrastructure spending. The return from this allocation was modestly positive.

We kept the fund’s average duration close to that of the benchmark index. (Duration is a measure of sensitivity, measured in years, of a fund’s holdings to changes in interest rates.) It stood at 5.8 years at the end of the period.

Outlook

The U.S. economy looks set to remain on relatively solid footing. The labor market should achieve the Fed’s full employment target. Job creation has slowed from last year, but continuing wage gains could boost demand and push inflation higher. Current low mortgage rates and muted inflation are likely to support home buying, mortgage refinancing, and consumer spending. These trends should help the economy grow at a modest rate.

In formulating our inflation outlook, we remain positive about underlying trends when we exclude the highly volatile commodity prices from most measures. Oil market imbalances have depressed energy prices during the past two years but appear to be moving toward balance. They should provide a modest uplift to headline inflation in the coming year.

U.S. monetary policy should remain cautious and accommodative. No matter when the Fed makes its next rate hike, we believe its short-term rate target isn’t likely to go above 1% over the next few years.

6

Central bank policy in the United Kingdom, the Eurozone, and China looks set to remain accommodative in the face of weak or slowing growth. This should keep U.S. yields attractive to international investors. Given that, and our outlook for modest growth and inflation at home, we also don’t expect to see a material rise in government bond yields farther out along the curve.

With regard to corporate bonds, we continue to hold significant positions in very liquid assets. This should give us the flexibility to take advantage of any dislocations in pricing that may arise if volatility picks up.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the fund’s performance.

Portfolio Managers:

Brian W. Quigley

Gemma Wright-Casparius, Principal

Gregory S. Nassour, CFA, Principal

Vanguard Fixed Income Group

October 25, 2016

7

Core Bond Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCORX	VCOBX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	1.81%	1.91%

Financial Attributes
		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index
Number of Bonds	789	9,908
Yield to Maturity
(before expenses)	2.1%	2.0%
Average Coupon	3.0%	3.1%
Average Duration	5.8 years	5.8 years
Average Effective
Maturity	7.6 years	8.0 years
Short-Term
Reserves	5.9%	—

Sector Diversification (% of portfolio)
Asset-Backed	7.5%
Commercial Mortgage-Backed	4.1
Finance	10.8
Foreign	3.5
Government Mortgage-Backed	22.2
Industrial	12.8
Treasury/Agency	36.3
Utilities	2.5
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.1%
1 - 3 Years	17.9
3 - 5 Years	32.9
5 - 7 Years	12.5
7 - 10 Years	17.3
10 - 20 Years	5.1
20 - 30 Years	10.0
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	51.2%
Aaa	10.2
Aa	3.9
A	10.2
Baa	17.1
Ba	0.4
B	0.2
Not Rated	6.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 10, 2016, and represent estimated costs for the current fiscal year. For the period from inception through September 30, 2016, the expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares.

8

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $50,000
	(3/28/2016)	Investment
Core Bond Fund Admiral Shares	3.67%	$51,837
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	3.31	51,653

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Core Bond Fund

Fiscal-Period Total Returns (%): March 28, 2016, Through September 30, 2016

				Bloomberg
				Barclays U.S.
				Aggregate
				Float Adjusted
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.97%	2.60%	3.57%	3.31%

10

Core Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (58.8%)
U.S. Government Securities (26.4%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	22,000	23,371
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	6,144	7,352
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	4,661	4,835
United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	7,843	8,365
United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	193	196
United States Treasury Note/Bond	0.875%	11/15/17	8,500	8,516
United States Treasury Note/Bond	0.875%	5/31/18	50	50
United States Treasury Note/Bond	2.250%	7/31/18	44	45
United States Treasury Note/Bond	0.750%	8/31/18	950	950
United States Treasury Note/Bond	1.500%	12/31/18	1,200	1,218
United States Treasury Note/Bond	1.125%	1/15/19	6,000	6,039
United States Treasury Note/Bond	1.500%	1/31/19	800	812
United States Treasury Note/Bond	0.750%	2/15/19	6,600	6,587
United States Treasury Note/Bond	1.375%	2/28/19	1,500	1,519
United States Treasury Note/Bond	1.000%	3/15/19	4,500	4,517
United States Treasury Note/Bond	1.625%	3/31/19	432	440
United States Treasury Note/Bond	0.875%	4/15/19	3,400	3,402
United States Treasury Note/Bond	1.375%	8/31/20	1,025	1,038
United States Treasury Note/Bond	1.375%	9/30/20	650	658
United States Treasury Note/Bond	2.000%	9/30/20	2,500	2,590
United States Treasury Note/Bond	1.375%	10/31/20	650	658
United States Treasury Note/Bond	1.750%	10/31/20	3,900	4,002
United States Treasury Note/Bond	1.625%	11/30/20	650	664
United States Treasury Note/Bond	2.000%	11/30/20	1,000	1,037
United States Treasury Note/Bond	1.750%	12/31/20	1,586	1,628
United States Treasury Note/Bond	1.375%	1/31/21	2,400	2,426
United States Treasury Note/Bond	2.125%	1/31/21	700	729
United States Treasury Note/Bond	2.000%	2/28/21	800	830
United States Treasury Note/Bond	1.250%	3/31/21	2,000	2,011
United States Treasury Note/Bond	2.250%	4/30/21	2,300	2,413
United States Treasury Note/Bond	2.000%	5/31/21	2,050	2,128
United States Treasury Note/Bond	2.125%	8/15/21	3,000	3,133
United States Treasury Note/Bond	1.750%	1/31/23	500	512
United States Treasury Note/Bond	1.500%	2/28/23	1,000	1,008
United States Treasury Note/Bond	1.500%	3/31/23	980	987
United States Treasury Note/Bond	1.750%	5/15/23	5,500	5,625
United States Treasury Note/Bond	1.625%	5/31/23	1,000	1,015

11

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.500%	8/15/23	6,500	6,966
United States Treasury Note/Bond	2.750%	11/15/23	244	266
United States Treasury Note/Bond	2.125%	5/15/25	1,650	1,726
United States Treasury Note/Bond	2.000%	8/15/25	500	518
United States Treasury Note/Bond	2.250%	11/15/25	4,560	4,817
United States Treasury Note/Bond	1.625%	2/15/26	2,468	2,474
United States Treasury Note/Bond	1.625%	5/15/26	4,735	4,745
United States Treasury Note/Bond	6.500%	11/15/26	200	292
United States Treasury Note/Bond	6.125%	8/15/29	1,000	1,505
United States Treasury Note/Bond	6.250%	5/15/30	400	618
United States Treasury Note/Bond	5.375%	2/15/31	400	584
United States Treasury Note/Bond	4.500%	2/15/36	1,450	2,044
1 United States Treasury Note/Bond	4.750%	2/15/37	2,850	4,143
United States Treasury Note/Bond	5.000%	5/15/37	608	912
United States Treasury Note/Bond	4.250%	5/15/39	600	824
United States Treasury Note/Bond	3.750%	8/15/41	650	838
United States Treasury Note/Bond	3.125%	11/15/41	600	700
United States Treasury Note/Bond	3.125%	2/15/42	650	759
United States Treasury Note/Bond	3.000%	5/15/42	6,600	7,545
United States Treasury Note/Bond	3.625%	8/15/43	200	255
United States Treasury Note/Bond	2.875%	8/15/45	1,550	1,732
United States Treasury Note/Bond	3.000%	11/15/45	2,742	3,139
2 United States Treasury Note/Bond	2.500%	2/15/46	4,150	4,305
United States Treasury Note/Bond	2.500%	5/15/46	2,800	2,908
United States Treasury Note/Bond	2.250%	8/15/46	1,900	1,872
				169,793
Agency Bonds and Notes (10.2%)
† AID-Ukraine	1.471%	9/29/21	2,100	2,109
3 Federal Home Loan Banks	0.875%	6/29/18	2,200	2,201
3 Federal Home Loan Banks	0.625%	8/7/18	100	100
3 Federal Home Loan Banks	0.875%	10/1/18	2,500	2,499
3 Federal Home Loan Banks	0.875%	8/5/19	3,700	3,687
3 Federal Home Loan Banks	1.000%	9/26/19	3,250	3,248
3 Federal Home Loan Banks	1.125%	7/14/21	1,500	1,490
4 Federal Home Loan Mortgage Corp.	0.750%	4/9/18	300	300
4 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	870	869
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	6,050	6,031
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	2,000	1,983
4 Federal National Mortgage Assn.	1.000%	2/26/19	2,500	2,504
4 Federal National Mortgage Assn.	1.000%	8/28/19	1,900	1,899
4 Federal National Mortgage Assn.	0.000%	10/9/19	9,600	9,240
4 Federal National Mortgage Assn.	1.875%	12/28/20	600	617
4 Federal National Mortgage Assn.	1.250%	8/17/21	2,900	2,892
4 Federal National Mortgage Assn.	1.875%	9/24/26	5,600	5,578
3 Financing Corp.	0.000%	11/11/17	3,000	2,973
Private Export Funding Corp.	5.450%	9/15/17	500	522
Private Export Funding Corp.	2.250%	12/15/17	3,000	3,048
Private Export Funding Corp.	4.375%	3/15/19	128	138
Private Export Funding Corp.	1.450%	8/15/19	2,715	2,741
Private Export Funding Corp.	2.300%	9/15/20	150	156
Private Export Funding Corp.	3.550%	1/15/24	1,300	1,446
Residual Funding Corp. Principal Strip	0.000%	10/15/20	2,000	1,900
Resolution Funding Corp. Interest Strip	0.000%	1/15/27	600	480
Resolution Funding Corp. Interest Strip	0.000%	4/15/27	1,800	1,427
Resolution Funding Corp. Interest Strip	0.000%	7/15/27	794	623

12

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	794	619
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	3,000	2,289
					65,609
Conventional Mortgage-Backed Securities (20.3%)
[4,5,6] Fannie Mae Pool		2.000%	11/1/31	5,000	5,062
[4,5,6] Fannie Mae Pool		2.500%	2/1/28–11/1/31	12,696	13,133
[4,5,6] Fannie Mae Pool		3.000%	2/1/27–11/25/46	7,466	7,841
[4,5]	Fannie Mae Pool	3.500%	3/1/27–11/1/46	14,031	14,873
[4,5]	Fannie Mae Pool	4.000%	8/1/39–7/1/46	19,195	20,714
[4,5,6] Fannie Mae Pool		4.500%	1/1/41–10/1/46	4,561	5,065
[4,5]	Fannie Mae Pool	5.000%	3/1/38–2/1/45	8,718	9,814
[4,5]	Fannie Mae Pool	6.000%	5/1/37	1,134	1,313
[4,5,6] Freddie Mac Gold Pool		2.500%	11/1/31	2,550	2,637
[4,5,6] Freddie Mac Gold Pool		3.000%	10/1/31–10/1/46	14,250	14,889
[4,5,6] Freddie Mac Gold Pool		3.500%	10/1/46–11/1/46	1,750	1,844
[4,5]	Freddie Mac Gold Pool	4.000%	1/1/46	187	203
5	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	419	450
[5,6]	Ginnie Mae I Pool	4.500%	2/15/39–11/1/46	3,448	3,835
5	Ginnie Mae I Pool	5.000%	3/15/38–2/15/40	4,182	4,718
[5,6]	Ginnie Mae II Pool	3.000%	1/20/45–11/1/46	7,568	7,954
5	Ginnie Mae II Pool	3.500%	10/20/43–10/1/46	12,710	13,615
5	Ginnie Mae II Pool	4.000%	11/20/42	427	461
5	Ginnie Mae II Pool	4.500%	11/20/44	1,871	2,068
					130,489
Nonconventional Mortgage-Backed Securities (1.9%)
[4,5,7] Fannie Mae Pool		2.657%	9/1/37	1,798	1,902
[4,5,7] Fannie Mae Pool		2.696%	8/1/35	411	434
[4,5,7] Fannie Mae Pool		2.756%	12/1/40	243	257
[4,5,7] Fannie Mae Pool		2.758%	4/1/40	1,534	1,637
[4,5,7] Fannie Mae Pool		2.927%	8/1/36	519	548
[4,5,7] Fannie Mae REMICS		0.775%	9/25/46	867	864
[4,5,7] Fannie Mae REMICS		0.825%	9/25/41–4/25/45	464	462
[4,5,7] Fannie Mae REMICS		0.845%	6/25/36	496	495
[4,5,7] Fannie Mae REMICS		0.875%	5/25/43	250	249
[4,5,7] Fannie Mae REMICS		0.895%	6/25/35	136	136
[4,5,7] Fannie Mae REMICS		0.925%	11/25/42–9/25/46	1,005	1,007
[4,5,7] Fannie Mae REMICS		0.935%	11/25/35	178	178
[4,5,7] Fannie Mae REMICS		0.970%	2/25/37	103	103
[4,5,7] Fannie Mae REMICS		1.025%	8/25/46	384	384
[4,5,7] Freddie Mac Non Gold Pool		2.663%	11/1/35	738	785
[4,5,7] Freddie Mac Non Gold Pool		2.745%	7/1/35–9/1/37	1,813	1,920
[4,5]	Freddie Mac Non Gold Pool	2.890%	7/1/33	119	126
[4,5,7] Freddie Mac REMICS		0.874%	11/15/36–8/15/43	413	413
[4,5,7] Freddie Mac REMICS		0.884%	11/15/36	136	136
[4,5,7] Freddie Mac REMICS		0.974%	6/15/42	84	83
					12,119
Total U.S. Government and Agency Obligations (Cost $375,349)					378,010
Asset-Backed/Commercial Mortgage-Backed Securities (12.3%)
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	1,500	1,509
[5,8]	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	97	104
5	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	90	91
5	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	60	61
5	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	285	293

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	170	170
5	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	30	30
5	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	20	20
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	125	130
5	AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/8/21	70	70
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	200	201
[5,8]	Applebee’s Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	60	61
[5,8]	ARL Second LLC 2014-1A	2.920%	6/15/44	77	75
[5,8]	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	800	860
[5,8]	Avis Budget Rental Car Funding AESOP LLC
	2013-2A	2.970%	2/20/20	575	587
[5,8]	Avis Budget Rental Car Funding AESOP LLC
	2015-2A	2.630%	12/20/21	380	385
[5,8]	Avis Budget Rental Car Funding AESOP LLC
	2016-1A	2.990%	6/20/22	200	205
[5,8]	Avis Budget Rental Car Funding AESOP LLC
	2016-2	2.720%	11/20/22	420	425
8	Bank of Montreal	1.750%	6/15/21	305	305
	Bank of Nova Scotia	1.875%	4/26/21	330	332
8	Bank of Nova Scotia	1.875%	9/20/21	110	111
[5,7,8] BMW Floorplan Master Owner Trust 2015-1A		1.024%	7/15/20	700	701
[5,7]	Cabela’s Credit Card Master Note Trust 2016-1	1.374%	6/15/22	1,100	1,100
[5,8]	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	81	83
5	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	160	161
5	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	130	131
5	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	210	211
5	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	210	210
5	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	360	364
5	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	570	570
5	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	220	224
5	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	70	70
5	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	20	20
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	50	50
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
[5,7]	Capital One Multi-Asset Execution Trust 2016-A1	0.974%	2/15/22	800	804
[5,7]	Capital One Multi-Asset Execution Trust 2016-A2	1.154%	2/15/24	410	412
[5,7,8] CARDS II Trust 2016-1A		1.224%	7/15/21	750	751
5	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	750	755
5	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	100	101
5	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	100	101
5	CarMax Auto Owner Trust 2016-3	1.900%	4/15/22	200	199
5	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	190	189
5	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	190	189
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	350	370
[5,7]	Chase Issuance Trust 2016-A1	0.934%	5/17/21	700	702
[5,8]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	610	612
[5,8]	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	200	202
[5,8]	Chrysler Capital Auto Receivables Trust 2016-AA	1.960%	1/18/22	600	601
[5,8]	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	90	90
[5,8]	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	90	90
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	350	389
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	350	380
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	350	381
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	230	252
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	350	378

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	140	151
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.683%	10/10/47	175	181
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	350	366
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	450	476
[5,8]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	82	82
5	CNH Equipment Trust 2016-B	1.970%	11/15/21	600	605
[5,7,8] Colony American Homes 2015-1		2.031%	7/17/32	70	70
[5,7,8] Colony American Homes 2015-1A		1.731%	7/17/32	184	183
[5,7,8] Colony Starwood Homes 2016-1A Trust		2.031%	7/17/33	494	500
[5,7,8] Colony Starwood Homes 2016-1A Trust		2.681%	7/17/33	185	187
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	523
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	557
[5,8]	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	218
[5,8]	COMM 2013-CCRE9 Mortgage Trust	4.398%	7/10/45	230	243
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	350	392
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	350	389
5	COMM 2014-CCRE17 Mortgage Trust	4.895%	5/10/47	190	206
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	350	380
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	350	373
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	350	371
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	350	378
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	350	384
[5,8]	DB Master Finance LLC 2015-1A	3.980%	2/20/45	59	60
5	DBJPM 16-C1 Mortgage Trust	3.505%	5/10/49	140	135
[5,8]	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	500	505
[5,8]	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	132	136
[5,8]	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	1,000	1,000
[5,8]	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	420	424
[5,8]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	270	273
[5,8]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	200	204
[5,8]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	450	451
[5,7,8] Evergreen Credit Card Trust 2016-1		1.244%	4/15/20	1,175	1,178
[4,5,7] Fannie Mae Connecticut Avenue Securities
	2016-C04	1.975%	1/25/29	183	184
[4,5,7] Fannie Mae Connecticut Avenue Securities
	2016-C05	1.875%	1/25/29	495	497
[5,8]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	190	194
[5,8]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	250	253
[5,8]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,050	1,074
[5,8]	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	200	203
5	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	200	201
[5,8]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	100	102
[5,8]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	200	202
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.730%	9/15/19	600	603
[5,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	1.024%	2/15/21	1,000	1,002
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	200	203
[5,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.094%	1/15/22	630	633
[5,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	1.424%	2/15/21	400	404
[5,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-3	1.144%	7/15/21	50	50

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-4	1.054%	7/15/20	40	40
[4,5,7] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	1.775%	10/25/28	240	240
[4,5,7] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	1.625%	12/25/28	245	245
[4,5,7] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.525%	12/25/28	250	255
[5,8]	FRS I LLC 2013-1A	3.080%	4/15/43	184	181
[5,7]	GE Dealer Floorplan Master Note Trust Series
	2015-2	1.182%	1/20/22	370	370
5	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	420	425
5	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	50	51
5	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	130	131
5	GM Financial Automobile Leasing Trust 2016-2	1.760%	3/20/20	900	906
5	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	190	192
5	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	40	40
5	GM Financial Automobile Leasing Trust 2016-3	1.780%	5/20/20	40	40
[5,8]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	450	451
[5,7,8] GMF Floorplan Owner Revolving Trust 2016-1		1.374%	5/17/21	800	802
[5,8]	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	330	332
[5,8]	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	330	331
[5,7,8] Golden Credit Card Trust 2014-2A		0.974%	3/15/21	680	679
[5,8]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	270	271
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	368
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	350	387
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	350	386
5	GS Mortgage Securities Trust 2014-GC24	4.641%	9/10/47	170	187
5	GS Mortgage Securities Trust 2014-GC24	4.662%	9/10/47	150	159
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	350	372
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	350	373
[5,8]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	680	678
[5,8]	Hertz Vehicle Financing LLC 2015-1A	2.730%	3/25/21	850	861
[5,8]	Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	120	120
[5,8]	Hertz Vehicle Financing LLC 2016-4	2.650%	7/25/22	290	293
[5,8]	Hyundai Auto Lease Securitization Trust 2016-B	1.680%	4/15/20	1,000	1,009
[5,8]	Hyundai Auto Lease Securitization Trust 2016-C	1.490%	2/18/20	50	50
[5,8]	Hyundai Auto Lease Securitization Trust 2016-C	1.650%	7/15/20	20	20
[5,8]	Hyundai Floorplan Master Owner Trust Series
	2016-1A	1.810%	3/15/21	110	111
[5,7,8] Invitation Homes 2014-SFR1 Trust		2.031%	6/17/31	275	274
[5,7,8] Invitation Homes 2015-SFR2 Trust		2.177%	6/17/32	70	70
[5,7,8] Invitation Homes 2015-SFR3 Trust		2.281%	8/17/32	70	70
5	John Deere Owner Trust 2016-B	1.490%	5/15/23	500	500
[5,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,700	1,877
[5,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.562%	8/15/46	550	626
[5,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	90	95
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	4.189%	1/15/46	230	240
5	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.363%	7/15/45	1,600	1,711

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	30	34
5	JPMBB Commercial Mortgage Securities Trust
	2013-C15	5.214%	11/15/45	30	33
5	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	350	391
5	JPMBB Commercial Mortgage Securities Trust
	2014-C26	3.231%	1/15/48	350	370
5	JPMBB Commercial Mortgage Securities Trust
	2014-C26	3.494%	1/15/48	350	376
5	JPMBB Commercial Mortgage Securities Trust
	2015-C27	3.179%	2/15/48	350	368
[5,7,8] Mercedes-Benz Master Owner Trust 2016-B		1.224%	5/17/21	800	804
[5,8]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	290	291
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	100	108
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.219%	7/15/46	200	210
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	4.259%	10/15/46	400	451
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	3.773%	4/15/47	350	384
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	5.058%	4/15/47	150	163
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C17	3.741%	8/15/47	350	382
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	350	390
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C19	3.526%	12/15/47	450	488
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C20	3.249%	2/15/48	350	371
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	350	371
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C24	3.732%	5/15/48	350	384
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2016-C29	4.912%	5/15/49	160	167
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	350	388
[5,8]	MSBAM Commercial Mortgage Securities Trust
	2012-CKSV	3.277%	10/15/30	1,700	1,752
8	National Australia Bank Ltd.	2.250%	3/16/21	50	51
[5,7,8] Navient Student Loan Trust 2016-2		1.575%	6/25/65	200	201
[5,7,8] Navient Student Loan Trust 2016-3		1.375%	6/25/65	60	60
[5,7,8] Navistar Financial Dealer Note Master Trust
	2016-1A	0.000%	9/27/21	220	220
[5,8]	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	580	581
5	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	1,000	1,004
5	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	140	140
5	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	30	30
[5,7]	Nissan Master Owner Trust Receivables Series
	2016-A	1.164%	6/15/21	500	501
[5,8]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	714
[5,8]	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	414	425
[5,7,8] Resimac Premier Series 2016-1A		1.908%	10/10/47	766	767

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.100%	10/14/20	390	397
	Royal Bank of Canada	2.300%	3/22/21	600	616
5	Santander Drive Auto Receivables Trust 2016-2	1.560%	5/15/20	870	870
5	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	215	216
5	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	170	172
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	140	144
[5,8]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	440	448
[5,7,8] SMB Private Education Loan Trust 2016-B		1.974%	2/17/32	280	283
[5,8]	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	470	482
[5,8]	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	500	505
[5,8]	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	100	100
[5,7,8] SoFi Professional Loan Program 2016-D LLC		1.600%	1/25/39	100	100
[5,8]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	250	251
5	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	385	396
5	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	337	345
5	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	345	350
5	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	470	479
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	150	150
5	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	100	100
[5,8]	Taco Bell Funding LLC 2016-1A	3.832%	5/25/46	59	60
[5,8]	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	36	37
[5,8]	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	31	32
8	Toronto-Dominion Bank	2.250%	3/15/21	350	357
[5,7,8] Trillium Credit Card Trust II 2016-1A		1.242%	5/26/21	760	762
[5,8]	Volkswagen Credit Auto Master Owner Trust
	2014-1A	1.400%	7/22/19	300	300
5	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	40	43
5	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	350	393
5	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.432%	7/15/46	450	499
5	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	70	73
5	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.190%	2/15/48	350	369
5	Wells Fargo Commercial Mortgage Trust
	2015-C30	4.646%	9/15/58	200	206
5	Wells Fargo Commercial Mortgage Trust
	2015-LC22	4.691%	9/15/58	160	168
[5,8]	Wendys Funding LLC 2015-1A	3.371%	6/15/45	228	229
[5,8]	Wendys Funding LLC 2015-1A	4.080%	6/15/45	56	57
[5,8]	Wendys Funding LLC 2015-1A	4.497%	6/15/45	50	50
8	Westpac Banking Corp.	2.250%	11/9/20	365	373
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	20	22
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	350	381
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	350	379
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	350	391
5	World Financial Network Credit Card Master Note
	Trust Series 2012-D	2.150%	4/17/23	1,000	1,018
5	World Financial Network Credit Card Master Note
	Trust Series 2015-B	2.550%	6/17/24	220	228
5	World Financial Network Credit Card Master Note
	Trust Series 2016-A	2.030%	4/15/25	220	221
5	World Omni Auto Receivables Trust 2015-B	2.150%	8/15/22	175	176

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	100	100
5	World Omni Automobile Lease Securitization
	Trust 2016-A	1.610%	1/15/22	575	574
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $78,501)					79,385
Corporate Bonds (26.0%)
Finance (10.6%)
	Banking (4.7%)
8	ABN AMRO Bank NV	4.750%	7/28/25	150	158
8	ABN AMRO Bank NV	4.800%	4/18/26	200	212
9	Bank of America Corp.	5.500%	11/22/21	138	207
	Bank of America Corp.	3.300%	1/11/23	546	566
	Bank of America Corp.	4.000%	4/1/24	500	539
	Bank of America Corp.	3.875%	8/1/25	400	428
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	450	454
9	BPCE SA	5.250%	4/16/29	100	149
	Citigroup Inc.	3.700%	1/12/26	450	474
	Citigroup Inc.	4.450%	9/29/27	1,000	1,043
8	Commonwealth Bank of Australia	2.000%	9/6/21	490	489
8	Commonwealth Bank of Australia	4.500%	12/9/25	200	213
8	Commonwealth Bank of Australia	2.850%	5/18/26	215	217
10	Coventry Building Society	2.500%	11/18/20	212	256
8	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	410	415
8	Danske Bank A/S	2.000%	9/8/21	660	658
	Discover Financial Services	5.200%	4/27/22	370	407
	First Republic Bank	2.375%	6/17/19	510	514
9	Goldman Sachs Group Inc.	6.125%	5/14/17	100	133
9	Goldman Sachs Group Inc.	5.500%	10/12/21	96	142
10	Goldman Sachs Group Inc.	2.125%	9/30/24	77	94
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,050	1,103
9	Goldman Sachs Group Inc.	4.250%	1/29/26	450	666
	Goldman Sachs Group Inc.	6.125%	2/15/33	480	606
	Goldman Sachs Group Inc.	5.150%	5/22/45	550	602
[5,10] HBOS plc		4.500%	3/18/30	40	50
	HSBC Holdings plc	3.400%	3/8/21	200	207
	HSBC Holdings plc	2.650%	1/5/22	710	708
	HSBC Holdings plc	3.600%	5/25/23	480	496
	HSBC Holdings plc	4.300%	3/8/26	1,000	1,071
	HSBC Holdings plc	3.900%	5/25/26	440	457
	HSBC USA Inc.	2.750%	8/7/20	600	608
	JPMorgan Chase & Co.	2.400%	6/7/21	250	253
	JPMorgan Chase & Co.	2.295%	8/15/21	1,495	1,496
	JPMorgan Chase & Co.	2.700%	5/18/23	182	184
	JPMorgan Chase & Co.	3.200%	6/15/26	340	349
	JPMorgan Chase & Co.	5.500%	10/15/40	216	275
10	Leeds Building Society	1.375%	5/5/22	325	366
	Lloyds Banking Group plc	4.650%	3/24/26	1,030	1,065
8	Macquarie Bank Ltd.	2.600%	6/24/19	78	79
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	310	319
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	430	428
8	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	285	289
	Morgan Stanley	3.875%	1/27/26	1,420	1,509
	Morgan Stanley	3.125%	7/27/26	675	679
	MUFG Americas Holdings Corp.	2.250%	2/10/20	570	576
[5,10] Nationwide Building Society		4.125%	3/20/23	200	234

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
9	Nationwide Building Society	3.250%	1/20/28	100	142
	Royal Bank of Canada	1.500%	7/29/19	340	340
8	Santander UK Group Holdings plc	4.750%	9/15/25	1,320	1,318
9	Santander UK Group Holdings plc	3.625%	1/14/26	165	227
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	580	575
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	335	332
	Svenska Handelsbanken AB	1.875%	9/7/21	185	184
	Synchrony Financial	4.500%	7/23/25	1,650	1,745
	Synchrony Financial	3.700%	8/4/26	394	390
	Toronto-Dominion Bank	1.800%	7/13/21	350	349
	Wells Fargo & Co.	2.600%	7/22/20	210	214
	Wells Fargo & Co.	3.000%	2/19/25	258	261
	Wells Fargo & Co.	5.375%	2/7/35	150	185
	Wells Fargo & Co.	4.400%	6/14/46	110	112
	Westpac Banking Corp.	2.000%	8/19/21	590	590
	Westpac Banking Corp.	2.700%	8/19/26	405	403
10	Yorkshire Building Society	1.250%	3/17/22	690	779

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	250	262
8	Apollo Management Holdings LP	4.400%	5/27/26	525	551
	Invesco Finance plc	4.000%	1/30/24	180	198
	Stifel Financial Corp.	4.250%	7/18/24	250	252

	Finance Companies (0.9%)
	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust	3.750%	5/15/19	150	153
	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust	3.950%	2/1/22	150	154
	Air Lease Corp.	2.125%	1/15/18	2,110	2,121
	Air Lease Corp.	3.375%	1/15/19	1,824	1,874
	GE Capital International Funding Co.	4.418%	11/15/35	100	113
	International Lease Finance Corp.	4.625%	4/15/21	1,000	1,047
8	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	260	261

	Insurance (2.9%)
	Aetna Inc.	2.400%	6/15/21	75	76
8	AIA Group Ltd.	3.200%	3/11/25	200	204
[5,10] Allianz Finance II BV		5.750%	7/8/41	100	130
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	432	452
	American Financial Group Inc.	3.500%	8/15/26	275	275
	American International Group Inc.	4.875%	6/1/22	132	148
	American International Group Inc.	3.900%	4/1/26	230	243
	American International Group Inc.	3.875%	1/15/35	275	270
	Aon plc	3.500%	6/14/24	500	519
[5,10] Aquarius and Investments plc for Zurich
	Insurance Co. Ltd.	4.250%	10/2/43	260	325
[5,10] AXA SA		5.125%	7/4/43	200	261
	Berkshire Hathaway Inc.	2.750%	3/15/23	2,310	2,396
5	Chubb Corp.	6.375%	3/29/67	10	9
[5,9]	CNP Assurances	7.375%	9/30/41	100	146
[5,10] Credit Agricole Assurances SA		4.250%	1/29/49	200	221
[5,10] Credit Agricole Assurances SA		4.500%	10/31/49	200	222
	First American Financial Corp.	4.600%	11/15/24	290	300
8	Five Corners Funding Trust	4.419%	11/15/23	828	895

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	104
	Infinity Property & Casualty Corp.	5.000%	9/19/22	520	549
10	Liberty Mutual Group Inc.	2.750%	5/4/26	100	121
	Manulife Financial Corp.	4.150%	3/4/26	1,305	1,434
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	180	183
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,580	1,676
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	900	942
	MetLife Inc.	4.050%	3/1/45	105	104
	Old Republic International Corp.	3.875%	8/26/26	370	370
	Progressive Corp.	2.450%	1/15/27	460	458
5	Progressive Corp.	6.700%	6/15/67	380	367
	Prudential Financial Inc.	4.500%	11/15/20	20	22
	Reinsurance Group of America Inc.	4.700%	9/15/23	170	186
	Reinsurance Group of America Inc.	3.950%	9/15/26	2,095	2,174
8	Reliance Standard Life Global Funding II	2.375%	5/4/20	240	243
8	Swiss Re Treasury US Corp.	2.875%	12/6/22	130	133
8	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	246	259
10	Trinity Acquisition plc	2.125%	5/26/22	379	440
	Trinity Acquisition plc	4.625%	8/15/23	350	373
	Trinity Acquisition plc	6.125%	8/15/43	102	114
	XLIT Ltd.	6.375%	11/15/24	948	1,126

	Real Estate Investment Trusts (1.9%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	345	361
	Boston Properties LP	2.750%	10/1/26	95	94
	Brandywine Operating Partnership LP	3.950%	2/15/23	113	116
	Brandywine Operating Partnership LP	4.100%	10/1/24	294	303
	Brandywine Operating Partnership LP	4.550%	10/1/29	1,213	1,269
	Brixmor Operating Partnership LP	3.850%	2/1/25	60	61
	Brixmor Operating Partnership LP	4.125%	6/15/26	825	854
8	Care Capital Properties LP	5.125%	8/15/26	400	401
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	350	353
8	Goodman Australia Industrial Fund Bond Issuer
	Pty Ltd.	3.400%	9/30/26	500	497
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	759	781
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	200	203
	Kilroy Realty LP	4.375%	10/1/25	1,925	2,082
	Liberty Property LP	4.400%	2/15/24	1,250	1,364
	Mid-America Apartments LP	4.000%	11/15/25	380	406
	Omega Healthcare Investors Inc.	4.500%	1/15/25	500	510
	Omega Healthcare Investors Inc.	5.250%	1/15/26	1,275	1,364
	Omega Healthcare Investors Inc.	4.500%	4/1/27	625	631
	Ventas Realty LP	3.250%	10/15/26	150	152
9	Welltower Inc.	4.800%	11/20/28	122	193
					68,040
Industrial (12.9%)
	Basic Industry (0.6%)
	Agrium Inc.	3.375%	3/15/25	600	619
	Agrium Inc.	5.250%	1/15/45	400	444
8	Air Liquide Finance SA	2.500%	9/27/26	200	201
8	Air Liquide Finance SA	3.500%	9/27/46	200	205
	Barrick North America Finance LLC	5.700%	5/30/41	300	345
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	300	303
	Dow Chemical Co.	8.550%	5/15/19	187	219
	Goldcorp Inc.	3.700%	3/15/23	300	311

21

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
International Paper Co.	4.800%	6/15/44	150	159
International Paper Co.	4.400%	8/15/47	200	201
LYB International Finance BV	4.000%	7/15/23	360	391
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	100	102
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	100	111
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	200	209
Vale Overseas Ltd.	5.625%	9/15/19	30	32
Vale Overseas Ltd.	5.875%	6/10/21	95	99

Capital Goods (0.8%)
Caterpillar Inc.	4.300%	5/15/44	365	408
8 CRH America Inc.	5.125%	5/18/45	300	337
Embraer Netherlands Finance BV	5.050%	6/15/25	1,600	1,612
General Electric Capital Corp.	6.750%	3/15/32	657	922
General Electric Capital Corp.	6.150%	8/7/37	300	415
John Deere Capital Corp.	2.800%	3/6/23	450	468
8 LafargeHolcim Finance US LLC	4.750%	9/22/46	450	463
Spirit AeroSystems Inc.	3.850%	6/15/26	235	245

Communication (1.9%)
21st Century Fox America Inc.	3.000%	9/15/22	120	125
21st Century Fox America Inc.	4.950%	10/15/45	120	136
America Movil SAB de CV	5.000%	3/30/20	500	551
America Movil SAB de CV	6.375%	3/1/35	300	364
American Tower Corp.	4.700%	3/15/22	610	678
American Tower Corp.	3.375%	10/15/26	400	406
9 AT&T Inc.	5.875%	4/28/17	100	133
AT&T Inc.	5.350%	9/1/40	200	223
AT&T Inc.	4.800%	6/15/44	600	631
8 Charter Communications Operating LLC /
Charter Communications Operating Capital	4.908%	7/23/25	120	132
8 Charter Communications Operating LLC /
Charter Communications Operating Capital	6.384%	10/23/35	200	235
Crown Castle International Corp.	2.250%	9/1/21	1,000	998
Deutsche Telekom International Finance BV	8.750%	6/15/30	250	390
Electronic Arts Inc.	4.800%	3/1/26	120	132
Grupo Televisa SAB	6.125%	1/31/46	600	667
Moody’s Corp.	5.250%	7/15/44	460	568
Orange SA	5.375%	1/13/42	160	192
Time Warner Cable Inc.	5.500%	9/1/41	120	128
Verizon Communications Inc.	5.150%	9/15/23	435	507
Verizon Communications Inc.	4.150%	3/15/24	920	1,012
Verizon Communications Inc.	2.625%	8/15/26	900	887
Verizon Communications Inc.	5.050%	3/15/34	450	507
Verizon Communications Inc.	4.400%	11/1/34	450	478
Verizon Communications Inc.	3.850%	11/1/42	950	911
Verizon Communications Inc.	4.862%	8/21/46	200	223
Verizon Communications Inc.	5.012%	8/21/54	525	582
Viacom Inc.	3.450%	10/4/26	100	100
Viacom Inc.	4.375%	3/15/43	500	460

Consumer Cyclical (1.5%)
AutoZone Inc.	3.125%	4/21/26	250	256
8 BMW US Capital LLC	2.000%	4/11/21	170	170
8 BMW US Capital LLC	2.800%	4/11/26	175	178

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CVS Health Corp.	2.800%	7/20/20	10	10
10	FCA Capital Ireland plc	1.250%	9/23/20	200	230
	Ford Motor Co.	4.750%	1/15/43	420	434
	Ford Motor Credit Co. LLC	3.336%	3/18/21	1,200	1,235
	General Motors Co.	4.000%	4/1/25	240	246
	General Motors Co.	6.600%	4/1/36	300	361
	General Motors Financial Co. Inc.	3.500%	7/10/19	510	527
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	315
	General Motors Financial Co. Inc.	5.250%	3/1/26	650	714
8	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	300	302
	Kohl’s Corp.	4.250%	7/17/25	175	180
	Kohl’s Corp.	5.550%	7/17/45	250	246
	Lowe’s Cos. Inc.	5.800%	10/15/36	200	261
	Lowe’s Cos. Inc.	5.800%	4/15/40	100	132
	Lowe’s Cos. Inc.	4.375%	9/15/45	150	171
	McDonald’s Corp.	3.500%	7/15/20	240	256
	McDonald’s Corp.	4.700%	12/9/35	420	474
	TJX Cos. Inc.	2.750%	6/15/21	20	21
	Visa Inc.	3.150%	12/14/25	355	375
	Visa Inc.	4.150%	12/14/35	240	272
	Wal-Mart Stores Inc.	2.550%	4/11/23	300	312
	Wal-Mart Stores Inc.	5.250%	9/1/35	480	638
	Wal-Mart Stores Inc.	5.625%	4/1/40	210	284
9	Walgreens Boots Alliance Inc.	2.875%	11/20/20	100	137
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	180	184
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	390	405
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	500	543

	Consumer Noncyclical (3.4%)
	AbbVie Inc.	2.300%	5/14/21	205	207
	AbbVie Inc.	3.600%	5/14/25	1,225	1,282
	AbbVie Inc.	4.700%	5/14/45	285	308
	Actavis Funding SCS	3.000%	3/12/20	450	465
	Actavis Funding SCS	3.850%	6/15/24	300	319
	Actavis Funding SCS	4.550%	3/15/35	1,200	1,281
	Actavis Funding SCS	4.750%	3/15/45	150	164
	Altria Group Inc.	5.375%	1/31/44	225	285
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	300	321
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	750	864
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	650	778
10	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	200	269
[5,10] Bayer AG		2.375%	4/2/75	215	232
	Biogen Inc.	4.050%	9/15/25	135	147
	Biogen Inc.	5.200%	9/15/45	190	224
10	Bunge Finance Europe BV	1.850%	6/16/23	700	830
	Celgene Corp.	5.250%	8/15/43	300	342
	ConAgra Foods Inc.	3.250%	9/15/22	500	520
10	DH Europe Finance SA	2.500%	7/8/25	200	258
	Express Scripts Holding Co.	3.900%	2/15/22	200	216
	Express Scripts Holding Co.	4.500%	2/25/26	910	996
	Express Scripts Holding Co.	4.800%	7/15/46	300	313
	Gilead Sciences Inc.	5.650%	12/1/41	610	755
	Gilead Sciences Inc.	4.750%	3/1/46	180	201
8	Grupo Bimbo SAB de CV	3.875%	6/27/24	1,000	1,040
8	Grupo Bimbo SAB de CV	4.875%	6/27/44	400	406

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JM Smucker Co.	3.500%	3/15/25	240	257
	Kraft Heinz Foods Co.	3.000%	6/1/26	100	101
10	Kraft Heinz Foods Co.	2.250%	5/25/28	300	365
	Kraft Heinz Foods Co.	4.375%	6/1/46	100	106
	Mead Johnson Nutrition Co.	3.000%	11/15/20	450	468
	Mead Johnson Nutrition Co.	4.600%	6/1/44	300	321
	Medtronic Inc.	3.500%	3/15/25	250	270
	Medtronic Inc.	4.375%	3/15/35	150	170
	Medtronic Inc.	5.550%	3/15/40	240	304
10	Molson Coors Brewing Co.	1.250%	7/15/24	100	116
	Mondelez International Inc.	6.500%	2/9/40	150	203
8	Mylan NV	3.950%	6/15/26	500	504
	Newell Brands Inc.	5.500%	4/1/46	180	219
	Northwell Healthcare Inc.	3.979%	11/1/46	20	20
	Perrigo Co. plc	5.300%	11/15/43	300	311
	Quest Diagnostics Inc.	3.450%	6/1/26	100	104
	Reynolds American Inc.	4.450%	6/12/25	150	167
	Reynolds American Inc.	5.700%	8/15/35	400	496
	Reynolds American Inc.	7.250%	6/15/37	300	412
	Reynolds American Inc.	5.850%	8/15/45	150	195
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	750	756
	Stryker Corp.	4.625%	3/15/46	210	236
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	442	562
10	Thermo Fisher Scientific Inc.	2.000%	4/15/25	200	244
10	Thermo Fisher Scientific Inc.	1.375%	9/12/28	318	359
	Tyson Foods Inc.	4.875%	8/15/34	150	166
	Tyson Foods Inc.	5.150%	8/15/44	400	472
8	Whole Foods Market Inc.	5.200%	12/3/25	815	883

	Energy (2.3%)
	Anadarko Petroleum Corp.	3.450%	7/15/24	550	545
	Anadarko Petroleum Corp.	5.550%	3/15/26	250	284
	Anadarko Petroleum Corp.	6.600%	3/15/46	600	734
	Apache Corp.	3.625%	2/1/21	240	251
	Apache Corp.	5.100%	9/1/40	100	104
	BP Capital Markets plc	2.112%	9/16/21	200	201
	BP Capital Markets plc	3.245%	5/6/22	300	316
	BP Capital Markets plc	2.750%	5/10/23	450	458
	BP Capital Markets plc	3.506%	3/17/25	300	318
	Columbia Pipeline Group Inc.	4.500%	6/1/25	240	261
	ConocoPhillips Co.	4.200%	3/15/21	300	324
	ConocoPhillips Co.	4.950%	3/15/26	475	536
	ConocoPhillips Co.	5.950%	3/15/46	180	228
	Devon Energy Corp.	4.000%	7/15/21	200	209
	Devon Energy Corp.	3.250%	5/15/22	300	298
	Devon Energy Corp.	5.850%	12/15/25	800	908
	Devon Energy Corp.	5.000%	6/15/45	325	316
	Energy Transfer Partners LP	6.700%	7/1/18	230	247
	Energy Transfer Partners LP	9.700%	3/15/19	260	298
	Energy Transfer Partners LP	5.200%	2/1/22	642	696
	Energy Transfer Partners LP	4.750%	1/15/26	500	517
	EnLink Midstream Partners LP	4.850%	7/15/26	200	201
	Enterprise Products Operating LLC	6.650%	10/15/34	180	216
	EOG Resources Inc.	2.625%	3/15/23	180	180
	EOG Resources Inc.	3.900%	4/1/35	120	119

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Marathon Oil Corp.	3.850%	6/1/25	200	191
	Occidental Petroleum Corp.	2.600%	4/15/22	255	260
	Occidental Petroleum Corp.	4.400%	4/15/46	100	110
	Plains All American Pipeline LP / PAA Finance
	Corp.	6.500%	5/1/18	150	160
	Schlumberger Investment SA	3.650%	12/1/23	450	486
	Shell International Finance BV	2.250%	1/6/23	210	210
	Shell International Finance BV	2.875%	5/10/26	500	508
	Shell International Finance BV	2.500%	9/12/26	350	345
	Shell International Finance BV	3.625%	8/21/42	150	145
	Shell International Finance BV	4.000%	5/10/46	300	306
	Spectra Energy Partners LP	4.750%	3/15/24	150	165
	Spectra Energy Partners LP	3.500%	3/15/25	180	183
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	350	349
	Total Capital Canada Ltd.	2.750%	7/15/23	150	155
	Total Capital International SA	3.750%	4/10/24	360	396
	Transocean Inc.	3.750%	10/15/17	750	754
	Williams Partners LP	4.125%	11/15/20	180	187
	Williams Partners LP	3.900%	1/15/25	817	816
	Williams Partners LP	4.000%	9/15/25	270	271

	Other Industrial (0.1%)
	CBRE Services Inc.	4.875%	3/1/26	500	524
10	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	100	116
8	CK Hutchison International 16 Ltd.	2.750%	10/3/26	240	237
10	Kennedy Wilson Europe Real Estate plc	3.250%	11/12/25	100	118

	Technology (1.4%)
	Apple Inc.	3.850%	5/4/43	860	879
	Apple Inc.	3.450%	2/9/45	170	163
	Applied Materials Inc.	5.100%	10/1/35	125	146
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	4.420%	6/15/21	530	554
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	5.875%	6/15/21	95	101
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	5.450%	6/15/23	490	525
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	7.125%	6/15/24	95	105
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	6.020%	6/15/26	410	448
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	8.100%	7/15/36	450	530
8	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	8.350%	7/15/46	50	60
	EMC Corp.	3.375%	6/1/23	40	37
	Equifax Inc.	3.250%	6/1/26	75	77
	Fidelity National Information Services Inc.	1.450%	6/5/17	75	75
	Fidelity National Information Services Inc.	4.500%	10/15/22	500	552
	Fidelity National Information Services Inc.	4.500%	8/15/46	500	505
8	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	533
8	Hewlett Packard Enterprise Co.	6.350%	10/15/45	700	724
	Lam Research Corp.	3.450%	6/15/23	1,000	1,023
	Pitney Bowes Inc.	3.375%	10/1/21	145	145
	Total System Services Inc.	4.800%	4/1/26	500	555

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tyco Electronics Group SA	4.875%	1/15/21	65	72
	Tyco Electronics Group SA	3.500%	2/3/22	90	94
	Verisk Analytics Inc.	5.800%	5/1/21	84	96
	Verisk Analytics Inc.	4.000%	6/15/25	300	319
	Verisk Analytics Inc.	5.500%	6/15/45	525	565

	Transportation (0.9%)
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	200	254
[5,11] Delta Air Lines 2002-1 Class G-1 Pass Through
	Trust	6.718%	7/2/24	42	49
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	899	1,060
5	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	68	78
8	ERAC USA Finance LLC	7.000%	10/15/37	250	341
	Kansas City Southern	3.125%	6/1/26	230	233
	Kansas City Southern	4.300%	5/15/43	650	674
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	89	99
5	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	1,698	1,804
	Union Pacific Corp.	4.821%	2/1/44	200	242
5	United Airlines 2014-2 Class B Pass Through Trust	4.625%	3/3/24	316	321
5	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	49	55
8	WestJet Airlines Ltd.	3.500%	6/16/21	320	329
					83,035
Utilities (2.5%)
	Electric (2.1%)
	Arizona Public Service Co.	2.550%	9/15/26	165	166
	Baltimore Gas & Electric Co.	6.350%	10/1/36	150	207
8	Cleco Corporate Holdings LLC	4.973%	5/1/46	250	273
	CMS Energy Corp.	3.600%	11/15/25	150	160
	CMS Energy Corp.	3.000%	5/15/26	100	102
	CMS Energy Corp.	4.875%	3/1/44	150	176
	Commonwealth Edison Co.	6.450%	1/15/38	223	317
	Commonwealth Edison Co.	4.350%	11/15/45	110	126
8	EDP Finance BV	4.125%	1/15/20	1,200	1,243
8	EDP Finance BV	5.250%	1/14/21	100	108
8	Emera US Finance LP	2.700%	6/15/21	110	112
8	Emera US Finance LP	4.750%	6/15/46	700	753
	Entergy Louisiana LLC	2.400%	10/1/26	320	317
	Entergy Louisiana LLC	3.050%	6/1/31	350	359
	Entergy Louisiana LLC	4.950%	1/15/45	300	320
	Entergy Mississippi Inc.	2.850%	6/1/28	590	602
	Exelon Corp.	3.950%	6/15/25	250	271
	FirstEnergy Corp.	4.250%	3/15/23	1,105	1,172
8	Fortis Inc.	3.055%	10/4/26	725	722
	Georgia Power Co.	5.650%	3/1/37	180	227
	LG&E & KU Energy LLC	4.375%	10/1/21	150	165
	MidAmerican Energy Co.	5.800%	10/15/36	230	303
	MidAmerican Funding LLC	6.927%	3/1/29	100	140
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	15	19
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	290	421
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	197	307
	Pacific Gas & Electric Co.	6.050%	3/1/34	200	267
	Pacific Gas & Electric Co.	6.250%	3/1/39	300	412
	Pacific Gas & Electric Co.	5.400%	1/15/40	150	190
	PacifiCorp	5.250%	6/15/35	275	339
	PacifiCorp	6.100%	8/1/36	200	270

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PacifiCorp	6.000%	1/15/39	235	321
	Puget Energy Inc.	3.650%	5/15/25	350	365
	Puget Sound Energy Inc.	6.274%	3/15/37	100	137
	Puget Sound Energy Inc.	5.795%	3/15/40	120	162
	South Carolina Electric & Gas Co.	6.050%	1/15/38	100	132
	South Carolina Electric & Gas Co.	4.350%	2/1/42	150	164
10	Southern Power Co.	1.000%	6/20/22	300	344
	Southwestern Electric Power Co.	2.750%	10/1/26	445	443
	Southwestern Public Service Co.	3.300%	6/15/24	150	159
	Southwestern Public Service Co.	4.500%	8/15/41	210	245
	Westar Energy Inc.	2.550%	7/1/26	240	240

	Natural Gas (0.4%)
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	955	1,156
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	75	75
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	200	202
	Southwest Gas Corp.	3.800%	9/29/46	1,515	1,526
					16,237
Total Corporate Bonds (Cost $163,401)					167,312
Sovereign Bonds (U.S. Dollar-Denominated) (3.6%)
	BOC Aviation Ltd.	3.875%	5/9/19	200	209
8	CDP Financial Inc.	4.400%	11/25/19	600	655
	Corp. Andina de Fomento	2.125%	9/27/21	750	750
8	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	570	568
8	CPPIB Capital Inc.	1.250%	9/20/19	200	200
	Ecopetrol SA	5.875%	9/18/23	150	161
	Electricite de France SA	3.625%	10/13/25	600	628
	Export-Import Bank of Korea	2.250%	1/21/20	1,200	1,219
	Export-Import Bank of Korea	5.125%	6/29/20	500	561
8	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	300	302
	Nexen Energy ULC	6.400%	5/15/37	300	395
8	NongHyup Bank	1.875%	9/12/21	500	497
5	Oriental Republic of Uruguay	5.100%	6/18/50	200	207
	Petrobras Global Finance BV	4.875%	3/17/20	130	130
	Petrobras Global Finance BV	7.250%	3/17/44	200	182
	Petrobras International Finance Co. SA	7.875%	3/15/19	418	450
	Petrobras International Finance Co. SA	5.375%	1/27/21	110	109
8	Petroleos Mexicanos	5.500%	2/4/19	600	633
	Petroleos Mexicanos	6.375%	2/4/21	1,348	1,467
	Petroleos Mexicanos	6.875%	8/4/26	480	540
8	Province of Alberta	2.050%	8/17/26	500	496
	Province of Ontario	1.625%	1/18/19	1,000	1,009
	Province of Ontario	2.000%	1/30/19	500	508
	Province of Ontario	2.500%	4/27/26	50	52
	Quebec	7.125%	2/9/24	200	263
	Quebec	7.500%	9/15/29	75	113
	Republic of Colombia	4.375%	7/12/21	200	216
	Republic of Colombia	6.125%	1/18/41	100	122
	Republic of Hungary	6.250%	1/29/20	1,200	1,348
10	Republic of Indonesia	3.750%	6/14/28	500	615
	Republic of Indonesia	5.125%	1/15/45	600	682
	Republic of Kazakhstan	3.875%	10/14/24	300	313
8	Republic of Lithuania	7.375%	2/11/20	300	356
	Republic of Lithuania	7.375%	2/11/20	300	356

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Lithuania	6.125%	3/9/21	365	431
5	Republic of Panama	4.000%	9/22/24	600	656
5	Republic of Panama	6.700%	1/26/36	200	274
	Republic of Poland	5.125%	4/21/21	615	695
	Republic of Poland	5.000%	3/23/22	70	80
	Republic of South Africa	5.000%	10/12/46	230	231
	Republic of Turkey	5.125%	3/25/22	800	833
	Republic of Turkey	7.375%	2/5/25	175	207
	Republic of Turkey	4.875%	4/16/43	950	884
	State of Israel	5.125%	3/26/19	240	263
	State of Israel	4.500%	1/30/43	200	228
	Statoil ASA	2.450%	1/17/23	600	610
	United Mexican States	6.050%	1/11/40	500	610
	YPF SA	8.875%	12/19/18	600	665
Total Sovereign Bonds (Cost $22,440)					22,979
Taxable Municipal Bonds (0.3%)
	California GO	7.550%	4/1/39	500	799
	Illinois GO	5.100%	6/1/33	900	866
Total Taxable Municipal Bonds (Cost $1,616)					1,665

				Shares
Temporary Cash Investment (6.4%)
Money Market Fund (6.4%)
12	Vanguard Market Liquidity Fund (Cost $40,818)	0.640%		408,165	40,820
Total Investments (107.4%) (Cost $682,125)					690,171

			Expiration Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treaury Note
	Futures Contracts, Strike Price $133.00		11/25/16	15	(4)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $129.00		11/25/16	15	(4)
Total Liability for Options Written (Premiums Received $9)					(8)

					Amount
					($000)
Other Assets and Liabilities (-7.4%)
Other Assets					60,134
Other Liabilities					(107,403)
					(47,269)
Net Assets (100%)					642,894

28

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	649,351
Affiliated Vanguard Funds	40,820
Total Investments in Securities	690,171
Investment in Vanguard	49
Receivables for Investment Securities Sold	55,151
Receivables for Accrued Income	3,201
Receivables for Capital Shares Issued	981
Other Assets	752
Total Assets	750,305
Liabilities
Payables for Investment Securities Purchased	105,790
Payables for Capital Shares Redeemed	561
Payables for Distributions	152
Payables to Vanguard	75
Option Contracts Written	8
Other Liabilities	825
Total Liabilities	107,411
Net Assets	642,894

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	631,187
Undistributed Net Investment Income	66
Accumulated Net Realized Gains	3,678
Unrealized Appreciation (Depreciation)
Investment Securities	8,046
Futures Contracts	(167)
Options on Futures Contracts	1
Swap Contracts	(10)
Forward Currency Contracts	94
Foreign Currencies	(1)
Net Assets	642,894

Investor Shares—Net Assets
Applicable to 6,315,897 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	64,831
Net Asset Value Per Share—Investor Shares	$10.26

29

Core Bond Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 28,158,844 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	578,063
Net Asset Value Per Share—Admiral Shares	$20.53

• See Note A in Notes to Financial Statements. † U.S. government-guaranteed.

1 Securities with a value of $465,000 have been segregated as initial margin for open cleared swap contracts. 2 Securities with a value of $1,037,000 have been segregated as initial margin for open futures contracts.

3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2016.

7 Adjustable-rate security.

8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $57,890,000, representing 9.0% of net assets.

9 Face amount denominated in British pounds. 10 Face amount denominated in euro.

11 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Core Bond Fund

Statement of Operations

March 10, 2016[1] to
September 30, 2016
($000)
Investment Income
Income
Interest[2]	5,925
Total Income	5,925
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative—Investor Shares	52
Management and Administrative—Admiral Shares	252
Marketing and Distribution—Investor Shares	6
Marketing and Distribution—Admiral Shares	25
Custodian Fees	11
Auditing Fees	41
Shareholders’ Reports—Investor Shares	4
Shareholders’ Reports—Admiral Shares	3
Total Expenses	425
Net Investment Income	5,500
Realized Net Gain (Loss)
Investment Securities Sold[2]	4,501
Futures Contracts	(678)
Swap Contracts	76
Foreign Currencies and Forward Currency Contracts	24
Realized Net Gain (Loss)	3,923
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,046
Futures Contracts	(167)
Options on Futures Contracts	1
Swap Contracts	(10)
Foreign Currencies and Forward Currency Contracts	93
Change in Unrealized Appreciation (Depreciation)	7,963
Net Increase (Decrease) in Net Assets Resulting from Operations	17,386

1 Commencement of subscription period for the fund.

2 Interest income and realized net gain (loss) from an affiliated company of the fund was $162,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Core Bond Fund

Statement of Changes in Net Assets

March 10, 2016[1] to
September 30, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,500
Realized Net Gain (Loss)	3,923
Change in Unrealized Appreciation (Depreciation)	7,963
Net Increase (Decrease) in Net Assets Resulting from Operations	17,386
Distributions
Net Investment Income
Investor Shares	(546)
Admiral Shares	(4,920)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(5,466)
Capital Share Transactions
Investor Shares	63,514
Admiral Shares	567,460
Net Increase (Decrease) from Capital Share Transactions	630,974
Total Increase (Decrease)	642,894
Net Assets
Beginning of Period	—
End of Period[2]	642,894
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $66,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Core Bond Fund

Financial Highlights

Investor Shares
March 10,
2016[1] to
September 30,
For a Share Outstanding Throughout the Period	2016
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.097
Net Realized and Unrealized Gain (Loss) on Investments	.259
Total from Investment Operations	.356
Distributions
Dividends from Net Investment Income	(.096)
Distributions from Realized Capital Gains	—
Total Distributions	(. 096)
Net Asset Value, End of Period	$10.26

Total Return[2]	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65
Ratio of Total Expenses to Average Net Assets	0.25%
Ratio of Net Investment Income to Average Net Assets	2.00%
Portfolio Turnover Rate	229%[3]

1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 58% attributed to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Core Bond Fund

Financial Highlights

Admiral Shares
March 10,
2016[1] to
September 30,
For a Share Outstanding Throughout the Period	2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.205
Net Realized and Unrealized Gain (Loss) on Investments	.528
Total from Investment Operations	.733
Distributions
Dividends from Net Investment Income	(.203)
Distributions from Realized Capital Gains	—
Total Distributions	(. 203)
Net Asset Value, End of Period	$20.53

Total Return[2]	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$578
Ratio of Total Expenses to Average Net Assets	0.15%
Ratio of Net Investment Income to Average Net Assets	2.10%
Portfolio Turnover Rate	229%[3]

1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 58% attibuted to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility

35

Core Bond Fund

of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 11% and 6% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the period ended September 30, 2016, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

36

Core Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypoth-ecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination.

37

Core Bond Fund

The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the period ended September 30, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

38

Core Bond Fund

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the period ended September 30, 2016, the fund’s average value of options purchased and options written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

39

Core Bond Fund

9. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $49,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

40

Core Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	378,010	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	79,165	220
Corporate Bonds	—	167,312	—
Sovereign Bonds	—	22,979	—
Taxable Municipal Bonds	—	1,665	—
Temporary Cash Investments	40,820	—	—
Liability for Options Written	(8)	—	—
Futures Contracts—Assets[1]	209	—	—
Futures Contracts—Liabilities[1]	(330)	—	—
Forward Currency Contracts—Assets	—	113	—
Forward Currency Contracts—Liabilities	—	(19)	—
Swap Contracts—Assets	3[1]	50	—
Swap Contracts—Liabilities	(42)[1]	(43)	—
Total	40,652	649,232	220
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
Statement of Assets	Contracts	Contracts	Contracts	Total
and Liabilities Caption	($000)	($000)	($000)	($000)
Other Assets	212	113	50	375
Liability for Options Written	(8)	—	—	(8)
Other Liabilities	(343)	(19)	(72)	(434)

41

Core Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended September 30, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(678)	—	—	(678)
Swap Contracts	(68)	—	144	76
Forward Currency Contracts	—	31	—	31
Realized Net Gain (Loss) on Derivatives	(746)	31	144	(571)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(167)	—	—	(167)
Options on Futures Contracts	1	—	—	1
Swap Contracts	28	—	(38)	(10)
Forward Currency Contracts	—	94	—	94
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(138)	94	(38)	(82)

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	December 2016	(214)	(30,849)	42
Ultra Long U.S. Treasury Bond	December 2016	121	22,249	(199)
2-Year U. S. Treasury Note	December 2016	91	19,881	15
5-Year U.S. Treasury Note	December 2016	137	16,648	35
Euro-Buxl	December 2016	(23)	(4,965)	(52)
Euro-Bund	December 2016	(21)	(3,909)	(29)
30-Year U. S. Treasury Bond	December 2016	17	2,859	19
Euro-Bobl	December 2016	(18)	(2,671)	(10)
Long Gilt	December 2016	(9)	(1,519)	12
10-Year U.S. Treasury Note	December 2016	11	1,442	—
				(167)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

42

Core Bond Fund

At September 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	10/4/16	EUR	7,416	USD	8,322	11
Citibank, N.A.	10/4/16	GBP	1,841	USD	2,390	(4)
BNP Paribas	10/4/16	EUR	611	USD	687	—
JPMorgan Chase Bank N.A.	11/2/16	EUR	308	USD	347	1
BNP Paribas	10/4/16	EUR	218	USD	244	1
Deutsche Bank AG	10/4/16	EUR	100	USD	113	—
BNP Paribas	11/2/16	EUR	55	USD	62	—
Morgan Stanley Capital Services LLC	10/4/16	EUR	45	USD	50	—
JPMorgan Chase Bank N.A.	10/4/16	EUR	35	USD	40	—
Morgan Stanley Capital Services LLC	11/2/16	EUR	31	USD	35	—
JPMorgan Chase Bank N.A.	10/4/16	GBP	23	USD	30	(1)
Bank of America N.A	10/4/16	EUR	21	USD	24	—
Deutsche Bank AG	10/4/16	USD	8,722	EUR	7,713	55
Citibank, N.A.	11/2/16	USD	8,332	EUR	7,416	(12)
Morgan Stanley Capital Services LLC	10/4/16	USD	2,458	GBP	1,863	42
Citibank, N.A.	11/2/16	USD	2,391	GBP	1,841	3
BNP Paribas	10/4/16	USD	363	EUR	323	—
Morgan Stanley Capital Services LLC	10/4/16	USD	271	EUR	241	(2)
JPMorgan Chase Bank N.A.	10/4/16	USD	71	EUR	63	—
Morgan Stanley Capital Services LLC	10/4/16	USD	70	EUR	62	—
BNP Paribas	10/4/16	USD	50	EUR	44	—
						94

43

Core Bond Fund

At September 30, 2016, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Purchased
CDX.NA.IG.S26.V1	6/20/21	ICE	12,340	148	(1.000)	(27)
CDX.NA.IG.S27.V2	12/20/21	ME	6,250	60	(1.000)	(18)
			18,590			(45)
ICE—Intercontinental Exchange.
CME—Chicago Mercantile Exchange.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	160	1	1.000	2
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	125	(1)	1.000	—
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	55	—	1.000	—
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	70	—	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	70	2	1.000	(1)
Kohls Corp./Baa2	6/20/21	GSI	35	1	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	35	1	1.000	—
Republic of Colombia/Baa2	12/20/21	BNPSW	1,910	84	1.000	20
Republic of Peru/A3	12/20/21	CITNA	2,200	24	1.000	20
United Mexican States/A3	12/20/21	BARC	300	10	1.000	1
United Mexican States/A3	12/20/21	GSI	1,950	68	1.000	5
United Mexican States/A3	12/20/21	JPMC	200	7	1.000	—
			7,110			47

44

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	505	(15)	(1.000)	(11)
CMBX.NA.AAA.9	9/17/58	CSFBI	170	(7)	(0.500)	(1)
CMBX.NA.AAA.9	9/17/58	CSFBI	280	(16)	(0.500)	(5)
CMBX.NA.AAA.9	9/17/58	CSFBI	90	(4)	(0.500)	(1)
CMBX.NA.AAA.9	9/17/58	CSFBI	110	(4)	(0.500)	—
CMBX.NA.AAA.9	9/17/58	CSFBI	660	(27)	(0.500)	(2)
CMBX.NA.AAA.9	9/17/58	GSI	130	(5)	(0.500)	(1)
CMBX.NA.AAA.9	9/17/58	GSI	170	(6)	(0.500)	—
CMBX.NA.AAA.9	9/17/58	GSI	20	(1)	(0.500)	—
CMBX.NA.AAA.9	9/17/58	GSI	160	(10)	(0.500)	(4)
CMBX.NA.AAA.9	9/17/58	JPMC	90	(3)	(0.500)	—
CMBX.NA.AAA.9	9/17/58	JPMC	90	(5)	(0.500)	(1)
CMBX.NA.AAA.9	9/17/58	MSCS	90	(5)	(0.500)	(2)
CMBX.NA.AAA.9	9/17/58	MSCS	100	(4)	(0.500)	(1)
Commerzbank AG	6/20/21	BOANA	505	(9)	(1.000)	(5)
Federative Republic of Brazil	6/20/21	GSI	150	(17)	(1.000)	(8)
Intesa Sanpaolo SpA	6/20/21	BARC	170	(2)	(1.000)	1
Lincoln National Corp.	6/20/21	BARC	35	—	(1.000)	1
Lincoln National Corp.	6/20/21	BARC	25	(1)	(1.000)	—
Standard Chartered Bank	6/20/21	BOANA	180	—	(1.000)	—
			3,730			(40)
						7

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc. BNPSW—BNP Paribas. BOANA—Bank of America, N.A. CITNA—Citibank, N.A.

CSFBI—Credit Suisse First Boston International. GSI—Goldman Sachs International.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

45

Core Bond Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
12/21/17	12/21/16[1]	CME	66	1.000	(0.000)[2]	—
12/21/18	12/21/16[1]	CME	5,614	1.250	(0.000)[2]	6
12/21/19	12/21/16[1]	CME	6,640	1.250	(0.000)[2]	12
12/21/20	12/21/16[1]	CME	1,724	1.250	(0.000)[2]	5
2/28/21	2/28/17[1]	LCH	2,000	(1.177)	(0.000)[2]	(1)
12/21/21	12/21/16[1]	CME	1,419	1.500	(0.000)[2]	6
						28

CME—Chicago Mercantile Exchange. LCH—London Clearing House.

1 Forward interest rate swap. In a forwad interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the period ended September 30, 2016, the fund realized net foreign currency gains of $40,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $213,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $8,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $3,967,000 of ordinary income available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $682,239,000. Net unrealized appreciation of investment securities for tax purposes was $7,932,000, consisting of unrealized gains of $8,571,000 on securities that had risen in value since their purchase and $639,000 in unrealized losses on securities that had fallen in value since their purchase.

46

Core Bond Fund

F. During the period ended September 30, 2016, the fund purchased $337,875,000 of investment securities and sold $95,312,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,395,902,000 and $1,046,755,000, respectively.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2016, such purchases and sales were $5,428,000 and $10,240,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

The following table summarizes the fund’s options written during the period ended September 30, 2016.

		Options on
	Futures Contracts			Swaptions
		Premiums	Notional	Premiums
	Number of	Received	Amount	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at March 10, 2016[1]	—	—	—	—
Options Written	216	69	4,770	5
Options Expired	(2)	(1)	(3,750)	(4)
Options Closed	(184)	(59)	(1,020)	(1)
Options Exercised	—	—	—	—
Balance at September 30, 2016	30	9	—	—
1 Commencement of subscription period for the fund.

G. Capital share transactions for each class of shares were:
			March 10, 2016[1] to
			September 30, 2016
			Amount	Shares
			($000)	(000)
Investor Shares
Issued			89,670	8,892
Issued in Lieu of Cash Distributions			482	47
Redeemed			(26,638)	(2,623)
Net Increase (Decrease)—Investor Shares			63,514	6,316
Admiral Shares
Issued			614,186	30,451
Issued in Lieu of Cash Distributions			4,207	206
Redeemed			(50,933)	(2,498)
Net Increase (Decrease) —Admiral Shares			567,460	28,159
1 Commencement of subscription period for the fund.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Core Bond Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Core Bond Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period March 10, 2016 (commencement of subscription period) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Core Bond Fund

This information for the fiscal period ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 82.3% of income dividends are interest-related dividends.

48

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

49

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,031.46	$0.66
Admiral Shares	1,000.00	1,032.51	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.66
Admiral Shares	1,000.00	1,024.60	0.40

The calculations are based on expenses incurred in the current period. The fund’s annualized expense ratios for that period are 0.13% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (183/366).

50

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

51

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13200 112016

Annual Report | September 30, 2016

Vanguard Emerging Markets Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new “Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed “Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents

Your Fund’s Performance at a Glance	1
Chairman’s Perspective	2
Advisor’s Report	5
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Bond Fund returned more than 13% for the nearly seven months from its inception through September 30, 2016, well ahead of its benchmark and the average return of its peers.

• Monetary policy among the world’s largest central banks remained supportive of global bonds. The Federal Reserve, despite some mixed signals in June and September, didn’t raise interest rates. The Bank of England cut interest rates, and monetary policy at both the European Central Bank and the Bank of Japan remained accommodative.

• Performance of emerging-market debt was supported by investor inflows throughout the period.

• Because the advisor focuses on relative value opportunities, security selection—especially among quasi-sovereign issuers—accounted for a good part of the fund’s outperformance.

• By country, the sovereign bonds of Argentina and Indonesia were among those producing the fund’s strongest returns.

Total Returns: Period Ended September 30, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Bond Fund
(Inception: 3/10/2016)	4.20%	2.81%	10.70%	13.51%
J.P. Morgan EMBI Global Diversified Index				11.36
Emerging Markets Hard Currency Debt Funds Average				10.40

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Benchmark returns are calculated from the start of the reporting period or from the fund’s inception date.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Emerging Markets Bond Fund	0.60%	1.18%

The fund expense ratio shown is from the prospectus dated March 10, 2016, and represents estimated costs for the current fiscal year. For the period from inception through September 30, 2016, the fund’s annualized expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper Inc., a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Emerging Markets Hard Currency Debt Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

2

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

3

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

4

Advisor’s Report

From its inception on March 10, 2016, through the close of its fiscal year on September 30, 2016, Vanguard Emerging Markets Bond Fund returned 13.51%. Its benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 11.36%. The average return of its peer group of emerging-market hard currency debt funds was 10.40%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

The investment environment

Emerging markets performed strongly, supported in part by accommodative monetary policy. The resulting search for yield taking place against the backdrop of mostly improving fundamentals in these economics drove investor cash flows into emerging markets, which helped performance.

In the period leading up to 2016, emerging-market economies as a whole had been going through a rough patch. Their fundamentals were showing some weakening and stewardship of their economies was deteriorating. Then in late 2015 and early 2016, they were hit by a further downturn in commodity prices.

More recently, however, some emerging-market countries have cut their budgets and we’ve seen some improvement in the quality of macroeconomic policies. The newly elected government in Argentina, for example, has normalized relations with bond holders and moved swiftly to implement reforms including reducing subsidies, allowing its currency to float freely, and lowering trade barriers.

In Brazil, business and consumer confidence have picked up since the formation of a new government determined to clean up the mismanagement of the previous administration. Russia has allowed the ruble to depreciate and has moved to cut government spending, helping to keep its budget and current account in check. There has also been reform momentum in Mexico, Colombia, and Indonesia.

A few emerging economies, including Venezuela, and some frontier economies remain distressed with no light yet at the end of the tunnel. Overall, however, the growth prospects for emerging markets are picking up, while growth rates for developed markets seem likely to remain below past levels. That has been one of the drivers behind strong cash flows into emerging-market debt.

The fall in commodity prices since 2014 has certainly weighed on emerging markets exporting those goods. Although this has weakened these countries’ currencies, an advantage is that emerging-market central banks in the resulting global disinflationary environment have had to be less aggressive in hiking local-currency interest rates, putting less pressure on economic growth. In recent months, with financial markets stable and inflation in check, a number of central banks have begun easing monetary policy, adding to investment opportunities in local-currency interest rates.

5

Management of the fund

The track record of Vanguard’s first stand-alone, actively–managed emerging markets fund is short but encouraging. Behind its smooth launch is the same team of 17 portfolio managers, traders, analysts, economists, risk managers, and research professionals in the United States, London, Melbourne, and Hong Kong that manages more than $3 billion in emerging-market debt for Vanguard’s actively managed multi-sector funds.

The fund has also benefited from many of the strategies that have worked well for us in the past in this segment of the global bond market. Key among them has been focusing on relative value opportunities. Because emerging-market debt experienced a strong run in February and March as commodity prices rebounded, we concentrated on bonds that we felt had the most room for spread compression on a risk-adjusted basis. That approach was successful, as was our overweighting of countries including Indonesia and Poland.

We were positive on Mexico, expressing our view through a tactical overweight to Pemex debt. We felt that, in focusing on its significant future financing needs, the market was mispricing the additional risk of investing in the quasi-sovereign issuer. The trade did well for the fund, and we have since reduced our exposure.

Another good relative value call was short-dated Argentinian securities. After holding them for several months, we sold them at a profit after their yields compressed until they no longer offered compelling value.

In some cases, we held bonds denominated in local currencies when they seemed to offer more value. That worked out well for us in South Africa, where we expected the greater liquidity of the local-currency market, cheaper valuations, and solid central bank governance would result in local-currency bonds compensating us more than external debt bonds would have. A long position in local-currency interest rates in Mexico, on the other hand, didn’t pay off.

Another item in our toolkit was credit default swaps. Using them as a substitute for cash securities at times allowed us to arbitrage the inefficiencies between the two markets.

Similarly, on a few occasions we added value by purchasing euro-denominated debt when it appeared more attractive than its U.S. dollar-denominated equivalent on a currency-hedged basis.

Outlook

We expect demand to remain solid. Strong cash flows into emerging-market bonds should continue, with international buyers showing an increasing appetite for local-currency debt.

6

On the supply side, we could see some shifts in the countries coming to market. A few of the more established, larger issuers, such as Russia, have been absent of late. In that country’s case, international sanctions and curtailed government spending have played a large role. On the other hand, Argentina reentered the global bond markets this spring for the first time since defaulting on its sovereign debt more than a decade ago. We expect the government to rely on external borrowing to finance significant budget deficits for the next three to five years as it tries to steer the economy toward a more open-market model.

Outside of traditional emerging markets, Saudi Arabia stands to become an important issuer. Persistently low oil prices have prompted the country to focus on diversifying its economy and bringing spending more in line with revenues. This is likely to be a multiyear undertaking. Shortly after the close of the fund’s fiscal year, the Saudi government sold more than $17 billion in its first bond issue, the largest emerging-market bond offering to date.

Yields of emerging-market bonds should remain attractive if weak global growth and tepid inflation keep developed-market interest rates low. A significant rise in those rates, however, could lead to negative returns for developed-market bonds.

It could also lower returns for emerging-market debt, although the comparatively high yields should help cushion performance. And if the reason for rates moving higher is an upturn in global economic growth, we could see an accompanying compression in emerging-market spreads. Any improvement in global growth could provide opportunities for the fund to generate additional profit from an appreciation in emerging currencies via ex-index positions.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the fund’s performance.

Daniel Shaykevich, Portfolio Manager Vanguard Fixed Income Group October 25, 2016

7

Emerging Markets Bond Fund

Fund Profile
As of September 30, 2016

Financial Attributes
		J.P. Morgan
EMBI Global
		Diversified
Fund		Index
Number of Bonds	58	533
Yield to Maturity
(before expenses)	4.9%	5.0%
Average Coupon	8.3%	6.1%
Average Duration	6.6 years	6.9 years
Average Effective Maturity	9.7 years	10.3 years
Ticker Symbol	VEMBX	—
Expense Ratio[1]	0.60%	—
30-Day SEC Yield	4.20%	—
Short-Term Reserves	3.2%	—

Sector Diversification (% of portfolio)

Foreign Government		100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

Aa	3.4%
A	12.4
Baa	29.1
Ba	26.1
Less than Ba	25.6
Not Rated	3.4

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	5.3%
1–3 Years	6.9
3–5 Years	25.3
5–7 Years	17.9
7–10 Years	15.8
10–20 Years	11.8
20–30 Years	14.9
Over 30 Years	2.1

1 The fund expense ratio shown is from the prospectus dated March 10, 2016, and represents estimated costs for the current fiscal year.

For the period from inception through September 30, 2016, the fund’s annualized expense ratio was 0.60%.

8

Emerging Markets Bond Fund

Market Diversification (% of portfolio)

Fund
Emerging Markets
Turkey	6.4%
Mexico	6.3
Indonesia	6.2
Brazil	5.9
Peru	4.0
Russia	4.0
Dominican Republic	3.9
Serbia	3.9
Hungary	3.8
Lithuania	3.7
China	3.5
Kazakhstan	3.5
Jamaica	3.3
Ukraine	3.2
Poland	3.2
Venezuela	3.1
Argentina	3.0
South Africa	3.0
Supranational	2.9
Colombia	2.8
Pakistan	2.0
Armenia	2.0
Guatemala	1.9
Panama	1.9
Ecuador	1.9
El Salvador	1.9
Cote d’Ivore	1.8
Tunisia	1.8
Costa Rica	1.7
Croatia	1.5
Romania	1.0
Uruguay	1.0

9

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 10, 2016, Through September 30, 2016

Initial Investment of $10,000

	Total Returns	Final Value
Period Ended September 30, 2016		of a $10,000
Since Inception		Investment
Emerging Markets Bond Fund Investor Shares	13.51%	$11,351
JP Morgan EMBI Global Diversified Index	11.36	11,136
Emerging Markets Hard Currency Debt Funds Average	10.40	11,040

Fiscal-Period Total Returns (%): March 10, 2016, Through September 30, 2016
J.P. Morgan
EMBI Global
Diversified
Investor Shares				Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2016	2.81%	10.70%	13.51%	11.36%

See Financial Highlights for dividend and capital gains information.

10

Emerging Markets Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Argentina (2.9%)
Sovereign Bonds (2.9%)
Argentine Republic	7.000%	4/17/17	200	204
[1] Argentine Republic	2.500%	12/31/38	100	71
YPF SA	8.500%	7/28/25	50	55
Total Argentina (Cost $322)				330
Armenia (1.9%)
Sovereign Bond (1.9%)
Republic of Armenia	7.150%	3/26/25	200	212
Total Armenia (Cost $217)				212
Brazil (5.7%)
Corporate Bond (1.8%)
[2] Marfrig Holdings Europe BV	8.000%	6/8/23	200	205

Sovereign Bonds (3.9%)
Petrobras Global Finance BV	4.875%	3/17/20	64	64
Petrobras International Finance Co. SA	7.875%	3/15/19	200	216
Petrobras International Finance Co. SA	5.750%	1/20/20	100	102
Petrobras International Finance Co. SA	5.375%	1/27/21	56	55
				437
Total Brazil (Cost $611)				642
China (3.3%)
Sovereign Bonds (3.3%)
Nexen Energy ULC	6.400%	5/15/37	100	132
Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	225	249
Total China (Cost $353)				381
Colombia (2.7%)
Sovereign Bonds (2.7%)
Ecopetrol SA	5.875%	9/18/23	171	184
Republic of Colombia	6.125%	1/18/41	100	122
Total Colombia (Cost $288)				306

11

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Costa Rica (1.6%)
Sovereign Bond (1.6%)
Republic of Costa Rica	5.625%	4/30/43	200	182
Total Costa Rica (Cost $154)				182
Cote d’Ivoire (1.7%)
Sovereign Bond (1.7%)
[1] Republic of Cote d’Ivoire	5.750%	12/31/32	198	195
Total Cote d’Ivoire (Cost $178)				195
Croatia (1.5%)
Sovereign Bond (1.5%)
Republic of Croatia	6.750%	11/5/19	150	166
Total Croatia (Cost $162)				166
Dominican Republic (3.7%)
Sovereign Bonds (3.7%)
[1] Dominican Republic	7.500%	5/6/21	125	140
[1] Dominican Republic	5.875%	4/18/24	150	162
Dominican Republic	7.450%	4/30/44	100	119
Total Dominican Republic (Cost $394)				421
Ecuador (1.8%)
Sovereign Bond (1.8%)
Republic of Ecuador	10.750%	3/28/22	200	204
Total Ecuador (Cost $200)				204
El Salvador (1.8%)
Sovereign Bond (1.8%)
Republic of El Salvador	6.375%	1/18/27	200	202
Total El Salvador (Cost $195)				202
Guatemala (1.8%)
Sovereign Bond (1.8%)
Republic of Guatemala	4.500%	5/3/26	200	208
Total Guatemala (Cost $198)				208
Hungary (3.7%)
Sovereign Bonds (3.7%)
Republic of Hungary	6.375%	3/29/21	250	290
Republic of Hungary	7.625%	3/29/41	80	125
Total Hungary (Cost $391)				415
Indonesia (5.9%)
Sovereign Bonds (5.9%)
[3] Republic of Indonesia	8.375%	9/15/26	930,000	78
[4] Republic of Indonesia	3.750%	6/14/28	200	246
Republic of Indonesia	5.250%	1/17/42	300	343
Total Indonesia (Cost $607)				667

12

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jamaica (3.1%)
Sovereign Bonds (3.1%)
[1] Jamaica	8.000%	3/15/39	200	239
Jamaica	7.875%	7/28/45	100	118
Total Jamaica (Cost $346)				357
Kazakhstan (3.3%)
Sovereign Bonds (3.3%)
KazMunayGas National Co. JSC	9.125%	7/2/18	130	143
Republic of Kazakhstan	3.875%	10/14/24	225	235
Total Kazakhstan (Cost $357)				378
Lithuania (3.5%)
Sovereign Bonds (3.5%)
[2] Republic of Lithuania	7.375%	2/11/20	165	196
Republic of Lithuania	6.125%	3/9/21	170	201
Total Lithuania (Cost $387)				397
Mexico (6.2%)
Sovereign Bonds (6.2%)
Petroleos Mexicanos	5.500%	1/21/21	230	245
United Mexican States	3.625%	3/15/22	435	458
Total Mexico (Cost $683)				703
Pakistan (2.0%)
Sovereign Bond (2.0%)
Islamic Republic of Pakistan	8.250%	4/15/24	200	219
Total Pakistan (Cost $208)				219
Panama (1.8%)
Sovereign Bond (1.8%)
[1] Republic of Panama	6.700%	1/26/36	150	206
Total Panama (Cost $203)				206
Peru (3.8%)
Sovereign Bonds (3.8%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	218
Republic of Peru	8.750%	11/21/33	50	82
Republic of Peru	5.625%	11/18/50	100	133
Total Peru (Cost $393)				433
Poland (3.0%)
Sovereign Bonds (3.0%)
Republic of Poland	5.125%	4/21/21	50	56
Republic of Poland	5.000%	3/23/22	250	285
Total Poland (Cost $333)				341
Romania (1.0%)
Sovereign Bond (1.0%)
Republic of Romania	6.125%	1/22/44	80	108
Total Romania (Cost $97)				108

13

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Russia (3.8%)
Sovereign Bond (3.8%)
Russian Federation	5.000%	4/29/20	400	431
Total Russia (Cost $421)				431
Serbia, Republic of (3.7%)
Sovereign Bonds (3.7%)
Republic of Serbia	5.875%	12/3/18	200	212
Republic of Serbia	4.875%	2/25/20	200	209
Total Serbia, Republic of (Cost $413)				421
South Africa (2.8%)
Sovereign Bond (2.8%)
[5] Republic of South Africa	6.250%	3/31/36	6,000	321
Total South Africa (Cost $285)				321
Supranational (2.8%)
Sovereign Bond (2.8%)
[2] Banque Ouest Africaine de Developpement	5.500%	5/6/21	300	319
Total Supranational (Cost $297)				319
Tunisia (1.7%)
Sovereign Bond (1.7%)
Banque Centrale de Tunisie SA	5.750%	1/30/25	200	196
Total Tunisia (Cost $178)				196
Turkey (6.2%)
Sovereign Bonds (6.2%)
Republic of Turkey	5.125%	3/25/22	500	521
Republic of Turkey	4.875%	4/16/43	200	186
Total Turkey (Cost $702)				707
Ukraine (3.0%)
Sovereign Bonds (3.0%)
Ukraine	7.750%	9/1/19	200	197
[1] Ukreximbank Via Biz Finance plc	9.625%	4/27/22	150	147
Total Ukraine (Cost $326)				344
Uruguay (0.9%)
Sovereign Bond (0.9%)
[1] Oriental Republic of Uruguay	5.100%	6/18/50	100	103
Total Uruguay (Cost $102)				103
Venezuela (3.0%)
Sovereign Bonds (3.0%)
Bolivarian Republic of Venezuela	7.750%	10/13/19	50	31
Bolivarian Republic of Venezuela	7.650%	4/21/25	230	110
[1] Bolivarian Republic of Venezuela	11.950%	8/5/31	50	30
Petroleos de Venezuela SA	5.375%	4/12/27	387	162
Total Venezuela (Cost $254)				333

14

Emerging Markets Bond Fund

				Market
		Maturity		Value•
	Coupon	Date	Shares	($000)
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[6] Vanguard Market Liquidity Fund (Cost $361)	0.640%		3,616	361

			Notional
		Expiration	Amount
Counterparty		Date	(000)
Options on Foreign Currency (0.0%)
Call options on USD, Strike Price: MXN 18.8689	JPMC	11/10/16	USD 200	8
Put options on AUD, Strike Price: USD 0.7340	JPMC	11/10/16	AUD 275	1
Total Options on Foreign Currency (Cost $6)				9
Total Investments (98.8%) (Cost $10,622)				11,218
Other Assets and Liabilities (1.2%)
Other Assets[7]				1,151
Liabilities				(1,022)
				129
Net Assets (100%)				11,347

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				10,848
Affiliated Vanguard Funds				361
Options Purchased				9
Total Investments in Securities				11,218
Investment in Vanguard				1
Receivables for Investment Securities Sold				926
Receivables for Accrued Income				155
Other Assets[7]				69
Total Assets				12,369
Liabilities
Payables for Investment Securities Purchased				924
Payables to Vanguard				3
Other Liabilities				95
Total Liabilities				1,022
Net Assets				11,347

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Emerging Markets Bond Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,268
Undistributed Net Investment Income	25
Accumulated Net Realized Gains	448
Unrealized Appreciation (Depreciation)
Investment Securities	593
Futures Contracts	3
Options	3
Swap Contracts	27
Forward Currency Contracts	(20)
Foreign Currencies	—
Net Assets	11,347

Net Assets
Applicable to 1,025,425 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,347
Net Asset Value Per Share	$11.07

• See Note A in Notes to Financial Statements.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $720,000, representing 6.3% of net assets.

3 Face amount denominated in Indonesian rupiah. 4 Face amount denominated in euro.

5 Face amount denominated in South African rand.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 Cash of $4,000 has been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Emerging Markets Bond Fund

Statement of Operations

March 10, 2016[1] to
September 30, 2016
($000)
Investment Income
Income
Interest[2]	326
Expenses
The Vanguard Group—Note B
Management and Administrative	6
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	25
Total Expenses	36
Net Investment Income	290
Realized Net Gain (Loss)[2]
Investment Securities Sold	375
Futures Contracts	39
Options	(2)
Swap Contracts	51
Foreign Currencies and Forward Currency Contracts	(11)
Realized Net Gain (Loss)	452
Change in Unrealized Appreciation (Depreciation)
Investment Securities	593
Futures Contracts	3
Options	3
Swap Contracts	27
Foreign Currencies and Forward Currency Contracts	(20)
Change in Unrealized Appreciation (Depreciation)	606
Net Increase (Decrease) in Net Assets Resulting from Operations	1,348
1 Inception.
2 Interest income and realized net gain (loss) from an affiliated company of the fund was $2,000 and $0.

  See accompanying Notes, which are an integral part of the Financial Statements.

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Emerging Markets Bond Fund

Statement of Changes in Net Assets

March 10, 2016[1] to
September 30, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	290
Realized Net Gain (Loss)	452
Change in Unrealized Appreciation (Depreciation)	606
Net Increase (Decrease) in Net Assets Resulting from Operations	1,348
Distributions
Net Investment Income	(269)
Realized Capital Gain	—
Total Distributions	(269)
Capital Share Transactions
Issued	10,000
Issued in Lieu of Cash Distributions	268
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	10,268
Net Assets
Beginning of Period	—
End of Period[2]	11,347
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Emerging Markets Bond Fund

Financial Highlights

March 10, 2016[1] to
For a Share Outstanding Throughout the Period	September 30, 2016
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	. 286
Net Realized and Unrealized Gain (Loss) on Investments	1.050
Total from Investment Operations	1.336
Distributions
Dividends from Net Investment Income	(.266)
Distributions from Realized Capital Gains	—
Total Distributions	(. 266)
Net Asset Value, End of Period	$11.07

Total Return[2]	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11
Ratio of Total Expenses to Average Net Assets	0.60%[3]
Ratio of Net Investment Income to Average Net Assets	4.85%[3]
Portfolio Turnover Rate	153%

1 Inception.

2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Admiral Shares through September 30, 2016.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund

20

Emerging Markets Bond Fund

trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 3% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the period ended September 30, 2016, the fund’s average investment in forward currency contracts represented 23% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Emerging Markets Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may

22

Emerging Markets Bond Fund

terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the period ended September 30, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 17% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options on foreign currency which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the period ended September 30, 2016, the fund’s average value of investments in options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average of market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

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Emerging Markets Bond Fund

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $1,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

24

Emerging Markets Bond Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	205	—
Sovereign Bonds	—	10,643	—
Temporary Cash Investments	361	—	—
Options Purchased	—	9	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Forward Currency Contracts—Assets	—	13	—
Forward Currency Contracts—Liabilities	—	(33)	—
Swap Contracts—Assets	—	33	—
Swap Contracts—Liabilities	—	(6)	—
Total	360	10,864	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
Statement of Assets and	Contracts	Contracts	Contracts	Total
Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	—	9	—	9
Other Assets	1	13	33	47
Liabilities	(6)	(33)	(2)	(41)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended September 30, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	39	—	—	39
Options	—	(2)	—	(2)
Swap Contracts	(3)	—	54	51
Forward Currency Contracts	—	(11)	—	(11)
Realized Net Gain (Loss) on Derivatives	36	(13)	54	77

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	3	—	—	3
Options	—	3	—	3
Swap Contracts	(4)	—	31	27
Forward Currency Contracts	—	(20)	—	(20)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1)	(17)	31	13

25

Emerging Markets Bond Fund

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra Long U.S. Treasury Bond	December 2016	1	184	3
Ultra 10-Year U.S. Treasury Note	December 2016	(1)	(144)	—
				3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	10/5/16	ZAR	4,487	USD	330	(4)
JPMorgan Chase Bank N.A.	10/4/16	MXN	3,416	USD	175	1
JPMorgan Chase Bank N.A.	10/5/16	EUR	144	USD	162	—
Citibank, N.A.	10/4/16	MXN	2,489	USD	125	3
JPMorgan Chase Bank N.A.	11/15/16	MXN	1,297	USD	70	(3)
JPMorgan Chase Bank N.A.	11/14/16	AUD	60	USD	46	—
Credit Suisse International	10/7/16	PLN	4	USD	1	—
Deutsche Bank AG	10/7/16	PLN	4	USD	1	—
Morgan Stanley Capital Services LLC	11/2/16	EUR	70	PLN	302	—
Barclays Capital	11/2/16	USD	329	ZAR	4,487	4
Morgan Stanley Capital Services LLC	10/5/16	USD	303	ZAR	4,487	(24)
JPMorgan Chase Bank N.A.	11/2/16	USD	256	EUR	228	—
Barclays Capital	10/5/16	USD	161	EUR	144	(1)
JPMorgan Chase Bank N.A.	10/4/16	USD	126	MXN	2,452	(1)
BNP Paribas	11/15/16	USD	70	MXN	1,294	4
JPMorgan Chase Bank N.A.	11/14/16	USD	46	AUD	60	—
JPMorgan Chase Bank N.A.	10/6/16	USD	42	TRY	124	1
Deutsche Bank AG	11/2/16	USD	1	PLN	4	—
Morgan Stanley Capital Services LLC	10/7/16	USD	1	PLN	4	—
						(20)
AUD—Australian dollar.
EUR—euro.
MXN—Mexican peso.
PLN—Polish new zloty.
TRY—Turkish new lira.
USD—U.S. dollar.
ZAR—South African rand.

26

Emerging Markets Bond Fund

At September 30, 2016, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A3	12/20/21	BARC	350	3	1.000	1
Federative Republic of Brazil/Ba2 6/20/21		BNPSW	250	26	1.000	10
Republic of Colombia/Baa2	12/20/21	BNPSW	300	13	1.000	3
Republic of Peru/A3	12/20/21	CITNA	480	5	1.000	4
Russian Federation/Ba1	12/20/20	GSI	350	26	1.000	15
United Mexican States/A3	12/20/21	BNPSW	150	5	1.000	—
			1,880			33

Credit Protection Purchased
Republic of Turkey	6/20/21	JPMC	100	(8)	(1.000)	(2)
						31
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	(000)	(%)	(%)	($000)
8/6/2026	BDAG	MXN 3,000	6.075	(4.595)[1]	(4)
BDAG—Deutsche Bank AG.
MXN—Mexican peso.
1 Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent reset date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

Emerging Markets Bond Fund

During the period ended September 30, 2016, the fund realized net foreign currency losses of $9,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $13,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $432,000 of ordinary income and $24,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $10,616,000. Net unrealized appreciation of investment securities for tax purposes was $593,000, consisting of unrealized gains of $600,000 on securities that had risen in value since their purchase and $7,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended September 30, 2016, the fund purchased $24,065,000 of investment securities and sold $14,776,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $257,000 and $255,000, respectively.

G. Capital shares issued and redeemed were:

March 10, 2016[1] to
September 30, 2016
Shares
(000)
Issued	1,000
Issued in Lieu of Cash Distributions	25
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	1,025
1 Inception.

At September 30, 2016, a subsidiary of Vanguard was the record or beneficial owner of 100% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Emerging Markets Bond Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Bond Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period March 10, 2016 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Fund	3/31/2016	9/30/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,117.94	$3.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.00	3.03

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1 F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14310 112016

Annual Report | September 30, 2016

Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Short-Term Bond Fund.	6
Institutional Intermediate-Term Bond Fund.	39
About Your Fund’s Expenses.	80
Glossary.	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Institutional Short-Term Bond Fund returned almost 2% and Vanguard Institutional Intermediate-Term Bond Fund returned close to 4% for the 12 months ended September 30, 2016. Both funds outpaced their benchmarks; the Short-Term Fund fell short of the average return of its peers.

• Demand for U.S. taxable bonds benefited from ongoing concerns about global growth and the ability of central banks to lift inflation, as well as uncertainty stemming from the United Kingdom’s vote to leave the European Union. The Federal Reserve’s decision to leave rates unchanged and the comparatively high yields on U.S. bonds for international investors helped as well.

• The funds’ holdings in asset-backed securities boosted relative performance.

• Over the ten years ended September 30, 2016, the Short-Term Fund’s average annual return was almost 3% and the Intermediate-Term Fund’s average annual return was more than 4%. Both funds bested their comparative standards.

Total Returns: Fiscal Year Ended September 30, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund
Institutional Plus Shares	1.24%	1.37%	0.38%	1.75%
Bloomberg Barclays U.S. 1-3 Year Government/Credit ex
Baa Index				1.11
1–5 Year Investment-Grade Debt Funds Average				2.24
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	1.47%	2.06%	1.64%	3.70%
Bloomberg Barclays U.S. Intermediate Aggregate ex Baa
Index				3.24

Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Institutional Short-Term Bond Fund Institutional Plus Shares	2.89%
Bloomberg Barclays U.S. 1-3 Year Government/Credit ex Baa Index	2.47
1–5 Year Investment-Grade Debt Funds Average	2.42
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Intermediate-Term Bond Fund Institutional Plus Shares	4.22%
Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index	4.20

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

Institutional Short-Term Bond Fund

Fund Profile
As of September 30, 2016

Financial Attributes
			Bloomberg
		Bloomberg	Barclays
		Barclays	U.S.
		U.S. 1-3	Aggregate
		Year	Float
		Gov/Credit	Adjusted
	Fund ex Baa Index		Index
Number of Bonds	776	1,207	9,908
Yield to Maturity
(before expenses)	1.2%	0.9%	2.0%
Average Coupon	1.9%	1.8%	3.1%
Average Duration	1.8 years	1.9 years	5.8 years
Average Effective
Maturity	2.2 years	2.0 years	8.0 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.24%	—	—
Short-Term
Reserves	7.0%	—	—

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	U.S. 1-3 Year	Barclays U.S.
	Gov/Credit	Aggregate Float
	ex Baa Index	Adjusted Index
R-Squared	0.91	0.66
Beta	0.92	0.21
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)
Asset-Backed		29.2%
Commercial Mortgage-Backed		1.9
Finance		19.9
Foreign		9.9
Industrial		9.9
Treasury/Agency		27.6
Utilities		1.5
Other		0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	22.6%
Aaa	35.0
Aa	14.8
A	20.4
Ba	0.1
Not Rated	7.1

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	16.5%
1 - 3 Years	66.1
3 - 5 Years	14.5
5 - 7 Years	2.2
7 - 10 Years	0.7

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2016

					Final Value
		One	Five	Ten	of a $10,000,000
		Year	Years	Years	Investment
	Institutional Short-Term Bond Fund
	Institutional Plus Shares	1.75%	1.39%	2.89%	$13,296,300
	Bloomberg Barclays U.S. 1-3 Year
••••••••
	Government/Credit ex Baa Index	1.11	0.93	2.47	12,758,699

– – – –	1–5 Year Investment-Grade Debt Funds
	Average	2.24	1.73	2.42	12,701,964
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	5.34	3.11	4.81	16,001,432

For a benchmark description, see the Glossary.

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

				Bloomberg
				Barclays
				U.S. 1-3 Year
				Gov/Credit
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	0.00%	5.57%	5.57%	5.67%
2008	0.00	2.86	2.86	4.57
2009	0.00	8.70	8.70	5.70
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24
2016	1.37	0.38	1.75	1.11

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Institutional Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (26.7%)
U.S. Government Securities (9.4%)
	United States Treasury Note/Bond	1.875%	9/30/17	100,000	101,172
1	United States Treasury Note/Bond	0.875%	11/15/17	42,247	42,326
	United States Treasury Note/Bond	0.625%	11/30/17	94,900	94,811
2	United States Treasury Note/Bond	2.250%	11/30/17	27,200	27,680
	United States Treasury Note/Bond	0.750%	1/31/18	20,000	20,006
	United States Treasury Note/Bond	0.875%	5/31/18	950	952
	United States Treasury Note/Bond	0.750%	8/31/18	50,000	49,992
	United States Treasury Note/Bond	1.000%	3/15/19	145,500	146,046
	United States Treasury Note/Bond	0.875%	4/15/19	40,000	40,025
	United States Treasury Note/Bond	1.250%	4/30/19	100,000	101,000
	United States Treasury Note/Bond	1.625%	4/30/19	100,000	101,938
	United States Treasury Note/Bond	0.875%	5/15/19	120,000	120,037
	United States Treasury Note/Bond	1.375%	3/31/20	200	203
	United States Treasury Note/Bond	1.375%	4/30/20	30	30
	United States Treasury Note/Bond	2.125%	8/31/20	75,000	78,023
	United States Treasury Note/Bond	2.000%	9/30/20	30,000	31,078
	United States Treasury Note/Bond	1.125%	6/30/21	16,100	16,083
					971,402
Agency Bonds and Notes (17.3%)
3	AID-Jordan	2.578%	6/30/22	13,750	14,510
4	Federal Farm Credit Banks	1.110%	2/20/18	26,000	26,108
4	Federal Home Loan Banks	0.625%	5/30/17	18,750	18,758
4	Federal Home Loan Banks	0.750%	8/28/17	83,500	83,566
4	Federal Home Loan Banks	2.250%	9/8/17	44,205	44,855
4	Federal Home Loan Banks	1.000%	12/19/17	9,000	9,029
4	Federal Home Loan Banks	0.875%	3/19/18	84,550	84,623
4	Federal Home Loan Banks	1.125%	4/25/18	24,000	24,111
4	Federal Home Loan Banks	0.875%	6/29/18	87,150	87,208
4	Federal Home Loan Banks	0.625%	8/7/18	5,720	5,696
4	Federal Home Loan Banks	0.875%	10/1/18	34,500	34,493
4	Federal Home Loan Banks	5.375%	5/15/19	23,000	25,617
4	Federal Home Loan Banks	0.875%	8/5/19	36,750	36,621
4	Federal Home Loan Banks	1.000%	9/26/19	61,500	61,463
4	Federal Home Loan Banks	1.375%	2/18/21	25,900	26,059
4	Federal Home Loan Banks	1.125%	7/14/21	5,750	5,711
5	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	22,000	22,094
5	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	9,500	9,531

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	47,800	47,951
5	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	80,100	80,063
5	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	10,500	10,509
5	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	66,200	66,125
5	Federal Home Loan Mortgage Corp.	0.850%	7/27/18	41,800	41,803
5	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	246,180	245,978
5	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	152,850	153,478
5	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	27,750	27,662
5	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	25,900	26,068
5	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	14,100	13,977
5	Federal National Mortgage Assn.	5.000%	5/11/17	19,000	19,511
5	Federal National Mortgage Assn.	5.375%	6/12/17	35,600	36,776
5	Federal National Mortgage Assn.	1.000%	9/27/17	18,500	18,559
5	Federal National Mortgage Assn.	0.875%	10/26/17	3,150	3,155
5	Federal National Mortgage Assn.	0.875%	3/28/18	12,500	12,511
5	Federal National Mortgage Assn.	1.125%	10/19/18	28,700	28,839
5	Federal National Mortgage Assn.	1.125%	12/14/18	91,850	92,267
5	Federal National Mortgage Assn.	1.375%	1/28/19	46,000	46,473
5	Federal National Mortgage Assn.	1.000%	2/26/19	104,025	104,183
5	Federal National Mortgage Assn.	1.000%	8/28/19	15,600	15,595
5	Federal National Mortgage Assn.	1.500%	11/30/20	29,500	29,881
5	Federal National Mortgage Assn.	1.875%	12/28/20	4,800	4,933
5	Federal National Mortgage Assn.	1.375%	2/26/21	6,000	6,039
5	Federal National Mortgage Assn.	1.250%	8/17/21	31,800	31,709
5	Federal National Mortgage Assn.	1.875%	9/24/26	13,750	13,697
4	Financing Corp.	0.000%	11/2/18	3,090	3,027
					1,800,822
Conventional Mortgage-Backed Securities (0.0%)
[5,6]	Freddie Mac Gold Pool	6.000%	4/1/28	12	13
Total U.S. Government and Agency Obligations (Cost $2,767,111)					2,772,237
Asset-Backed/Commercial Mortgage-Backed Securities (31.0%)
6	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	6,230	6,267
6	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	10,990	11,093
6	Ally Auto Receivables Trust 2016-1	1.730%	11/16/20	19,500	19,527
6	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	24,060	24,167
6	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	72,490	72,913
[6,7]	American Express Credit Account Master Trust
	2013-1	0.944%	2/16/21	12,751	12,803
[6,7]	American Express Credit Account Master Trust
	2013-2	0.944%	5/17/21	12,663	12,689
[6,7]	American Express Credit Account Master Trust
	2014-1	0.894%	12/15/21	38,834	38,965
[6,8]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	3,671	4,043
[6,8]	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	559	601
[6,7]	BA Credit Card Trust 2014-A1	0.904%	6/15/21	77,298	77,564
6	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	530	584
[6,7,8] Bank of America Student Loan Trust 2010-1A		1.514%	2/25/43	4,990	4,926
8	Bank of Montreal	1.750%	6/15/21	15,060	15,066
	Bank of Nova Scotia	1.850%	4/14/20	20,490	20,699
	Bank of Nova Scotia	1.875%	4/26/21	17,070	17,155
8	Bank of Nova Scotia	1.875%	9/20/21	27,900	28,039
6	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.910%	6/11/40	4,403	4,462

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,7,8] BMW Floorplan Master Owner Trust 2015-1A		1.024%	7/15/20	28,865	28,896
6	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	12,160	12,227
[6,7]	Brazos Higher Education Authority Inc. Series
	2005-3	1.057%	6/25/26	3,479	3,364
[6,7]	Brazos Higher Education Authority Inc. Series
	2011-1	1.625%	2/25/30	4,697	4,655
6	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	5,500	5,573
[6,7]	Cabela’s Credit Card Master Note Trust 2015-2	1.194%	7/17/23	12,475	12,345
[6,7]	Cabela’s Credit Card Master Note Trust 2016-1	1.374%	6/15/22	55,030	55,055
8	Canadian Imperial Bank of Commerce	2.250%	7/21/20	15,060	15,402
6	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	38,740	39,634
6	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	30,370	32,061
[6,7]	Capital One Multi-Asset Execution Trust 2016-A2	1.154%	2/15/24	10,720	10,779
[6,7,8] CARDS II Trust 2016-1A		1.224%	7/15/21	19,670	19,695
6	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	8,300	8,382
6	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	6,530	6,598
6	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	5,075	5,155
6	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	11,970	12,146
6	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	11,516	11,745
[6,8]	CFCRE Commercial Mortgage Trust 2011-C2	5.885%	12/15/47	1,609	1,890
[6,7]	Chase Issuance Trust 2013-A9	0.944%	11/16/20	46,901	47,080
6	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,012	2,121
[6,7]	Chase Issuance Trust 2016-A1	0.934%	5/17/21	2,575	2,584
[6,8]	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	11,170	11,306
[6,8]	Chrysler Capital Auto Receivables Trust 2016-AA	1.960%	1/18/22	21,280	21,332
[6,8]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	352	352
[6,7]	Citibank Credit Card Issuance Trust 2013-A2	0.805%	5/26/20	54,482	54,560
[6,7]	Citibank Credit Card Issuance Trust 2013-A7	0.948%	9/10/20	73,946	74,290
6	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	37,086	39,277
6	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	43,615	44,595
6	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,295	1,363
[6,8]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	349	375
6	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,883	3,908
6	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,270	1,337
6	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	355	382
6	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	3,420	3,799
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	66	71
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	1,190	1,293
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	2,627	2,877
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	655	714
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	205	220
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	490	524
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	3,380	3,654
6	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	2,585	2,828
6	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	20	21
6	CNH Equipment Trust 2014-A	1.500%	5/15/20	15,196	15,218
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	8,340	8,406
6	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,253	5,305
6	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	197	197
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	492	524
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	753
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,287	1,345
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,075	1,126

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	396	413
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	760	846
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	665	750
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	673	717
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	975	1,086
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	1,025	1,156
6	COMM 2013-CCRE9 Mortgage Trust	4.375%	7/10/45	3,495	3,955
[6,8]	COMM 2013-CCRE9 Mortgage Trust	4.398%	7/10/45	2,461	2,723
[6,8]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	516	552
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	130	146
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	828	870
[6,8]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,009	1,049
6	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	349	372
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	347	392
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	871	967
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	272	300
6	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	100	105
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,190	3,511
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	2,580	2,798
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,100	1,191
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,400	1,554
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	440	468
6	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/48	300	320
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	525	577
6	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	2,800	3,056
6	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	30	31
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	30	32
8	Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,643
8	Commonwealth Bank of Australia	2.125%	7/22/20	15,300	15,537
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	20	22
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	650	713
6	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,670	41,096
[6,7]	Discover Card Execution Note Trust 2013-A1	0.824%	8/17/20	14,272	14,294
6	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	24,030	24,663
6	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	51,290	51,750
[6,7]	Discover Card Execution Note Trust 2016-A2	1.064%	9/15/21	14,310	14,418
8	DNB Boligkreditt AS	1.450%	3/21/18	4,035	4,044
[6,8]	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	4,554	4,545
[6,8]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	12,450	12,562
[6,8]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	4,580	4,588
[6,7,8] Evergreen Credit Card Trust 2016-1		1.244%	4/15/20	17,410	17,461
[6,7]	First National Master Note Trust 2013-2	1.054%	10/15/19	13,527	13,528
[6,7]	First National Master Note Trust 2015-1	1.294%	9/15/20	10,640	10,669
6	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	9,300	9,347
6	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	24,460	24,722
[6,8]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	14,450	14,739
[6,8]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,120	1,146
6	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	16,855	17,057
[6,8]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	37,000	38,029
6	Ford Credit Auto Owner Trust 2016-A	1.600%	6/15/21	12,130	12,239
6	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	11,260	11,319
[6,8]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	35,255	36,110
[6,8]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	25,450	25,712
6	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.490%	9/15/19	20,331	20,396

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	1.024%	2/15/21	42,840	42,941
6	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.980%	1/15/22	4,410	4,474
6	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	36,500	37,378
[6,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-3	1.144%	7/15/21	24,830	24,839
[6,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-4	1.054%	7/15/20	19,200	19,262
6	GE Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	16,577	16,822
6	GE Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	25,772	25,836
[6,7]	GE Dealer Floorplan Master Note Trust Series
	2012-2	1.282%	4/22/19	5,326	5,340
[6,7]	GE Dealer Floorplan Master Note Trust Series
	2014-1	0.912%	7/20/19	38,600	38,596
[6,7]	GE Dealer Floorplan Master Note Trust Series
	2014-2	0.982%	10/20/19	20,200	20,206
[6,7]	GE Dealer Floorplan Master Note Trust Series
	2015-2	1.182%	1/20/22	18,460	18,452
6	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	3,120	3,132
6	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	14,430	14,494
6	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	1,490	1,500
6	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	10,700	10,756
6	GM Financial Automobile Leasing Trust 2016-2	1.760%	3/20/20	6,800	6,848
6	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	13,140	13,206
6	GM Financial Automobile Leasing Trust 2016-3	1.780%	5/20/20	10,350	10,358
[6,7,8] GMF Floorplan Owner Revolving Trust 2016-1		1.374%	5/17/21	28,850	28,911
[6,8]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,827	18,865
[6,8]	Golden Credit Card Trust 2012-4A	1.390%	7/15/19	8,985	9,002
[6,7,8] Golden Credit Card Trust 2014-2A		0.974%	3/15/21	25,433	25,388
[6,7,8] Golden Credit Card Trust 2016-1A		1.124%	1/15/20	93,590	93,918
[6,8]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	72,300	72,512
[6,7,8] Gosforth Funding 2016-1A plc		1.517%	2/15/58	39,485	39,499
[6,8]	GreatAmerica Leasing Receivables Funding LLC
	Series 2013-1	1.160%	5/15/18	1,301	1,301
[6,8]	GreatAmerica Leasing Receivables Funding LLC
	Series 2014-1	1.470%	8/15/20	4,690	4,690
[6,8]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	117	132
6	GS Mortgage Securities Trust 2013-GC13	4.168%	7/10/46	1,790	2,006
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,558	1,636
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	3,995	4,417
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	150	163
6	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	23,451	23,570
[6,8]	Hertz Vehicle Financing LLC 2015-3A	2.670%	9/25/21	21,050	21,229
[6,8]	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	21,830	22,278
[6,8]	Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	13,460	13,481
[6,8]	Hertz Vehicle Financing LLC 2016-4	2.650%	7/25/22	14,450	14,616
[6,8]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	746	746
6	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	23,540	23,623
[6,8]	Hyundai Auto Lease Securitization Trust 2014-A	1.010%	9/15/17	1,010	1,010
[6,8]	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	9,760	9,848
[6,8]	Hyundai Auto Lease Securitization Trust 2016-B	1.680%	4/15/20	3,380	3,410

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,8]	Hyundai Auto Lease Securitization Trust 2016-C	1.490%	2/18/20	9,680	9,683
[6,8]	Hyundai Auto Lease Securitization Trust 2016-C	1.650%	7/15/20	4,270	4,272
6	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	11,030	11,093
[6,8]	Hyundai Floorplan Master Owner Trust Series
	2016-1A	1.810%	3/15/21	8,360	8,418
7	Illinois Student Assistance Commission Series
	2010-1	1.765%	4/25/22	2,178	2,180
[6,8]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,382	2,524
6	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,845	1,862
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	1,935	1,934
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	2,575	2,598
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	112	119
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	3.616%	11/15/43	218	222
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	4.070%	11/15/43	478	514
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	2,143	2,215
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	4,070	4,494
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.562%	8/15/46	673	766
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	6,791	7,366
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	559	582
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,283	1,349
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,062	1,119
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	3,009	3,333
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	469	505
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	205	227
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,000	1,121
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	3,883	3,911
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,351	1,412
6	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.664%	7/15/45	2,719	2,962
6	JPMBB Commercial Mortgage Securities Trust
	2013-C12	4.160%	7/15/45	1,425	1,558
6	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.761%	8/15/46	342	370
6	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	280	313
6	JPMBB Commercial Mortgage Securities Trust
	2013-C15	3.659%	11/15/45	194	209

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	JPMBB Commercial Mortgage Securities Trust
	2013-C17	4.199%	1/15/47	1,856	2,089
6	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	1,165	1,301
6	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.439%	2/15/47	544	606
6	JPMBB Commercial Mortgage Securities Trust
	2014-C19	3.997%	4/15/47	100	111
6	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.428%	8/15/47	60	64
6	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.493%	8/15/47	190	205
6	JPMBB Commercial Mortgage Securities Trust
	2014-C24	3.639%	11/15/47	970	1,054
6	JPMBB Commercial Mortgage Securities Trust
	2015-C32	3.598%	11/15/48	2,820	3,056
6	JPMBB Commercial Mortgage Securities Trust
	2015-C33	3.562%	12/15/48	150	162
6	LB-UBS Commercial Mortgage Trust 2008-C1	6.287%	4/15/41	2,998	3,132
[6,7,8] Master Credit Card Trust II Series 2016-1A		1.286%	9/23/19	43,020	43,153
[6,7,8] Mercedes-Benz Master Owner Trust 2016-B		1.224%	5/17/21	9,730	9,784
6	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	100	100
[6,8]	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	8,105	8,176
[6,8]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	3,988	4,014
[6,8]	MMAF Equipment Finance LLC 2013-AA	1.680%	5/11/20	8,508	8,539
[6,8]	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	7,037	7,204
[6,8]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	7,480	7,509
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	1,670	1,772
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	387	417
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	896	937
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.219%	7/15/46	4,024	4,499
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	970	1,074
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.360%	8/15/46	130	147
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	388	420
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	4.259%	10/15/46	50	56
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	84
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	194	217
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	194	216
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	3.773%	4/15/47	1,380	1,513
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	1,870	2,081
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,104	2,328

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	361	396
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,015	1,077
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.383%	10/15/48	2,010	2,147
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	3,920	4,282
6	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	999	999
[6,8]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	1,578	1,652
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,050	2,273
8	National Australia Bank Ltd.	2.250%	3/16/21	21,700	22,161
[6,7]	Navient Student Loan Trust 2014-1	1.035%	6/25/31	8,000	7,716
[6,7]	Navient Student Loan Trust 2014-8	0.965%	4/25/23	30,970	30,921
[6,7]	Navient Student Loan Trust 2015-3	1.175%	6/26/56	16,600	16,104
[6,7,8] Navient Student Loan Trust 2016-2		1.575%	6/25/65	5,810	5,832
[6,7,8] Navient Student Loan Trust 2016-3		1.375%	6/25/65	5,140	5,116
[6,8]	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	8,250	8,259
6	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	11,570	11,614
6	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	36,150	36,182
6	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	6,500	6,506
6	Nissan Auto Receivables 2015-A Owner Trust	1.500%	9/15/21	27,560	27,767
6	Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	14,030	14,122
6	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	2,400	2,406
[6,7]	Nissan Master Owner Trust Receivables Series
	2016-A	1.164%	6/15/21	41,710	41,793
8	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	15,050	15,142
7	North Carolina State Education Assistance
	Authority 2011-1	1.614%	1/26/26	2,111	2,108
[6,8]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	602	655
[6,8]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	250	255
	Royal Bank of Canada	2.200%	9/23/19	14,165	14,460
	Royal Bank of Canada	2.100%	10/14/20	23,750	24,173
6	Royal Bank of Canada	1.875%	2/5/21	4,900	4,955
	Royal Bank of Canada	2.300%	3/22/21	12,175	12,493
[6,7]	SLM Student Loan Trust 2003-14	0.944%	1/25/23	7,725	7,688
[6,7]	SLM Student Loan Trust 2005-5	0.815%	4/25/25	8,229	8,169
[6,7]	SLM Student Loan Trust 2005-6	0.825%	7/27/26	2,250	2,230
[6,7]	SLM Student Loan Trust 2013-6	1.025%	2/25/21	12,273	12,265
[6,7]	SLM Student Loan Trust 2014-1	0.905%	7/26/21	11,915	11,893
6	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	2,209	2,203
6	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	4,409	4,402
8	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	3,097	3,091
[6,8]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	8,341	8,376
8	Swedbank Hypotek AB	1.375%	3/28/18	3,868	3,871
6	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	44,200	44,412
6	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	13,760	14,136
6	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	14,360	14,434
6	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	22,600	23,117
6	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	19,410	19,442
6	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	3,520	3,525
[6,7,8] Trillium Credit Card Trust II 2016-1A		1.242%	5/26/21	66,330	66,474
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	210
[6,8]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	2,772	2,958

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,018	1,065
[6,8]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,552	2,673
[6,8]	Volkswagen Credit Auto Master Owner Trust
	2014-1A	1.400%	7/22/19	5,080	5,076
[6,8]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	5,160	5,210
6	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	1,956	1,959
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	725	761
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	279	297
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	407	442
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	1,743	1,955
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.432%	7/15/46	272	302
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	120	126
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	240	252
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	400	427
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	2,520	2,789
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	12/15/47	250	268
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	12/15/47	745	818
8	Westpac Banking Corp.	1.850%	11/26/18	13,270	13,397
8	Westpac Banking Corp.	2.000%	3/3/20	10,646	10,794
8	Westpac Banking Corp.	2.250%	11/9/20	13,440	13,725
[6,8]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,199	1,318
6	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,166	1,252
6	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	584	639
6	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	751	790
6	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,180	3,326
6	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	440	466
6	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	464	501
6	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	440	493
6	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	167	179
6	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	442	478
6	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	878	990
6	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	70	78
6	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	720	799
6	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	1,695	1,836
6	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	20	21
6	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	40	44
6	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	668	746
[6,8]	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	1,945	1,946
6	World Financial Network Credit Card Master Note
	Trust Series 2012-D	2.150%	4/17/23	20,637	21,000
6	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	6,191	6,219

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,7]	World Financial Network Credit Card Master
	Note Trust Series 2015-A	1.004%	2/15/22	11,160	11,181
6	World Financial Network Credit Card Master
	Note Trust Series 2015-B	2.550%	6/17/24	3,030	3,135
6	World Financial Network Credit Card Master
	Note Trust Series 2016-A	2.030%	4/15/25	9,555	9,619
6	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	12,760	12,860
6	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	13,950	14,095
6	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	26,830	26,848
6	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	3,200	3,221
6	World Omni Automobile Lease Securitization
	Trust 2016-A	1.610%	1/15/22	12,600	12,581
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,193,008)					3,224,589
Corporate Bonds (29.0%)
Finance (18.0%)
	Banking (17.1%)
8	ABN AMRO Bank NV	2.500%	10/30/18	2,750	2,802
	American Express Credit Corp.	1.550%	9/22/17	3,000	3,004
	American Express Credit Corp.	1.875%	11/5/18	7,642	7,704
8	ANZ New Zealand Int’l Ltd./London	2.250%	2/1/19	13,630	13,797
	Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	9,085	9,070
	Bank of America NA	1.250%	2/14/17	37,470	37,479
	Bank of America NA	1.650%	3/26/18	15,965	16,035
	Bank of America NA	1.750%	6/5/18	1,221	1,228
	Bank of America NA	2.050%	12/7/18	16,080	16,293
	Bank of Montreal	1.300%	7/14/17	6,000	6,005
	Bank of Montreal	1.800%	7/31/18	6,855	6,914
	Bank of Montreal	1.500%	7/18/19	9,085	9,095
	Bank of Montreal	1.900%	8/27/21	9,520	9,480
	Bank of New York Mellon Corp.	4.600%	1/15/20	2,300	2,514
	Bank of Nova Scotia	1.700%	6/11/18	11,630	11,689
	Bank of Nova Scotia	2.050%	10/30/18	9,095	9,285
	Bank of Nova Scotia	1.650%	6/14/19	18,170	18,217
	Bank of Nova Scotia	2.350%	10/21/20	3,890	3,974
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	2,270	2,273
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	300	306
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	6,240	6,294
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	4,860	4,920
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	1,960	1,977
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	5,392	5,534
8	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	17,540	17,622
	BNP Paribas SA	1.375%	3/17/17	22,217	22,245
	BPCE SA	1.625%	2/10/17	27,385	27,419
	BPCE SA	1.625%	1/26/18	11,489	11,517
	BPCE SA	2.500%	12/10/18	3,670	3,738
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,255	1,258
	Commonwealth Bank of Australia	1.125%	3/13/17	27,520	27,520
	Commonwealth Bank of Australia	1.400%	9/8/17	22,300	22,299
	Commonwealth Bank of Australia	1.900%	9/18/17	7,680	7,718
	Commonwealth Bank of Australia	1.625%	3/12/18	5,310	5,323
	Commonwealth Bank of Australia	2.500%	9/20/18	7,220	7,355
	Commonwealth Bank of Australia	1.750%	11/2/18	6,137	6,160
	Commonwealth Bank of Australia	2.300%	9/6/19	19,150	19,481

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Commonwealth Bank of Australia	2.550%	3/15/21	4,780	4,918
8 Commonwealth Bank of Australia	2.000%	9/6/21	8,090	8,078
Cooperatieve Rabobank UA	3.375%	1/19/17	9,730	9,791
Cooperatieve Rabobank UA	1.700%	3/19/18	5,500	5,527
Cooperatieve Rabobank UA	2.250%	1/14/19	11,020	11,197
Cooperatieve Rabobank UA	2.500%	1/19/21	1,795	1,842
Credit Suisse AG	1.375%	5/26/17	9,470	9,455
Credit Suisse AG	1.750%	1/29/18	12,090	12,086
Credit Suisse AG	1.700%	4/27/18	13,685	13,683
8 Danske Bank A/S	2.000%	9/8/21	10,925	10,899
Fifth Third Bank	2.150%	8/20/18	6,448	6,522
Fifth Third Bank	2.300%	3/15/19	5,252	5,341
Fifth Third Bank	1.625%	9/27/19	8,940	8,933
Goldman Sachs Group Inc.	5.950%	1/18/18	21,905	23,110
Goldman Sachs Group Inc.	2.375%	1/22/18	39,705	40,109
Goldman Sachs Group Inc.	6.150%	4/1/18	24,760	26,374
Goldman Sachs Group Inc.	2.900%	7/19/18	34,109	34,883
Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,804
Goldman Sachs Group Inc.	2.550%	10/23/19	9,769	9,982
HSBC Bank USA NA	6.000%	8/9/17	4,605	4,779
HSBC Holdings plc	2.650%	1/5/22	11,630	11,589
HSBC USA Inc.	1.500%	11/13/17	9,630	9,623
HSBC USA Inc.	1.625%	1/16/18	25,090	25,095
HSBC USA Inc.	1.700%	3/5/18	4,343	4,350
Huntington National Bank	2.200%	11/6/18	5,527	5,590
8 ING Bank NV	2.000%	11/26/18	5,810	5,846
8 ING Bank NV	2.300%	3/22/19	8,191	8,313
JPMorgan Chase & Co.	2.000%	8/15/17	58,085	58,407
JPMorgan Chase & Co.	6.000%	1/15/18	46,352	48,963
JPMorgan Chase & Co.	1.800%	1/25/18	12,966	13,025
JPMorgan Chase & Co.	1.700%	3/1/18	37,910	38,026
JPMorgan Chase & Co.	2.200%	10/22/19	18,791	19,080
JPMorgan Chase & Co.	2.250%	1/23/20	3,915	3,962
JPMorgan Chase & Co.	2.550%	10/29/20	23,757	24,177
JPMorgan Chase & Co.	2.550%	3/1/21	10,241	10,419
JPMorgan Chase Bank NA	6.000%	10/1/17	11,790	12,298
JPMorgan Chase Bank NA	1.650%	9/23/19	11,940	11,967
KeyBank NA	2.350%	3/8/19	6,798	6,925
Lloyds Bank plc	4.200%	3/28/17	3,210	3,258
Lloyds Bank plc	1.750%	5/14/18	6,160	6,183
Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,180	9,182
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	8,395	8,636
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	7,105	7,075
8 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	2,625	2,663
8 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	5,960	6,093
Morgan Stanley	5.550%	4/27/17	9,044	9,253
Morgan Stanley	1.875%	1/5/18	6,400	6,430
Morgan Stanley	2.125%	4/25/18	41,310	41,643
Morgan Stanley	2.200%	12/7/18	1,088	1,100
Morgan Stanley	2.500%	1/24/19	10,235	10,426
Morgan Stanley	2.375%	7/23/19	8,621	8,760
Morgan Stanley	5.625%	9/23/19	1,721	1,906
Morgan Stanley	2.500%	4/21/21	18,165	18,341
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,807
MUFG Union Bank NA	2.625%	9/26/18	5,970	6,081

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
MUFG Union Bank NA	2.250%	5/6/19	4,580	4,634
National Australia Bank Ltd.	1.875%	7/23/18	9,070	9,126
National Australia Bank Ltd.	2.300%	7/25/18	3,860	3,918
National Australia Bank Ltd.	2.000%	1/14/19	6,293	6,355
National Australia Bank Ltd.	1.375%	7/12/19	13,000	12,931
National Bank of Canada	2.100%	12/14/18	6,815	6,911
8 Nordea Bank AB	1.625%	9/30/19	3,750	3,747
PNC Bank NA	1.500%	10/18/17	15,560	15,575
PNC Bank NA	1.500%	2/23/18	11,800	11,836
PNC Bank NA	1.600%	6/1/18	15,200	15,240
PNC Bank NA	1.800%	11/5/18	15,736	15,849
PNC Bank NA	1.950%	3/4/19	22,720	22,950
PNC Bank NA	1.450%	7/29/19	8,535	8,523
Royal Bank of Canada	1.400%	10/13/17	7,320	7,325
Royal Bank of Canada	2.200%	7/27/18	10,136	10,279
Royal Bank of Canada	1.800%	7/30/18	2,411	2,429
Royal Bank of Canada	2.000%	12/10/18	5,235	5,289
Royal Bank of Canada	2.150%	3/15/19	5,365	5,444
Royal Bank of Canada	1.500%	7/29/19	13,015	13,008
Royal Bank of Canada	2.350%	10/30/20	8,389	8,586
Royal Bank of Canada	2.500%	1/19/21	3,945	4,100
Santander UK plc	1.375%	3/13/17	22,170	22,170
Santander UK plc	1.650%	9/29/17	15,910	15,920
Santander UK plc	3.050%	8/23/18	11,250	11,514
Santander UK plc	2.000%	8/24/18	7,787	7,816
Santander UK plc	2.500%	3/14/19	10,220	10,370
Santander UK plc	2.350%	9/10/19	2,328	2,359
8 Skandinaviska Enskilda Banken AB	1.750%	3/19/18	9,085	9,118
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	9,435	9,362
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	2,153	2,166
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	5,765	5,858
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	1,250	1,264
Svenska Handelsbanken AB	2.250%	6/17/19	5,500	5,595
Svenska Handelsbanken AB	1.500%	9/6/19	13,625	13,586
Svenska Handelsbanken AB	1.875%	9/7/21	3,015	2,997
8 Swedbank AB	1.750%	3/12/18	17,350	17,415
Toronto-Dominion Bank	1.125%	5/2/17	11,020	11,029
Toronto-Dominion Bank	1.625%	3/13/18	31,935	32,230
Toronto-Dominion Bank	1.450%	8/13/19	22,525	22,500
UBS AG	1.800%	3/26/18	23,725	23,770
US Bank NA	1.375%	9/11/17	7,810	7,820
US Bank NA	1.350%	1/26/18	6,175	6,185
Wachovia Corp.	5.750%	6/15/17	12,900	13,275
Wachovia Corp.	5.750%	2/1/18	12,660	13,376
Wells Fargo & Co.	2.100%	5/8/17	8,870	8,908
Wells Fargo & Co.	1.400%	9/8/17	14,380	14,375
Wells Fargo & Co.	5.625%	12/11/17	3,210	3,367
Wells Fargo & Co.	1.500%	1/16/18	21,106	21,130
Wells Fargo & Co.	2.150%	1/15/19	9,122	9,234
Wells Fargo & Co.	2.125%	4/22/19	6,430	6,514
Wells Fargo & Co.	2.150%	1/30/20	4,953	4,987
Wells Fargo Bank NA	1.650%	1/22/18	21,087	21,147
Westpac Banking Corp.	1.200%	5/19/17	17,804	17,803
Westpac Banking Corp.	2.000%	8/14/17	12,860	12,924
Westpac Banking Corp.	1.600%	1/12/18	3,390	3,402

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	2.250%	7/30/18	9,010	9,133
Westpac Banking Corp.	2.250%	1/17/19	13,390	13,599
Westpac Banking Corp.	1.600%	8/19/19	28,105	28,081
Westpac Banking Corp.	4.875%	11/19/19	25,460	27,866
Westpac Banking Corp.	2.000%	8/19/21	4,540	4,538

Brokerage (0.2%)
Charles Schwab Corp.	1.500%	3/10/18	9,125	9,168
NYSE Euronext	2.000%	10/5/17	6,965	7,013

Insurance (0.7%)
Aetna Inc.	1.900%	6/7/19	10,870	10,969
Aetna Inc.	2.400%	6/15/21	2,865	2,899
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	7,900	7,968
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,720	6,714
Chubb INA Holdings Inc.	2.300%	11/3/20	6,294	6,462
8 MassMutual Global Funding II	2.100%	8/2/18	3,113	3,161
MetLife Inc.	1.903%	12/15/17	18,000	18,095
8 Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	1,032
8 Reliance Standard Life Global Funding II	2.150%	10/15/18	15,550	15,692
8 Reliance Standard Life Global Funding II	3.050%	1/20/21	1,610	1,647
UnitedHealth Group Inc.	1.900%	7/16/18	2,610	2,635

Real Estate Investment Trusts (0.0%)
Simon Property Group LP	3.375%	3/15/22	2,230	2,369
				1,878,931
Industrial (9.6%)
Basic Industry (0.4%)
8 Air Liquide Finance SA	1.375%	9/27/19	3,835	3,832
Air Products & Chemicals Inc.	1.200%	10/15/17	920	922
Air Products & Chemicals Inc.	4.375%	8/21/19	5,050	5,478
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	23,815	23,845
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	3,320	3,382
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	4,590	4,641
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	2,060	2,304

Capital Goods (1.9%)
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,575	11,977
Caterpillar Financial Services Corp.	2.250%	12/1/19	13,660	13,940
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,410	4,545
8 Caterpillar Financial Services Corp.	1.931%	10/1/21	5,785	5,776
General Electric Capital Corp.	5.625%	9/15/17	10,423	10,868
General Electric Capital Corp.	2.200%	1/9/20	1,465	1,503
General Electric Capital Corp.	5.550%	5/4/20	3,480	3,966
General Electric Capital Corp.	4.375%	9/16/20	10,650	11,783
General Electric Co.	5.250%	12/6/17	38,586	40,432
Illinois Tool Works Inc.	6.250%	4/1/19	2,725	3,047
John Deere Capital Corp.	5.350%	4/3/18	3,660	3,885
John Deere Capital Corp.	5.750%	9/10/18	12,315	13,379
John Deere Capital Corp.	1.950%	1/8/19	15,070	15,307
John Deere Capital Corp.	2.375%	7/14/20	6,140	6,306
Precision Castparts Corp.	1.250%	1/15/18	12,225	12,236
Raytheon Co.	6.750%	3/15/18	4,400	4,755
Raytheon Co.	6.400%	12/15/18	16,055	17,877

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
8 Siemens Financieringsmaatschappij NV	1.300%	9/13/19	11,355	11,287
8 Siemens Financieringsmaatschappij NV	2.350%	10/15/26	1,990	1,969

Communication (0.7%)
America Movil SAB de CV	5.625%	11/15/17	32,700	34,271
America Movil SAB de CV	5.000%	3/30/20	1,265	1,395
Comcast Corp.	6.500%	1/15/17	5,635	5,721
Comcast Corp.	5.875%	2/15/18	11,900	12,639
Comcast Corp.	5.700%	5/15/18	12,455	13,338

Consumer Cyclical (1.4%)
Alibaba Group Holding Ltd.	1.625%	11/28/17	2,500	2,500
American Honda Finance Corp.	0.950%	5/5/17	2,975	2,975
American Honda Finance Corp.	1.550%	12/11/17	4,238	4,259
American Honda Finance Corp.	1.500%	3/13/18	4,560	4,581
American Honda Finance Corp.	1.600%	7/13/18	2,910	2,927
American Honda Finance Corp.	2.125%	10/10/18	11,670	11,868
8 BMW US Capital LLC	1.500%	4/11/19	13,810	13,823
8 Daimler Finance North America LLC	1.125%	3/10/17	6,145	6,143
8 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	11,968	12,058
8 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	1,097	1,111
8 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	6,360	6,467
8 Harley-Davidson Funding Corp.	6.800%	6/15/18	415	450
Lowe’s Cos. Inc.	1.150%	4/15/19	2,320	2,316
8 Nissan Motor Acceptance Corp.	2.000%	3/8/19	6,090	6,139
PACCAR Financial Corp.	1.400%	11/17/17	4,565	4,585
PACCAR Financial Corp.	1.750%	8/14/18	910	920
TJX Cos. Inc.	6.950%	4/15/19	4,130	4,693
Toyota Motor Credit Corp.	1.375%	1/10/18	9,375	9,389
Toyota Motor Credit Corp.	1.450%	1/12/18	10,965	10,998
Toyota Motor Credit Corp.	1.200%	4/6/18	8,180	8,178
Toyota Motor Credit Corp.	1.550%	7/13/18	3,900	3,922
Visa Inc.	1.200%	12/14/17	27,405	27,467

Consumer Noncyclical (1.4%)
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	240	241
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	44,238	44,629
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	4,475	5,090
Coca-Cola Co.	3.150%	11/15/20	3,700	3,972
Gilead Sciences Inc.	1.850%	9/4/18	4,115	4,158
Gilead Sciences Inc.	2.350%	2/1/20	24,985	25,642
Hershey Co.	1.600%	8/21/18	780	787
Medtronic Inc.	1.500%	3/15/18	9,000	9,039
Medtronic Inc.	1.375%	4/1/18	11,700	11,732
PepsiCo Inc.	1.250%	4/30/18	13,500	13,549
PepsiCo Inc.	5.000%	6/1/18	7,250	7,703
Philip Morris International Inc.	1.875%	1/15/19	3,937	3,980
8 Roche Holdings Inc.	2.250%	9/30/19	8,575	8,803
8 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	6,430	6,438

Energy (2.6%)
BP Capital Markets plc	1.846%	5/5/17	5,756	5,780
BP Capital Markets plc	1.375%	11/6/17	6,500	6,497
BP Capital Markets plc	1.674%	2/13/18	18,727	18,804
BP Capital Markets plc	1.375%	5/10/18	9,000	8,998

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BP Capital Markets plc	2.241%	9/26/18	13,800	14,005
BP Capital Markets plc	1.676%	5/3/19	17,700	17,756
BP Capital Markets plc	4.500%	10/1/20	2,750	3,020
Chevron Corp.	1.344%	11/9/17	25,400	25,443
Chevron Corp.	1.365%	3/2/18	13,330	13,355
Chevron Corp.	1.718%	6/24/18	6,810	6,861
Chevron Corp.	2.193%	11/15/19	4,500	4,590
Chevron Corp.	2.427%	6/24/20	4,000	4,118
Dominion Gas Holdings LLC	2.500%	12/15/19	1,830	1,879
Exxon Mobil Corp.	1.305%	3/6/18	9,125	9,153
Shell International Finance BV	1.625%	11/10/18	13,750	13,798
Shell International Finance BV	2.000%	11/15/18	9,200	9,311
Shell International Finance BV	1.375%	5/10/19	59,000	58,812
Total Capital International SA	1.000%	1/10/17	6,500	6,500
Total Capital International SA	1.500%	2/17/17	3,670	3,674
Total Capital International SA	1.550%	6/28/17	12,470	12,500
Total Capital International SA	2.125%	1/10/19	4,150	4,220
Total Capital SA	2.125%	8/10/18	17,254	17,508
Total Capital SA	4.450%	6/24/20	5,000	5,491

Other Industrial (0.2%)
8 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	14,665	16,792

Technology (0.8%)
Apple Inc.	1.000%	5/3/18	21,008	20,979
Apple Inc.	1.700%	2/22/19	23,845	24,113
Baidu Inc.	3.250%	8/6/18	10,100	10,350
EMC Corp.	1.875%	6/1/18	6,900	6,786
Intel Corp.	1.350%	12/15/17	18,910	18,968

Transportation (0.2%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	15,227	16,726
6 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	4,273	4,828
6 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	4,000	4,095
				995,848
Utilities (1.4%)
Electric (1.3%)
Arizona Public Service Co.	8.750%	3/1/19	760	888
Commonwealth Edison Co.	6.150%	9/15/17	8,360	8,738
Commonwealth Edison Co.	5.800%	3/15/18	5,390	5,743
Connecticut Light & Power Co.	5.500%	2/1/19	2,230	2,435
Georgia Power Co.	5.700%	6/1/17	12,860	13,208
Georgia Power Co.	1.950%	12/1/18	6,205	6,309
MidAmerican Energy Co.	2.400%	3/15/19	2,785	2,857
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	39,312	46,477
Pacific Gas & Electric Co.	5.625%	11/30/17	20,020	21,022
Pacific Gas & Electric Co.	8.250%	10/15/18	2,280	2,585
Pacific Gas & Electric Co.	3.500%	10/1/20	7,305	7,826
PacifiCorp	3.850%	6/15/21	1,150	1,259
Public Service Electric & Gas Co.	2.000%	8/15/19	7,300	7,441
Public Service Electric & Gas Co.	3.500%	8/15/20	1,182	1,264
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,240	1,371
Wisconsin Electric Power Co.	1.700%	6/15/18	4,660	4,700

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
	Atmos Energy Corp.	8.500%	3/15/19	8,720	10,148
					144,271
Total Corporate Bonds (Cost $3,004,328)					3,019,050
Sovereign Bonds (U.S. Dollar-Denominated) (9.6%)
	Asian Development Bank	0.750%	1/11/17	25,000	25,004
8	Avi Funding Co. Ltd.	2.850%	9/16/20	6,700	6,876
8	Banco del Estado de Chile	2.000%	11/9/17	7,095	7,123
8	Bank Nederlandse Gemeenten NV	0.875%	2/21/17	14,700	14,700
8	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	36,700	36,741
8	Bank Nederlandse Gemeenten NV	1.000%	9/20/18	10,000	9,979
	Bermuda	5.603%	7/20/20	4,225	4,740
8	Caisse d’Amortissement de la Dette Sociale	1.125%	1/30/17	4,350	4,356
8	Caisse d’Amortissement de la Dette Sociale	1.375%	1/29/18	1,825	1,838
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	16,820	16,818
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,050	1,069
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	16,425	16,483
	Corp. Andina de Fomento	1.500%	8/8/17	14,590	14,608
8	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	7,275	7,593
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	2,520	2,514
8	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	2,375	2,365
8	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	6,875	7,326
8	CPPIB Capital Inc.	1.250%	9/20/19	20,000	20,006
[8,9]	Development Bank of Japan Inc.	1.625%	10/5/16	2,750	2,750
9	Development Bank of Japan Inc.	5.125%	2/1/17	2,750	2,785
[8,10] Dexia Credit Local SA		1.250%	10/18/16	5,500	5,500
[8,10] Dexia Credit Local SA		1.875%	9/15/21	9,080	9,069
8	Electricite de France SA	1.150%	1/20/17	13,775	13,775
8	Electricite de France SA	6.500%	1/26/19	1,825	2,021
	European Investment Bank	1.750%	3/15/17	8,275	8,306
	European Investment Bank	1.625%	6/15/17	2,300	2,311
	European Investment Bank	1.000%	3/15/18	13,775	13,792
	European Investment Bank	1.875%	3/15/19	18,375	18,717
	European Investment Bank	2.500%	4/15/21	11,025	11,560
	Export-Import Bank of Korea	4.000%	1/11/17	50,806	51,186
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,542
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	5,205
	FMS Wertmanagement AoeR	1.125%	9/5/17	4,580	4,588
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,282
	Hydro-Quebec	1.375%	6/19/17	15,327	15,382
8	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	6,360	6,400
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,500	4,531
	Inter-American Development Bank	0.875%	11/15/16	9,175	9,175
	Inter-American Development Bank	1.125%	3/15/17	4,600	4,606
	Inter-American Development Bank	2.375%	8/15/17	6,425	6,505
	Inter-American Development Bank	2.125%	11/9/20	1,800	1,860
	Inter-American Development Bank	1.250%	9/14/21	18,165	18,095
	International Bank for Reconstruction &
	Development	0.625%	10/14/16	20,000	20,000
	International Finance Corp.	1.125%	11/23/16	4,400	4,404
	International Finance Corp.	1.750%	9/4/18	15,600	15,771
8	IPIC GMTN Ltd.	3.750%	3/1/17	1,700	1,715
9	Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,634
9	Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,620

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
8	Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	13,916
11	KFW	1.250%	10/5/16	4,600	4,598
11	KFW	1.250%	2/15/17	9,175	9,192
11	KFW	1.000%	6/11/18	11,475	11,481
11	KFW	1.000%	9/7/18	10,000	9,994
11	KFW	1.875%	4/1/19	4,600	4,687
11	KFW	4.000%	1/27/20	4,125	4,492
11	KFW	2.625%	1/25/22	4,600	4,866
11	KFW	2.125%	1/17/23	1,825	1,880
8	Kingdom of Sweden	1.000%	11/15/16	6,425	6,425
8	Kommunalbanken AS	1.000%	3/15/18	2,750	2,750
8	Kommunalbanken AS	1.125%	5/23/18	7,350	7,358
8	Kommunalbanken AS	2.125%	3/15/19	12,850	13,135
8	Kommunalbanken AS	1.750%	5/28/19	13,775	13,961
8	Kommuninvest I Sverige AB	0.875%	12/13/16	6,425	6,428
8	Kommuninvest I Sverige AB	1.000%	10/24/17	2,750	2,752
	Korea Development Bank	3.875%	5/4/17	9,200	9,338
	Korea Development Bank	2.250%	8/7/17	12,700	12,804
	Korea Development Bank	3.500%	8/22/17	23,130	23,563
	Korea Development Bank	4.625%	11/16/21	1,800	2,044
8	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,065
8	Korea Expressway Corp.	1.625%	4/28/17	32,150	32,153
8	Korea Expressway Corp.	1.875%	10/22/17	1,800	1,808
8	Korea Gas Corp.	2.875%	7/29/18	7,350	7,530
8	Korea Land & Housing Corp.	1.875%	8/2/17	4,600	4,617
	Korea National Oil Corp.	3.125%	4/3/17	4,600	4,640
8	Korea National Oil Corp.	2.750%	1/23/19	18,375	18,812
8	Korea Resources Corp.	2.125%	5/2/18	2,750	2,768
8	Municipality Finance plc	1.125%	4/17/18	2,300	2,302
8	Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,467
8	Nederlandse Waterschapsbank NV	1.250%	9/9/19	11,000	10,994
	North American Development Bank	2.300%	10/10/18	2,400	2,451
8	Province of Alberta	1.000%	6/21/17	2,750	2,752
8	Province of Alberta	1.750%	8/26/20	8,600	8,700
	Province of Manitoba	2.100%	9/6/22	1,275	1,310
	Province of Ontario	1.100%	10/25/17	21,125	21,163
	Province of Ontario	1.625%	1/18/19	34,665	34,964
	Province of Ontario	2.000%	1/30/19	8,630	8,775
	Province of Ontario	1.250%	6/17/19	27,250	27,235
	Province of Ontario	4.000%	10/7/19	2,375	2,560
	Province of Ontario	4.400%	4/14/20	1,375	1,514
	Quebec	2.750%	8/25/21	5,825	6,141
	Republic of Korea	5.125%	12/7/16	19,800	19,945
	Republic of Poland	6.375%	7/15/19	17,261	19,419
	Republic of Poland	5.125%	4/21/21	1,240	1,401
	Republic of Poland	5.000%	3/23/22	18,925	21,574
8	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	2,000	2,015
8	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	9,175	9,437
	State of Israel	3.150%	6/30/23	1,800	1,913
8	State of Qatar	3.125%	1/20/17	2,300	2,306
	Statoil ASA	1.250%	11/9/17	25,000	24,977
	Statoil ASA	1.200%	1/17/18	1,550	1,548
	Statoil ASA	1.950%	11/8/18	13,775	13,909
	Statoil ASA	3.150%	1/23/22	2,700	2,856
	Statoil ASA	2.650%	1/15/24	1,825	1,870

Institutional Short-Term Bond Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Svensk Exportkredit AB	1.125%	4/5/18	5,475	5,481
8	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,451
8	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,705
Total Sovereign Bonds (Cost $987,878)	997,418
Taxable Municipal Bonds (0.2%)
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.107%	7/1/18	1,825	1,852
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-EGSL	3.220%	2/1/21	3,949	4,022
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-ELL	3.450%	2/1/22	10,837	11,143
Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,514
Total Taxable Municipal Bonds (Cost $23,190)	23,531

Shares
Temporary Cash Investments (7.2%)
Money Market Fund (6.9%)
[12]	Vanguard Market Liquidity Fund	0.640%	7,134,426	713,514

Face
Amount
($000)
Certificates of Deposit (0.3%)
Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.520%	8/9/17	22,070	22,179
Toronto Dominion Bank (New York Branch)	1.350%	8/11/17	14,230	14,281
36,460
Total Temporary Cash Investments (Cost $749,810)	749,974
Total Investments (103.7%) (Cost $10,725,325)	10,786,799

Amount
($000)
Other Assets and Liabilities (-3.7%)
Other Assets
Investment in Vanguard	798
Receivables for Investment Securities Sold	121,256
Receivables for Accrued Income	36,628
Other Assets	2,673
Total Other Assets	161,355
Liabilities
Payables for Investment Securities Purchased	(544,849)
Payables to Vanguard	(1,177)
Other Liabilities	(4,686)
Total Liabilities	(550,712)
Net Assets (100%)
Applicable to 751,511,910 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,397,442
Net Asset Value Per Share	$13.84

Institutional Short-Term Bond Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,332,544
Undistributed Net Investment Income	640
Accumulated Net Realized Gains	3,094
Unrealized Appreciation (Depreciation)
Investment Securities	61,474
Futures Contracts	(919)
Swap Contracts	609
Net Assets	10,397,442

• See Note A in Notes to Financial Statements.

1 Securities with a value of $2,680,000 have been segregated as initial margin for open futures contracts.

2 Securities with a value of $2,233,000 have been segregated as initial margin for open cleared swap contracts. 3 U.S. government-guaranteed.

4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

7 Adjustable-rate security.

8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $1,662,677,000, representing 16.0% of net assets.

9 Guaranteed by the Government of Japan. 10 Guaranteed by multiple countries.

11 Guaranteed by the Federal Republic of Germany.

12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements

Institutional Short-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Interest[1]	143,010
Total Income	143,010
Expenses
The Vanguard Group—Note B
Investment Advisory Services	275
Management and Administrative	1,467
Marketing and Distribution	180
Custodian Fees	128
Auditing Fees	36
Trustees’ Fees and Expenses	5
Total Expenses	2,091
Net Investment Income	140,919
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,564
Futures Contracts	(5,293)
Swap Contracts	(6,960)
Realized Net Gain (Loss)	2,311
Change in Unrealized Appreciation (Depreciation)
Investment Securities	26,817
Futures Contracts	835
Swap Contracts	3,849
Change in Unrealized Appreciation (Depreciation)	31,501
Net Increase (Decrease) in Net Assets Resulting from Operations	174,731

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $703,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

		June 19,
	Year Ended	2015[1] to
	September 30,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	140,919	34,425
Realized Net Gain (Loss)	2,311	4,586
Change in Unrealized Appreciation (Depreciation)	31,501	29,663
Net Increase (Decrease) in Net Assets Resulting from Operations	174,731	68,674
Distributions
Net Investment Income	(139,853)	(35,129)
Realized Capital Gain[2]	(2,233)	—
Total Distributions	(142,086)	(35,129)
Capital Share Transactions
Issued	100,988	10,243,597[3]
Issued in Lieu of Cash Distributions	142,087	35,129
Redeemed	(148,693)	(41,856)
Net Increase (Decrease) from Capital Share Transactions	94,382	10,236,870
Total Increase (Decrease)	127,027	10,270,415
Net Assets
Beginning of Period	10,270,415	—
End of Period[4]	10,397,442	10,270,415

1 Commencement of operations as a registered investment company.

2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $2,233,000 and $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Short-Term Bond Trust. See Note G in Notes to Financial Statements.

4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $640,000 and ($209,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

	Year	June 19,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$13.79	$13.79
Investment Operations
Net Investment Income	.188	. 047
Net Realized and Unrealized Gain (Loss) on Investments	.052	.001
Total from Investment Operations	.240	.048
Distributions
Dividends from Net Investment Income	(.187)	(.048)
Distributions from Realized Capital Gains	(.003)	—
Total Distributions	(.190)	(.048)
Net Asset Value, End of Period	$13.84	$13.79

Total Return	1.75%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	1.37%	1.22%[2]
Portfolio Turnover Rate	119%	28%
1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 14% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer

Institutional Short-Term Bond Fund

or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypoth-ecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Institutional Short-Term Bond Fund

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 12% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Institutional Short-Term Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $798,000, representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,772,237	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,224,589	—
Corporate Bonds	—	3,019,050	—
Sovereign Bonds	—	997,418	—
Taxable Municipal Bonds	—	23,531	—
Temporary Cash Investments	713,514	36,460	—
Futures Contracts—Assets[1]	1,670	—	—
Futures Contracts—Liabilities[1]	(998)	—	—
Swap Contracts—Assets	241[1]	171	—
Swap Contracts—Liabilities	(197)[1]	(76)	—
Total	714,230	10,073,380	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,911	171	2,082
Liabilities	(1,195)	(76)	(1,271)

Institutional Short-Term Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2016, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(5,293)	—	(5,293)
Swap Contracts	(9,957)	2,997	(6,960)
Realized Net Gain (Loss) on Derivatives	(15,250)	2,997	(12,253)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	835	—	835
Swap Contracts	2,449	1,400	3,489
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,284	1,400	4,684

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	December 2016	7,772	1,697,939	411
5-Year U.S. Treasury Note	December 2016	(6,687)	(812,575)	(1,241)
10-Year U.S. Treasury Note	December 2016	(693)	(90,870)	89
10-Year Ultra U.S. Treasury Note	December 2016	(177)	(25,516)	26
30-Year U.S. Treasury Bond	December 2016	59	9,921	(113)
Ultra Long U. S. Treasury Bond	December 2016	23	4,229	(91)
				(919)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Short-Term Bond Fund

At September 30, 2016, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Federation of Malaysia/A3	12/20/21	JPMC	3,400	46	1.000	26
Federation of Malaysia/A3	12/20/21	BNPSW	9,600	122	1.000	64
Federation of Malaysia/A3	12/20/21	BARC	9,900	87	1.000	27
People’s Republic of China/Aa3	12/20/21	BNPSW	6,100	26	1.000	2
People’s Republic of China/Aa3	12/20/21	JPMC	6,200	25	1.000	1
Republic of Chile/Aa3	12/20/21	BOANA	3,750	(16)	1.000	7
Republic of Chile/Aa3	12/20/21	JPMC	7,600	(30)	1.000	16
Republic of Chile/Aa3	12/20/21	JPMC	7,200	(54)	1.000	(10)
Republic of Chile/Aa3	12/20/21	BNPSW	7,500	(83)	1.000	(37)
Republic of Chile/Aa3	12/20/21	BARC	3,750	(9)	1.000	13
Republic of Chile/Aa3	12/20/21	BARC	7,500	(30)	1.000	15
			72,500			124

Credit Protection Purchased
EI du Pont de Nemours & Co.	12/20/20	JPMC	4,915	100	(1.000)	(29)
						95

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BNPSW—BNP Paribas. BOANA—Bank of America, N.A. GSCM—Goldman Sachs Bank USA. JPMC—JP Morgan Chase Bank.

Institutional Short-Term Bond Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
8/15/17	NA	LCH	150,000	0.981	(0.524)[2]	396
12/21/17	12/21/16[1]	CME	72,926	(1.000)	0.000[3]	(30)
3/15/18	NA	CME	84,500	0.899	(0.524)[2]	203
12/21/18	12/21/16[1]	CME	68,847	1.250	(0.000)[3]	70
12/21/19	12/21/16[1]	CME	175,114	1.250	(0.000)[3]	325
2/28/21	2/28/17[1]	LCH	31,900	(1.177)	0.000[3]	(24)
12/21/21	12/21/16[1]	CME	32,615	(1.500)	0.000[3]	(143)
12/21/23	12/21/16[1]	CME	39,717	(1.750)	0.000[3]	(283)
						514

CME—Chicago Mercantile Exchange. LCH—London Clearing House.

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. 3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $49,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $217,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $1,035,000 of ordinary income and $3,999,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $10,726,462,000. Net unrealized appreciation of investment securities for tax purposes was $60,337,000, consisting of unrealized gains of $64,561,000 on securities that had risen in value since their purchase and $4,224,000 in unrealized losses on securities that had fallen in value since their purchase.

Institutional Short-Term Bond Fund

F. During the year ended September 30, 2016, the fund purchased $3,244,760,000 of investment securities and sold $3,420,298,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,584,241,000 and $9,159,825,000, respectively.

G. On June 19, 2015, the fund acquired all of the net assets of Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “trust”). The trust’s net assets transferred to the fund were $9,958,882,000, including $33,986,000 of unrealized appreciation. These net assets were exchanged on a tax-free basis for 722,013,000 shares of the fund. Immediately following the transfer on June 19, 2015, unitholders of the trust received those 722,013,000 shares of the fund in exchange for their 722,013,000 units of the trust, and the trust ceased operations.

H. Capital shares issued and redeemed were:
	Year Ended	June 19, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	7,323	745,145
Issued in Lieu of Cash Distributions	10,301	2,549
Redeemed	(10,767)	(3,039)
Net Increase (Decrease) in Shares Outstanding	6,857	744,655
1 Commencement of operations as a registered investment company.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of September 30, 2016

Financial Attributes
		Bloomberg Bloomberg
		Barclays Barclays
		U.S.	U.S.
		Intermediate	Aggregate
		Aggregate	Bond
	Fund	ex Baa Index	Index
Number of Bonds	1,043	5,298	9,908
Yield to Maturity
(before expenses)	1.5%	1.6%	2.0%
Average Coupon	2.6%	2.7%	3.1%
Average Duration	3.5 years	3.5 years	5.5 years
Average Effective
Maturity	4.1 years	4.6 years	7.7 years
Ticker Symbol	VIITX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.47%	—	—
Short-Term
Reserves	7.0%	—	—

Volatility Measures
	Bloomberg
	Barclays U.S.		Bloomberg
	Intermediate	Barclays U.S.
	Aggregate ex	Aggregate Bond
	Baa Index		Index
R-Squared			0.94
Beta			0.65

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)
Asset-Backed	11.0%
Commercial Mortgage-Backed	2.4
Finance	12.0
Foreign	6.6
Government Mortgage-Backed	27.0
Industrial	8.3
Treasury/Agency	31.6
Utilities	1.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	51.3%
Aaa	16.0
Aa	8.7
A	16.6
Not Rated	7.4

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	10.8%
1 - 3 Years	22.7
3 - 5 Years	40.6
5 - 7 Years	14.3
7 - 10 Years	11.0
10 - 20 Years	0.6

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016

Initial Investment of $10,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2016

					Final Value
		One	Five	Ten	of a $10,000,000
		Year	Years	Years	Investment
	Institutional Intermediate-Term Bond
	Fund Institutional Plus Shares	3.70%	2.58%	4.22%	$15,117,188
	Bloomberg Barclays U.S. Intermediate
••••••••
	Aggregate ex Baa Index	3.24	2.36	4.20	15,083,973
	Bloomberg Barclays U.S. Aggregate
	Bond Index	5.19	3.08	4.79	15,964,941

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016
				Bloomberg
				Barclays
				U.S.
				Intermediate
				Aggregate
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	0.00%	5.32%	5.32%	5.37%
2008	0.00	3.46	3.46	4.54
2009	0.00	9.36	9.36	9.18
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16
2016	2.06	1.64	3.70	3.24

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Institutional Intermediate-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (57.9%)
U.S. Government Securities (27.9%)
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	147,805	177,919
1	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	276,738	293,987
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	97,984	117,254
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	77,680	80,574
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	120,977	129,032
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	3,104	3,155
	United States Treasury Note/Bond	2.250%	11/30/17	650	661
2	United States Treasury Note/Bond	1.000%	12/31/17	116,400	116,800
	United States Treasury Note/Bond	0.750%	1/31/18	79,000	79,024
	United States Treasury Note/Bond	1.000%	2/15/18	750	753
	United States Treasury Note/Bond	0.875%	3/31/18	30,000	30,061
	United States Treasury Note/Bond	1.000%	5/31/18	34,281	34,420
	United States Treasury Note/Bond	1.125%	6/15/18	3,000	3,018
	United States Treasury Note/Bond	1.000%	8/15/18	1,500	1,506
	United States Treasury Note/Bond	0.750%	8/31/18	126,500	126,480
	United States Treasury Note/Bond	1.000%	9/15/18	1,000	1,004
	United States Treasury Note/Bond	1.125%	1/15/19	11,900	11,978
	United States Treasury Note/Bond	0.750%	2/15/19	97,330	97,133
	United States Treasury Note/Bond	1.375%	2/28/19	9,131	9,247
	United States Treasury Note/Bond	1.000%	3/15/19	83,700	84,014
	United States Treasury Note/Bond	0.875%	4/15/19	5,300	5,303
	United States Treasury Note/Bond	1.625%	4/30/19	16,173	16,486
	United States Treasury Note/Bond	1.125%	5/31/19	64,083	64,544
	United States Treasury Note/Bond	1.500%	5/31/19	42,200	42,899
	United States Treasury Note/Bond	0.875%	6/15/19	25,000	25,004
	United States Treasury Note/Bond	0.875%	7/31/19	8,100	8,100
	United States Treasury Note/Bond	0.750%	8/15/19	5,125	5,106
	United States Treasury Note/Bond	3.625%	8/15/19	706	761
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	40,103
	United States Treasury Note/Bond	0.875%	9/15/19	28,100	28,096
	United States Treasury Note/Bond	1.750%	9/30/19	16,600	17,012
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	16,215
	United States Treasury Note/Bond	1.125%	12/31/19	60,000	60,319
	United States Treasury Note/Bond	1.625%	12/31/19	21,600	22,062
	United States Treasury Note/Bond	1.375%	4/30/20	50	51
	United States Treasury Note/Bond	1.375%	5/31/20	15,800	15,997
	United States Treasury Note/Bond	1.625%	6/30/20	21,300	21,766

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.625%	8/15/20	20,000	21,181
	United States Treasury Note/Bond	2.125%	8/31/20	35,000	36,411
	United States Treasury Note/Bond	1.375%	9/30/20	51,400	52,011
	United States Treasury Note/Bond	1.375%	10/31/20	19,350	19,577
	United States Treasury Note/Bond	1.750%	10/31/20	41,300	42,384
	United States Treasury Note/Bond	1.625%	11/30/20	17,218	17,592
	United States Treasury Note/Bond	2.000%	11/30/20	4,300	4,457
	United States Treasury Note/Bond	1.750%	12/31/20	134,350	137,940
	United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,745
	United States Treasury Note/Bond	1.125%	2/28/21	2,340	2,341
	United States Treasury Note/Bond	1.375%	4/30/21	68,100	68,823
	United States Treasury Note/Bond	1.125%	6/30/21	142,827	142,671
	United States Treasury Note/Bond	1.125%	8/31/21	37,000	36,965
	United States Treasury Note/Bond	1.500%	1/31/22	10,000	10,133
	United States Treasury Note/Bond	1.750%	5/15/22	10,333	10,595
	United States Treasury Note/Bond	2.125%	6/30/22	36,100	37,758
	United States Treasury Note/Bond	1.750%	9/30/22	51,500	52,772
	United States Treasury Note/Bond	1.625%	11/15/22	15,050	15,304
	United States Treasury Note/Bond	2.000%	2/15/23	20,000	20,781
	United States Treasury Note/Bond	1.750%	5/15/23	41,300	42,242
	United States Treasury Note/Bond	1.375%	6/30/23	10,800	10,785
	United States Treasury Note/Bond	2.500%	8/15/23	19,860	21,284
	United States Treasury Note/Bond	2.750%	2/15/24	4,820	5,261
	United States Treasury Note/Bond	2.375%	8/15/24	43,550	46,422
	United States Treasury Note/Bond	2.250%	11/15/25	36,000	38,025
	United States Treasury Note/Bond	1.625%	2/15/26	3,950	3,960
	United States Treasury Note/Bond	1.625%	5/15/26	30,941	31,003
	United States Treasury Note/Bond	1.500%	8/15/26	20,000	19,822
	United States Treasury Note/Bond	5.375%	2/15/31	3,300	4,819
					2,744,908
Agency Bonds and Notes (3.2%)
3	AID-Jordan	2.578%	6/30/22	24,000	25,326
4	Federal Home Loan Banks	0.750%	8/28/17	36,700	36,729
4	Federal Home Loan Banks	1.000%	12/19/17	2,800	2,809
4	Federal Home Loan Banks	0.875%	10/1/18	8,500	8,498
4	Federal Home Loan Banks	0.875%	8/5/19	16,000	15,944
[5,6]	Federal Home Loan Mortgage Corp.	0.875%	6/16/17	50,000	50,103
6	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	4,600	4,614
6	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	24,800	24,789
6	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,750	1,751
6	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	58,500	58,315
6	Federal National Mortgage Assn.	1.125%	12/14/18	21,250	21,346
6	Federal National Mortgage Assn.	1.875%	9/24/26	65,000	64,748
					314,972
Conventional Mortgage-Backed Securities (25.0%)
[5,6,7] Fannie Mae Pool		2.000%	5/1/28–11/1/31	79,872	80,884
[5,6,7] Fannie Mae Pool		2.500%	2/1/28–2/1/43	110,172	114,013
[5,6]	Fannie Mae Pool	3.000%	5/1/27–10/1/46	168,676	176,853
[5,6]	Fannie Mae Pool	3.500%	8/1/20–11/1/46	229,168	242,587
[5,6]	Fannie Mae Pool	4.000%	7/1/18–7/1/46	241,518	260,509
[5,6]	Fannie Mae Pool	4.500%	10/1/17–11/1/46	75,019	82,428
[5,6]	Fannie Mae Pool	5.000%	12/1/16–11/1/44	53,872	60,028
[5,6]	Fannie Mae Pool	5.500%	1/1/17–6/1/40	33,005	37,126
[5,6]	Fannie Mae Pool	6.000%	12/1/16–11/1/39	18,046	20,692

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,6]	Fannie Mae Pool	6.500%	2/1/17–8/1/39	10,362	11,881
[5,6]	Fannie Mae Pool	7.000%	9/1/28–9/1/38	4,828	5,558
[5,6]	Fannie Mae Pool	7.500%	8/1/30–6/1/32	417	464
[5,6]	Fannie Mae Pool	8.000%	7/1/30–1/1/31	20	22
[5,6]	Fannie Mae Pool	8.500%	12/1/30	10	12
[5,6]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	6,523	6,622
[5,6,7] Freddie Mac Gold Pool		2.500%	9/1/27–4/1/43	58,551	60,534
[5,6]	Freddie Mac Gold Pool	3.000%	8/1/26–10/1/46	204,623	213,950
[5,6,7] Freddie Mac Gold Pool		3.500%	8/1/20–11/1/46	225,352	238,427
[5,6]	Freddie Mac Gold Pool	4.000%	5/1/18–1/1/46	27,311	29,210
[5,6]	Freddie Mac Gold Pool	4.500%	10/1/18–12/1/45	34,910	38,183
[5,6]	Freddie Mac Gold Pool	5.000%	12/1/17–4/1/41	16,111	17,656
[5,6]	Freddie Mac Gold Pool	5.500%	9/1/17–11/1/46	12,943	14,715
[5,6]	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	26,691	30,719
[5,6]	Freddie Mac Gold Pool	6.500%	10/1/16–9/1/38	5,827	6,649
[5,6]	Freddie Mac Gold Pool	7.000%	5/1/28–6/1/38	2,991	3,444
[5,6]	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	303	354
[5,6]	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	28	33
5	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	1,208	1,233
5	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	19,383	20,357
5	Ginnie Mae I Pool	3.500%	1/15/42–7/15/45	16,146	17,203
5	Ginnie Mae I Pool	4.000%	4/15/39–1/15/45	3,238	3,483
[5,7]	Ginnie Mae I Pool	4.500%	2/15/39–11/1/46	71,338	79,065
5	Ginnie Mae I Pool	5.000%	2/15/33–10/1/46	18,569	21,092
5	Ginnie Mae I Pool	5.500%	3/15/31–7/15/40	10,567	12,041
5	Ginnie Mae I Pool	6.000%	12/15/28–3/15/40	4,919	5,644
5	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	4,860	5,587
5	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	281	302
5	Ginnie Mae I Pool	7.500%	4/15/17–3/15/32	51	58
5	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	57	65
5	Ginnie Mae I Pool	8.500%	7/15/30	22	23
5	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	4	4
5	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43	3,813	3,908
[5,7]	Ginnie Mae II Pool	3.000%	6/20/43–11/1/46	133,639	140,500
[5,7]	Ginnie Mae II Pool	3.500%	8/20/42–10/1/46	235,588	251,915
5	Ginnie Mae II Pool	4.000%	2/20/34–8/20/46	92,099	100,559
5	Ginnie Mae II Pool	4.500%	3/20/33–10/1/46	1,065	1,156
5	Ginnie Mae II Pool	5.000%	5/20/39–10/1/46	17,967	19,925
5	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	5,043	5,582
5	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	7,632	8,695
5	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	93	111
					2,452,061
Nonconventional Mortgage-Backed Securities (1.8%)
[5,6,8] Fannie Mae Pool		2.344%	12/1/32	9	9
[5,6,8] Fannie Mae Pool		2.465%	9/1/32	1	2
[5,6,8] Fannie Mae Pool		2.657%	9/1/37	8,459	8,950
[5,6,8] Fannie Mae Pool		2.696%	8/1/35	6,488	6,855
[5,6,8] Fannie Mae Pool		2.756%	12/1/40	3,974	4,205
[5,6,8] Fannie Mae Pool		2.758%	4/1/40	24,621	26,267
[5,6,8] Fannie Mae Pool		2.780%	5/1/33	71	76
[5,6,8] Fannie Mae Pool		2.927%	8/1/36	8,122	8,584
[5,6,8] Fannie Mae Pool		3.035%	8/1/33	107	112
[5,6,8] Fannie Mae Pool		3.050%	7/1/33	168	173
[5,6,8] Fannie Mae Pool		3.145%	5/1/33	15	16
[5,6,8] Fannie Mae REMICS		0.775%	9/25/46	13,600	13,542

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,6,8] Fannie Mae REMICS		0.825%	9/25/41–4/25/45	7,341	7,301
[5,6,8] Fannie Mae REMICS		0.845%	6/25/36	7,829	7,818
[5,6,8] Fannie Mae REMICS		0.875%	5/25/43	3,951	3,935
[5,6,8] Fannie Mae REMICS		0.895%	6/25/35	2,146	2,144
[5,6,8] Fannie Mae REMICS		0.925%	11/25/42–9/25/46	15,752	15,795
[5,6,8] Fannie Mae REMICS		0.935%	11/25/35	2,788	2,789
[5,6,8] Fannie Mae REMICS		0.970%	2/25/37	1,622	1,622
[5,6,8] Fannie Mae REMICS		1.025%	8/25/46	6,017	6,011
[5,6,8] Freddie Mac Non Gold Pool		2.663%	11/1/35	11,665	12,406
[5,6,8] Freddie Mac Non Gold Pool		2.745%	7/1/35–9/1/37	29,654	31,390
[5,6,8] Freddie Mac Non Gold Pool		2.823%	10/1/32	24	26
[5,6,8] Freddie Mac Non Gold Pool		2.836%	1/1/33	13	14
[5,6,8] Freddie Mac Non Gold Pool		2.890%	7/1/33	1,987	2,100
[5,6,8] Freddie Mac Non Gold Pool		3.000%	8/1/37	102	107
[5,6,8] Freddie Mac Non Gold Pool		3.086%	2/1/33	40	42
[5,6,8] Freddie Mac REMICS		0.874%	11/15/36–8/15/43	6,523	6,512
[5,6,8] Freddie Mac REMICS		0.884%	11/15/36	2,154	2,151
[5,6,8] Freddie Mac REMICS		0.974%	6/15/42	1,319	1,318
					172,272
Total U.S. Government and Agency Obligations (Cost $5,630,381)					5,684,213
Asset-Backed/Commercial Mortgage-Backed Securities (13.7%)
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	5,000	5,002
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,600	1,609
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,920	2,947
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,360	2,369
[5,8]	Ally Master Owner Trust Series 2014-1	0.994%	1/15/19	2,781	2,783
5	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	8,920	8,960
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	19,270	19,383
[5,8]	American Express Credit Account Master Trust
	2014-1	0.894%	12/15/21	12,202	12,243
[5,8]	American Express Issuance Trust II 2013-2	0.954%	8/15/19	3,317	3,327
[5,9]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	4,682	5,157
9	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	5,077	5,090
[5,9]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	400	430
[5,8]	BA Credit Card Trust 2014-A1	0.904%	6/15/21	15,428	15,481
5	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	715	788
[5,8,9] Bank of America Student Loan Trust 2010-1A		1.514%	2/25/43	5,409	5,341
9	Bank of Montreal	1.750%	6/15/21	5,835	5,837
	Bank of Nova Scotia	1.850%	4/14/20	4,365	4,410
	Bank of Nova Scotia	1.875%	4/26/21	10,260	10,311
5	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	9,200	9,474
5	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.910%	6/11/40	9,222	9,345
[5,8,9] BMW Floorplan Master Owner Trust 2015-1A		1.024%	7/15/20	8,115	8,124
5	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	3,160	3,177
[5,8]	Brazos Higher Education Authority Inc. Series
	2005-3	1.057%	6/25/26	3,410	3,297
[5,8]	Brazos Higher Education Authority Inc. Series
	2011-1	1.625%	2/25/30	2,073	2,055
5	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	1,430	1,449
[5,8]	Cabela’s Credit Card Master Note Trust 2015-2	1.194%	7/17/23	3,225	3,191
[5,8]	Cabela’s Credit Card Master Note Trust 2016-1	1.374%	6/15/22	3,440	3,442
9	Canadian Imperial Bank of Commerce	2.250%	7/21/20	3,120	3,191

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,8]	Capital One Multi-Asset Execution Trust 2014-A3	0.904%	1/18/22	11,094	11,126
5	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	6,480	6,629
5	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	7,765	8,197
5	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	11,390	11,596
[5,8]	Capital One Multi-Asset Execution Trust 2016-A1	0.974%	2/15/22	33,200	33,359
[5,8]	Capital One Multi-Asset Execution Trust 2016-A2	1.154%	2/15/24	2,900	2,916
[5,8,9] CARDS II Trust 2016-1A		1.224%	7/15/21	9,200	9,212
5	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	2,100	2,121
5	CarMax Auto Owner Trust 2015-1	1.830%	7/15/20	1,860	1,881
5	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,690	1,708
5	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,265	1,285
5	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	3,080	3,125
5	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	5,853	5,969
[5,9]	CFCRE Commercial Mortgage Trust 2011-C2	5.885%	12/15/47	2,054	2,413
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	3,220	3,403
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,459
[5,8]	Chase Issuance Trust 2016-A1	0.934%	5/17/21	30,978	31,083
[5,9]	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	2,790	2,824
[5,9]	Chrysler Capital Auto Receivables Trust 2016-AA	1.960%	1/18/22	5,360	5,373
[5,9]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	47	47
[5,8]	Citibank Credit Card Issuance Trust 2008-A7	1.907%	5/20/20	3,898	3,973
[5,8]	Citibank Credit Card Issuance Trust 2013-A2	0.805%	5/26/20	14,014	14,034
[5,8]	Citibank Credit Card Issuance Trust 2013-A7	0.948%	9/10/20	6,379	6,409
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	4,486	4,751
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	11,400	11,656
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,280	1,348
[5,9]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	400	429
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,309	1,379
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	333	359
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	160	174
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	4,850	5,387
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	65	70
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	1,290	1,401
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,658	4,007
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	1,380	1,504
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	240	258
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	480	513
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	3,810	4,119
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	2,670	2,921
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	120	127
5	CNH Equipment Trust 2014-A	1.500%	5/15/20	3,409	3,414
5	CNH Equipment Trust 2016-B	1.970%	11/15/21	3,090	3,115
5	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,019	5,068
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	199	199
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	634
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	961
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,531	1,599
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,278
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	30	31
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	540
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,835	2,042
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	842	949
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	697

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	310	340
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,895	2,111
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,194	3,602
5	COMM 2013-CCRE9 Mortgage Trust	4.375%	7/10/45	3,603	4,076
[5,9]	COMM 2013-CCRE9 Mortgage Trust	4.398%	7/10/45	2,083	2,305
[5,9]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	546	585
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	169
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	876
[5,9]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	500	519
5	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	470	502
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	593	670
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,182	1,312
5	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	295	325
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	100	105
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,325	3,659
5	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	650	693
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	3,390	3,676
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	2,470	2,675
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,527
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	460	490
5	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/48	310	331
5	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,450	2,688
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	850	934
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	4,260	4,649
5	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	26
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	170	180
9	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,633
9	Commonwealth Bank of Australia	2.125%	7/22/20	2,720	2,762
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	140	151
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	145	159
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,276
[5,8]	Discover Card Execution Note Trust 2013-A1	0.824%	8/17/20	3,294	3,299
5	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	6,500	6,633
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,750
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	3,200	3,229
[5,8]	Discover Card Execution Note Trust 2016-A2	1.064%	9/15/21	3,670	3,698
9	DNB Boligkreditt AS	1.450%	3/21/18	1,198	1,201
[5,9]	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	626	624
[5,9]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	3,300	3,330
[5,9]	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	7,640	7,658
[5,9]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	1,390	1,392
[5,8,9] Evergreen Credit Card Trust 2016-1		1.244%	4/15/20	36,000	36,106
5	Fifth Third Auto 2013-1	1.300%	2/18/20	6,665	6,670
[5,8]	First National Master Note Trust 2013-2	1.054%	10/15/19	4,108	4,108
[5,8]	First National Master Note Trust 2015-1	1.294%	9/15/20	2,790	2,797
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,450	1,453
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	2,285	2,297
5	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	5,790	5,852
[5,9]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	4,089	4,171
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	4,455	4,508
[5,9]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	9,700	9,970
5	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	4,510	4,534
[5,9]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	11,910	12,199
[5,9]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	12,230	12,356

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,8]	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	1.024%	2/15/21	6,191	6,206
[5,8]	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.094%	1/15/22	7,310	7,346
5	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	8,705	8,832
5	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	9,340	9,565
[5,8]	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.424%	2/15/21	11,720	11,846
5	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.760%	2/15/21	13,270	13,379
[5,8]	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.144%	7/15/21	4,500	4,502
[5,8]	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.054%	7/15/20	3,480	3,491
5	GE Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	2,986	3,030
[5,8]	GE Capital Credit Card Master Note Trust Series
	2012-3	0.974%	3/15/20	23,000	23,026
5	GE Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	6,931	6,948
[5,8]	GE Dealer Floorplan Master Note Trust Series
	2012-2	1.282%	4/22/19	6,570	6,587
[5,8]	GE Dealer Floorplan Master Note Trust Series
	2014-1	0.912%	7/20/19	9,800	9,799
[5,8]	GE Dealer Floorplan Master Note Trust Series
	2014-2	0.982%	10/20/19	2,600	2,601
[5,8]	GE Dealer Floorplan Master Note Trust Series
	2015-2	1.182%	1/20/22	12,080	12,074
5	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	950	954
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	3,880	3,897
5	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	400	403
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	7,100	7,122
5	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	21,390	21,503
5	GM Financial Automobile Leasing Trust 2016-2	1.760%	3/20/20	5,010	5,046
5	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	2,530	2,543
5	GM Financial Automobile Leasing Trust 2016-3	1.780%	5/20/20	2,250	2,252
[5,8,9] GMF Floorplan Owner Revolving Trust 2016-1		1.374%	5/17/21	10,260	10,282
[5,9]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	6,021	6,033
[5,8,9] Golden Credit Card Trust 2014-2A		0.974%	3/15/21	2,921	2,916
[5,9]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	20,130	20,189
[5,9]	GreatAmerica Leasing Receivables Funding LLC
	Series 2013-1	1.160%	5/15/18	523	523
[5,9]	GreatAmerica Leasing Receivables Funding LLC
	Series 2014-1	1.470%	8/15/20	1,077	1,077
[5,9]	GreatAmerica Leasing Receivables Funding LLC
	Series 2016-1	1.990%	4/20/22	3,770	3,792
[5,9]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	233	262
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	899	945
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	4,835	5,346
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	280	305
5	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,692	2,706
[5,9]	Hertz Vehicle Financing LLC 2015-3A	2.670%	9/25/21	5,580	5,627
[5,9]	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	5,510	5,623

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,9]	Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	7,110	7,121
[5,9]	Hertz Vehicle Financing LLC 2016-4	2.650%	7/25/22	7,340	7,424
[5,9]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	699	699
5	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	6,140	6,162
[5,9]	Hyundai Auto Lease Securitization Trust 2014-A	1.010%	9/15/17	53	53
[5,9]	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	2,590	2,613
[5,9]	Hyundai Auto Lease Securitization Trust 2016-B	1.680%	4/15/20	4,110	4,147
[5,9]	Hyundai Auto Lease Securitization Trust 2016-C	1.490%	2/18/20	4,450	4,452
[5,9]	Hyundai Auto Lease Securitization Trust 2016-C	1.650%	7/15/20	1,960	1,961
5	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	2,910	2,927
[5,9]	Hyundai Floorplan Master Owner Trust Series
	2016-1A	1.810%	3/15/21	2,090	2,104
8	Illinois Student Assistance Commission Series
	2010-1	1.765%	4/25/22	1,416	1,417
[5,9]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	1,906	2,019
5	John Deere Owner Trust 2015-B	1.780%	6/15/22	480	485
5	John Deere Owner Trust 2016-B	1.490%	5/15/23	880	879
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	2,612	2,636
[5,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	2,819	3,113
[5,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.562%	8/15/46	833	947
[5,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	8,782	9,525
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	425	457
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	944	981
[5,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,373	1,443
[5,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,548	1,631
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,453	2,716
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	452	488
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	100	111
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,120	1,256
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,676	1,752
5	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.363%	7/15/45	1,310	1,401
5	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.664%	7/15/45	2,680	2,918
5	JPMBB Commercial Mortgage Securities Trust
	2013-C12	4.160%	7/15/45	1,309	1,432
5	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.761%	8/15/46	358	387
5	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	450	503
5	JPMBB Commercial Mortgage Securities Trust
	2013-C15	3.659%	11/15/45	179	193

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust
	2013-C17	4.199%	1/15/47	3,606	4,058
5	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	2,232	2,492
5	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.439%	2/15/47	402	448
5	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.428%	8/15/47	580	620
5	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.493%	8/15/47	170	184
5	JPMBB Commercial Mortgage Securities Trust
	2014-C24	3.639%	11/15/47	970	1,054
5	JPMBB Commercial Mortgage Securities Trust
	2015-C32	3.598%	11/15/48	4,280	4,638
5	JPMBB Commercial Mortgage Securities Trust
	2015-C33	3.562%	12/15/48	155	168
5	LB-UBS Commercial Mortgage Trust 2008-C1	6.287%	4/15/41	6,883	7,190
[5,8,9] Master Credit Card Trust II Series 2016-1A		1.286%	9/23/19	10,790	10,823
[5,8]	MBNA Credit Card Master Note Trust 2004-A3	0.784%	8/16/21	15,215	15,222
5	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	2,670	2,684
5	Mercedes-Benz Auto Lease Trust 2016-A	1.690%	11/15/21	5,400	5,432
[5,8,9] Mercedes-Benz Master Owner Trust 2016-B		1.224%	5/17/21	12,000	12,066
5	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	230	230
[5,9]	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	5,697	5,746
[5,9]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	599	603
[5,9]	MMAF Equipment Finance LLC 2013-AA	1.680%	5/11/20	1,732	1,739
[5,9]	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	895	917
[5,9]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	5,240	5,260
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	2,328	2,469
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	896	966
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	1,132	1,183
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.219%	7/15/46	4,581	5,121
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	1,160	1,285
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.360%	8/15/46	350	394
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	375	406
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	4.259%	10/15/46	130	146
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	84
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	358	400
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	179	199
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	3.773%	4/15/47	1,960	2,148
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	4,350	4,841

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,464	2,726
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	295	323
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,090	1,157
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.383%	10/15/48	2,640	2,820
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	4,345	4,746
5	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,027	1,027
[5,9]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	1,982	2,075
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,760	1,926
9	National Australia Bank Ltd.	2.250%	3/16/21	13,870	14,165
[5,8]	Navient Student Loan Trust 2014-8	0.965%	4/25/23	8,100	8,087
[5,8]	Navient Student Loan Trust 2015-3	1.175%	6/26/56	4,800	4,657
[5,8,9] Navient Student Loan Trust 2016-2		1.575%	6/25/65	1,450	1,455
[5,8,9] Navient Student Loan Trust 2016-3		1.375%	6/25/65	1,880	1,871
[5,9]	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	2,950	2,953
5	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	875	880
5	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	14,700	14,756
5	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	10,060	10,069
5	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	1,810	1,812
5	Nissan Auto Receivables 2015-A Owner Trust	1.500%	9/15/21	6,990	7,043
5	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	775	787
5	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	15,000	15,121
5	Nissan Auto Receivables 2016-A Owner Trust	1.590%	7/15/22	9,120	9,168
5	Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,910	2,929
5	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	7,500	7,519
[5,8]	Nissan Master Owner Trust Receivables Series
	2016-A	1.164%	6/15/21	13,480	13,507
9	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	3,200	3,220
8	North Carolina State Education Assistance
	Authority 2011-1	1.614%	1/26/26	859	858
[5,9]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	840	857
	Royal Bank of Canada	2.200%	9/23/19	3,072	3,136
	Royal Bank of Canada	2.100%	10/14/20	4,360	4,438
5	Royal Bank of Canada	1.875%	2/5/21	4,800	4,853
	Royal Bank of Canada	2.300%	3/22/21	2,903	2,979
[5,8]	SLM Student Loan Trust 2005-5	0.815%	4/25/25	8,005	7,948
[5,8]	SLM Student Loan Trust 2014-1	0.905%	7/26/21	3,624	3,618
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	718	716
5	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	269	269
9	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	998	996
[5,9]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	5,077	5,098
9	Swedbank Hypotek AB	1.375%	3/28/18	1,131	1,132
5	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	2,955	3,036
5	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,500	3,518
5	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	6,363	6,508
5	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	5,840	5,957
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	16,370	16,397
5	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,470	2,473
[5,8,9] Trillium Credit Card Trust II 2016-1A		1.242%	5/26/21	23,940	23,992
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	267

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,9]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	3,870	4,129
5	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,340	1,401
[5,9]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,470	2,588
[5,9]	Volkswagen Credit Auto Master Owner Trust
	2014-1A	1.400%	7/22/19	1,300	1,299
[5,9]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	1,280	1,292
5	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	2,043	2,046
5	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	863	905
5	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	517	552
5	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	416	452
5	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	290	325
5	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	90	94
5	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	215	226
5	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	550	586
5	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,870	2,034
5	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	3,340	3,697
5	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	12/15/47	240	257
5	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	12/15/47	720	791
9	Westpac Banking Corp.	2.450%	11/28/16	4,837	4,849
9	Westpac Banking Corp.	1.850%	11/26/18	1,028	1,038
9	Westpac Banking Corp.	2.000%	3/3/20	3,280	3,325
9	Westpac Banking Corp.	2.250%	11/9/20	3,460	3,533
[5,9]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,221	1,342
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,151
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	667
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	219
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,428	2,540
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	599
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	476	513
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	225	252
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	161	172
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	595	644
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,488	1,679
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	971	1,088
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	775	860
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,040	2,210
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	140	149
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	60	65
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	1,272	1,420
[5,9]	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	665	665
5	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	1,732	1,740

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,8]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	1.004%	2/15/22	2,585	2,590
5	World Financial Network Credit Card Master Note
	Trust Series 2015-B	2.550%	6/17/24	1,330	1,376
5	World Financial Network Credit Card Master Note
	Trust Series 2016-A	2.030%	4/15/25	4,365	4,394
5	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	3,360	3,386
5	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	15,000	15,217
5	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	1,390	1,404
5	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	7,410	7,415
5	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	850	856
5	World Omni Automobile Lease Securitization
	Trust 2016-A	1.610%	1/15/22	1,560	1,558
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,323,327)					1,341,708
Corporate Bonds (20.8%)
Finance (11.5%)
	Banking (9.6%)
9	ABN AMRO Bank NV	2.500%	10/30/18	5,390	5,491
	American Express Bank FSB	6.000%	9/13/17	1,000	1,043
	American Express Centurion Bank	6.000%	9/13/17	1,731	1,805
	American Express Credit Corp.	1.875%	11/5/18	4,107	4,140
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,837
	American Express Credit Corp.	2.375%	5/26/20	4,900	4,991
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	3,640	3,676
9	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	2,270	2,398
	Bank of Montreal	1.900%	8/27/21	7,700	7,667
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,880	2,895
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,770	4,120
	Bank of New York Mellon Corp.	2.150%	2/24/20	590	600
	Bank of New York Mellon Corp.	2.600%	8/17/20	1,246	1,286
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,183
	Bank of New York Mellon Corp.	2.050%	5/3/21	3,685	3,703
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	2,021
	Bank of New York Mellon Corp.	3.000%	2/24/25	600	627
	Bank of New York Mellon Corp.	2.800%	5/4/26	3,685	3,786
	Bank of Nova Scotia	2.050%	10/30/18	11,240	11,475
	Bank of Nova Scotia	1.650%	6/14/19	4,090	4,101
	Bank of Nova Scotia	4.375%	1/13/21	4,490	4,989
9	Bank of Nova Scotia	1.875%	9/20/21	7,770	7,809
9	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	2,220	2,240
9	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	4,192	4,302
9	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	7,230	7,484
9	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	8,860	9,081
	Bear Stearns Cos. LLC	6.400%	10/2/17	7,190	7,530
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,050	5,423
	BNP Paribas SA	1.375%	3/17/17	1,800	1,802
	BNP Paribas SA	2.700%	8/20/18	3,590	3,662
	BNP Paribas SA	2.400%	12/12/18	5,350	5,436
	BPCE SA	2.500%	12/10/18	7,485	7,625
	BPCE SA	2.500%	7/15/19	2,225	2,271
	BPCE SA	2.650%	2/3/21	2,550	2,631
	BPCE SA	4.000%	4/15/24	5,750	6,323
	Branch Banking & Trust Co.	3.625%	9/16/25	1,525	1,628

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Commonwealth Bank of Australia	1.625%	3/12/18	990	992
Commonwealth Bank of Australia	2.500%	9/20/18	9,260	9,433
Commonwealth Bank of Australia	1.750%	11/2/18	710	713
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,032
Commonwealth Bank of Australia	2.300%	9/6/19	6,329	6,438
9 Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,282
Commonwealth Bank of Australia	2.400%	11/2/20	1,355	1,384
9 Commonwealth Bank of Australia	2.000%	9/6/21	7,335	7,324
9 Commonwealth Bank of Australia	4.500%	12/9/25	3,125	3,336
9 Commonwealth Bank of Australia	2.850%	5/18/26	6,625	6,687
9 Commonwealth Bank of Australia	2.625%	9/6/26	6,115	6,045
Cooperatieve Rabobank UA	2.250%	1/14/19	2,380	2,418
Cooperatieve Rabobank UA	2.250%	1/14/20	3,610	3,673
Cooperatieve Rabobank UA	2.500%	1/19/21	740	759
Cooperatieve Rabobank UA	3.875%	2/8/22	4,187	4,583
Cooperatieve Rabobank UA	3.375%	5/21/25	1,292	1,373
Credit Suisse AG	2.300%	5/28/19	5,990	6,069
Credit Suisse AG	3.000%	10/29/21	3,000	3,079
Credit Suisse AG	3.625%	9/9/24	2,800	2,921
9 Danske Bank A/S	2.750%	9/17/20	1,105	1,142
9 Danske Bank A/S	2.800%	3/10/21	3,539	3,666
9 Danske Bank A/S	2.000%	9/8/21	9,920	9,896
Fifth Third Bank	2.300%	3/15/19	1,360	1,383
Fifth Third Bank	1.625%	9/27/19	5,820	5,816
Fifth Third Bank	2.250%	6/14/21	5,364	5,449
Goldman Sachs Group Inc.	5.250%	7/27/21	1,200	1,357
Goldman Sachs Group Inc.	5.750%	1/24/22	8,970	10,397
Goldman Sachs Group Inc.	4.000%	3/3/24	5,130	5,512
Goldman Sachs Group Inc.	3.850%	7/8/24	1,880	1,997
Goldman Sachs Group Inc.	3.500%	1/23/25	16,675	17,261
Goldman Sachs Group Inc.	3.750%	5/22/25	950	998
9 HSBC Bank plc	1.500%	5/15/18	2,250	2,244
HSBC Bank USA NA	4.875%	8/24/20	3,896	4,230
HSBC Holdings plc	3.400%	3/8/21	2,430	2,515
HSBC Holdings plc	5.100%	4/5/21	3,410	3,773
HSBC Holdings plc	2.950%	5/25/21	680	690
HSBC Holdings plc	2.650%	1/5/22	10,990	10,951
HSBC Holdings plc	4.000%	3/30/22	4,400	4,697
HSBC Holdings plc	3.600%	5/25/23	4,520	4,674
HSBC Holdings plc	4.300%	3/8/26	7,389	7,916
HSBC Holdings plc	3.900%	5/25/26	14,210	14,768
HSBC USA Inc.	2.625%	9/24/18	2,700	2,739
HSBC USA Inc.	2.375%	11/13/19	2,960	2,992
HSBC USA Inc.	2.750%	8/7/20	780	790
Huntington National Bank	2.200%	11/6/18	1,812	1,833
9 ING Bank NV	2.500%	10/1/19	2,670	2,726
JPMorgan Chase & Co.	2.000%	8/15/17	4,490	4,515
JPMorgan Chase & Co.	1.700%	3/1/18	2,400	2,407
JPMorgan Chase & Co.	1.625%	5/15/18	545	546
JPMorgan Chase & Co.	2.250%	1/23/20	8,352	8,452
JPMorgan Chase & Co.	4.950%	3/25/20	3,995	4,398
JPMorgan Chase & Co.	2.750%	6/23/20	4,475	4,605
JPMorgan Chase & Co.	4.400%	7/22/20	4,720	5,129
JPMorgan Chase & Co.	4.250%	10/15/20	4,784	5,184
JPMorgan Chase & Co.	2.550%	10/29/20	25,165	25,609

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.550%	3/1/21	23,009	23,409
JPMorgan Chase & Co.	4.625%	5/10/21	2,740	3,030
JPMorgan Chase & Co.	2.400%	6/7/21	3,635	3,673
JPMorgan Chase & Co.	2.295%	8/15/21	6,720	6,726
JPMorgan Chase & Co.	4.350%	8/15/21	7,155	7,859
JPMorgan Chase & Co.	4.500%	1/24/22	9,891	10,927
JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,294
JPMorgan Chase & Co.	3.200%	1/25/23	10,053	10,486
JPMorgan Chase & Co.	2.700%	5/18/23	5,337	5,393
JPMorgan Chase & Co.	3.875%	2/1/24	1,500	1,613
JPMorgan Chase & Co.	3.625%	5/13/24	3,350	3,557
JPMorgan Chase & Co.	3.125%	1/23/25	700	713
JPMorgan Chase & Co.	3.300%	4/1/26	6,105	6,307
JPMorgan Chase & Co.	3.200%	6/15/26	3,170	3,256
JPMorgan Chase & Co.	2.950%	10/1/26	6,500	6,484
JPMorgan Chase Bank NA	6.000%	10/1/17	7,190	7,500
KeyBank NA	1.650%	2/1/18	2,400	2,409
KeyBank NA	2.350%	3/8/19	881	897
Lloyds Bank plc	1.750%	5/14/18	3,080	3,091
Lloyds Bank plc	2.050%	1/22/19	4,160	4,175
Lloyds Bank plc	2.350%	9/5/19	1,960	1,987
Lloyds Bank plc	2.700%	8/17/20	1,545	1,588
Lloyds Bank plc	3.500%	5/14/25	460	487
9 Macquarie Bank Ltd.	3.900%	1/15/26	5,875	6,180
Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,165
Manufacturers & Traders Trust Co.	2.250%	7/25/19	3,400	3,458
Manufacturers & Traders Trust Co.	2.900%	2/6/25	1,400	1,439
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	9,985	10,272
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	6,645	6,617
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	825	828
9 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	4,665	4,769
Morgan Stanley	2.500%	1/24/19	4,973	5,066
Morgan Stanley	2.375%	7/23/19	10,356	10,523
Morgan Stanley	5.625%	9/23/19	2,868	3,176
Morgan Stanley	5.750%	1/25/21	6,800	7,752
Morgan Stanley	2.500%	4/21/21	329	332
Morgan Stanley	3.875%	4/29/24	7,500	7,995
Morgan Stanley	4.000%	7/23/25	7,400	7,940
Morgan Stanley	3.875%	1/27/26	2,504	2,660
MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,662
MUFG Americas Holdings Corp.	3.000%	2/10/25	1,800	1,836
MUFG Union Bank NA	2.625%	9/26/18	1,460	1,487
National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,187
National Australia Bank Ltd.	2.000%	1/14/19	728	735
National Australia Bank Ltd.	2.500%	7/12/26	4,550	4,465
National Bank of Canada	2.100%	12/14/18	2,525	2,560
9 Nationwide Building Society	2.450%	7/27/21	11,845	11,968
9 Nordea Bank AB	1.625%	9/30/19	3,535	3,532
9 Nordea Bank AB	2.500%	9/17/20	1,865	1,907
PNC Bank NA	2.200%	1/28/19	3,300	3,370
PNC Bank NA	2.450%	11/5/20	1,707	1,746
PNC Bank NA	2.150%	4/29/21	7,133	7,206
PNC Bank NA	2.700%	11/1/22	4,900	4,984
PNC Bank NA	3.300%	10/30/24	1,450	1,540
PNC Bank NA	2.950%	2/23/25	4,610	4,746

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PNC Bank NA	3.250%	6/1/25	597	628
PNC Financial Services Group Inc.	2.854%	11/9/22	1,200	1,237
PNC Funding Corp.	5.125%	2/8/20	2,550	2,835
PNC Funding Corp.	3.300%	3/8/22	3,590	3,813
Royal Bank of Canada	1.500%	7/29/19	6,250	6,246
Royal Bank of Canada	2.500%	1/19/21	1,770	1,839
Santander UK plc	1.375%	3/13/17	760	760
Santander UK plc	1.650%	9/29/17	4,500	4,503
Santander UK plc	3.050%	8/23/18	3,410	3,490
Santander UK plc	2.500%	3/14/19	3,118	3,164
Santander UK plc	2.350%	9/10/19	3,950	4,003
Santander UK plc	4.000%	3/13/24	1,384	1,509
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	980	1,007
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	9,570	9,496
State Street Corp.	1.350%	5/15/18	1,800	1,804
State Street Corp.	3.300%	12/16/24	1,790	1,904
State Street Corp.	3.550%	8/18/25	2,611	2,826
State Street Corp.	2.650%	5/19/26	5,552	5,609
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	9,914	9,828
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	1,296	1,405
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	3,585	3,540
Svenska Handelsbanken AB	2.450%	3/30/21	4,610	4,718
Svenska Handelsbanken AB	1.875%	9/7/21	5,450	5,418
9 Swedbank AB	2.375%	2/27/19	3,770	3,835
Toronto-Dominion Bank	1.450%	8/13/19	700	699
Toronto-Dominion Bank	2.500%	12/14/20	6,580	6,768
Toronto-Dominion Bank	2.125%	4/7/21	9,125	9,233
Toronto-Dominion Bank	1.800%	7/13/21	5,045	5,029
UBS AG	1.800%	3/26/18	8,560	8,576
US Bancorp	2.350%	1/29/21	1,350	1,388
US Bancorp	3.100%	4/27/26	1,212	1,251
US Bank NA	1.350%	1/26/18	601	602
Wachovia Corp.	5.750%	6/15/17	3,390	3,489
Wachovia Corp.	5.750%	2/1/18	6,740	7,121
Wells Fargo & Co.	5.625%	12/11/17	7,020	7,364
Wells Fargo & Co.	2.150%	1/15/19	75	76
Wells Fargo & Co.	2.125%	4/22/19	2,400	2,431
Wells Fargo & Co.	2.150%	1/30/20	6,490	6,535
Wells Fargo & Co.	2.600%	7/22/20	6,635	6,771
Wells Fargo & Co.	2.550%	12/7/20	4,863	4,953
Wells Fargo & Co.	3.000%	1/22/21	2,240	2,323
Wells Fargo & Co.	4.600%	4/1/21	5,670	6,276
Wells Fargo & Co.	2.100%	7/26/21	9,705	9,659
Wells Fargo & Co.	3.450%	2/13/23	7,460	7,697
Wells Fargo & Co.	3.300%	9/9/24	8,943	9,351
Wells Fargo & Co.	3.000%	2/19/25	4,700	4,756
Wells Fargo & Co.	3.550%	9/29/25	9,029	9,536
Wells Fargo Bank NA	6.000%	11/15/17	7,190	7,548
Westpac Banking Corp.	2.250%	7/30/18	5,575	5,651
Westpac Banking Corp.	1.950%	11/23/18	2,376	2,397
Westpac Banking Corp.	4.875%	11/19/19	7,190	7,870
Westpac Banking Corp.	2.600%	11/23/20	6,430	6,616
Westpac Banking Corp.	2.100%	5/13/21	9,365	9,422
Westpac Banking Corp.	2.000%	8/19/21	9,665	9,660
Westpac Banking Corp.	2.850%	5/13/26	1,000	1,014
Westpac Banking Corp.	2.700%	8/19/26	6,725	6,686

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brokerage (0.2%)
Charles Schwab Corp.	2.200%	7/25/18	450	458
Charles Schwab Corp.	4.450%	7/22/20	1,350	1,487
CME Group Inc.	3.000%	3/15/25	1,340	1,405
Invesco Finance plc	3.125%	11/30/22	4,490	4,613
Invesco Finance plc	3.750%	1/15/26	3,060	3,278
TD Ameritrade Holding Corp.	2.950%	4/1/22	60	62
TD Ameritrade Holding Corp.	3.625%	4/1/25	3,220	3,453

Finance Companies (0.2%)
GE Capital International Funding Co.	2.342%	11/15/20	15,782	16,211
GE Capital International Funding Co.	3.373%	11/15/25	6,433	6,966

Insurance (1.3%)
Aetna Inc.	2.400%	6/15/21	1,145	1,159
Aetna Inc.	2.750%	11/15/22	1,700	1,729
Aetna Inc.	2.800%	6/15/23	2,050	2,099
Aetna Inc.	3.200%	6/15/26	4,415	4,489
9 AIA Group Ltd.	3.200%	3/11/25	1,070	1,092
Berkshire Hathaway Inc.	2.750%	3/15/23	27,590	28,619
Berkshire Hathaway Inc.	3.125%	3/15/26	5,970	6,278
Chubb INA Holdings Inc.	2.875%	11/3/22	680	715
Chubb INA Holdings Inc.	2.700%	3/13/23	1,000	1,034
Chubb INA Holdings Inc.	3.350%	5/15/24	3,860	4,125
Chubb INA Holdings Inc.	3.150%	3/15/25	5,109	5,381
Chubb INA Holdings Inc.	3.350%	5/3/26	3,200	3,428
9 Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,364
Manulife Financial Corp.	4.900%	9/17/20	6,695	7,396
Manulife Financial Corp.	4.150%	3/4/26	10,779	11,847
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,820	5,398
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,995	2,116
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	740	774
MetLife Inc.	3.600%	4/10/24	995	1,056
MetLife Inc.	3.600%	11/13/25	2,480	2,616
9 Metropolitan Life Global Funding I	3.000%	1/10/23	4,794	4,947
PartnerRe Finance A LLC	6.875%	6/1/18	2,250	2,441
PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,938
9 Pricoa Global Funding I	2.550%	11/24/20	2,130	2,195
Progressive Corp.	2.450%	1/15/27	6,945	6,921
9 Reliance Standard Life Global Funding II	3.050%	1/20/21	1,270	1,300
9 Swiss Re Treasury US Corp.	2.875%	12/6/22	6,555	6,689
UnitedHealth Group Inc.	1.900%	7/16/18	1,020	1,030
UnitedHealth Group Inc.	2.700%	7/15/20	1,010	1,050
UnitedHealth Group Inc.	3.350%	7/15/22	2,080	2,233
UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,816
UnitedHealth Group Inc.	3.750%	7/15/25	1,290	1,419

Real Estate Investment Trusts (0.2%)
Federal Realty Investment Trust	3.000%	8/1/22	2,300	2,392
Federal Realty Investment Trust	2.750%	6/1/23	4,490	4,575
Simon Property Group LP	5.650%	2/1/20	3,860	4,317
Simon Property Group LP	2.500%	9/1/20	727	749
Simon Property Group LP	4.375%	3/1/21	4,400	4,865
Simon Property Group LP	3.750%	2/1/24	2,661	2,888

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group LP	3.500%	9/1/25	891	956
Simon Property Group LP	3.300%	1/15/26	894	944
				1,134,321
Industrial (8.2%)
Basic Industry (0.3%)
9 Air Liquide Finance SA	2.250%	9/27/23	5,020	5,040
9 Air Liquide Finance SA	2.500%	9/27/26	4,970	5,002
Air Products & Chemicals Inc.	3.000%	11/3/21	1,100	1,174
Air Products & Chemicals Inc.	2.750%	2/3/23	1,040	1,080
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,070	1,090
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,885	6,289
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,170	1,276
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	545	681
Praxair Inc.	3.000%	9/1/21	3,600	3,819
Praxair Inc.	2.450%	2/15/22	2,455	2,534
Praxair Inc.	2.200%	8/15/22	1,120	1,142
Sherwin-Williams Co.	3.450%	8/1/25	900	935

Capital Goods (1.4%)
9 Airbus Group Finance BV	2.700%	4/17/23	9,486	9,839
Caterpillar Financial Services Corp.	1.700%	8/9/21	6,800	6,730
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,000	6,289
Caterpillar Financial Services Corp.	3.250%	12/1/24	7,070	7,546
Caterpillar Inc.	2.600%	6/26/22	1,250	1,296
Deere & Co.	2.600%	6/8/22	5,220	5,417
Dover Corp.	3.150%	11/15/25	1,825	1,937
General Electric Capital Corp.	6.000%	8/7/19	1,441	1,628
General Electric Capital Corp.	5.500%	1/8/20	4,137	4,686
General Electric Capital Corp.	2.200%	1/9/20	961	985
General Electric Capital Corp.	5.550%	5/4/20	391	446
General Electric Capital Corp.	4.375%	9/16/20	1,604	1,775
General Electric Capital Corp.	4.625%	1/7/21	12,962	14,594
General Electric Capital Corp.	5.300%	2/11/21	1,286	1,475
General Electric Capital Corp.	4.650%	10/17/21	7,785	8,870
General Electric Capital Corp.	3.150%	9/7/22	3,306	3,528
General Electric Capital Corp.	3.100%	1/9/23	8,336	8,854
Illinois Tool Works Inc.	3.500%	3/1/24	2,650	2,904
John Deere Capital Corp.	2.450%	9/11/20	5,175	5,323
John Deere Capital Corp.	2.800%	3/4/21	3,475	3,626
John Deere Capital Corp.	2.750%	3/15/22	1,980	2,059
John Deere Capital Corp.	2.800%	1/27/23	1,925	2,004
John Deere Capital Corp.	2.800%	3/6/23	10,985	11,412
Parker-Hannifin Corp.	3.500%	9/15/22	1,885	2,051
Parker-Hannifin Corp.	3.300%	11/21/24	815	875
Precision Castparts Corp.	2.500%	1/15/23	6,800	7,013
Precision Castparts Corp.	3.250%	6/15/25	6,765	7,259
Raytheon Co.	3.150%	12/15/24	2,750	2,950
9 Siemens Financieringsmaatschappij NV	2.350%	10/15/26	1,850	1,831

Communication (0.5%)
America Movil SAB de CV	5.000%	10/16/19	1,800	1,965
America Movil SAB de CV	5.000%	3/30/20	4,800	5,293
America Movil SAB de CV	3.125%	7/16/22	7,364	7,578
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,530	2,151
Comcast Corp.	5.875%	2/15/18	2,100	2,231

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Corp.	5.700%	5/15/18	2,220	2,378
Comcast Corp.	2.850%	1/15/23	2,700	2,827
Comcast Corp.	3.600%	3/1/24	3,600	3,933
Comcast Corp.	3.375%	2/15/25	2,885	3,088
Comcast Corp.	3.375%	8/15/25	1,815	1,951
NBCUniversal Media LLC	5.150%	4/30/20	8,090	9,072
NBCUniversal Media LLC	2.875%	1/15/23	4,390	4,571
Walt Disney Co.	3.150%	9/17/25	2,500	2,709
Walt Disney Co.	3.000%	2/13/26	1,500	1,588

Consumer Cyclical (1.3%)
Alibaba Group Holding Ltd.	3.125%	11/28/21	1,030	1,070
Alibaba Group Holding Ltd.	3.600%	11/28/24	1,285	1,337
American Honda Finance Corp.	1.600%	7/13/18	700	704
American Honda Finance Corp.	2.250%	8/15/19	6,590	6,754
American Honda Finance Corp.	2.450%	9/24/20	2,225	2,287
American Honda Finance Corp.	1.700%	9/9/21	2,790	2,765
Automatic Data Processing Inc.	3.375%	9/15/25	475	519
9 BMW US Capital LLC	2.000%	4/11/21	4,740	4,752
9 BMW US Capital LLC	2.800%	4/11/26	4,915	5,013
Cummins Inc.	3.650%	10/1/23	1,350	1,461
Harley-Davidson Inc.	3.500%	7/28/25	2,665	2,812
Home Depot Inc.	4.400%	4/1/21	2,030	2,260
Home Depot Inc.	2.625%	6/1/22	2,700	2,804
Lowe’s Cos. Inc.	4.625%	4/15/20	2,070	2,260
Lowe’s Cos. Inc.	3.800%	11/15/21	355	390
Lowe’s Cos. Inc.	3.120%	4/15/22	4,440	4,707
Lowe’s Cos. Inc.	3.875%	9/15/23	3,775	4,191
Lowe’s Cos. Inc.	3.375%	9/15/25	775	836
Lowe’s Cos. Inc.	2.500%	4/15/26	4,200	4,211
MasterCard Inc.	3.375%	4/1/24	1,350	1,456
9 Nissan Motor Acceptance Corp.	2.550%	3/8/21	5,415	5,556
PACCAR Financial Corp.	1.750%	8/14/18	740	748
PACCAR Financial Corp.	2.200%	9/15/19	450	460
Starbucks Corp.	2.100%	2/4/21	1,980	2,021
Starbucks Corp.	2.450%	6/15/26	3,645	3,702
Target Corp.	2.500%	4/15/26	1,750	1,783
TJX Cos. Inc.	6.950%	4/15/19	6,740	7,658
TJX Cos. Inc.	2.750%	6/15/21	3,150	3,304
TJX Cos. Inc.	2.500%	5/15/23	900	924
TJX Cos. Inc.	2.250%	9/15/26	2,650	2,609
Toyota Motor Credit Corp.	1.550%	7/13/18	500	503
Toyota Motor Credit Corp.	2.800%	7/13/22	600	631
Visa Inc.	2.200%	12/14/20	4,465	4,580
Visa Inc.	2.800%	12/14/22	4,465	4,681
Visa Inc.	3.150%	12/14/25	17,825	18,834
Wal-Mart Stores Inc.	3.625%	7/8/20	1,365	1,479
Wal-Mart Stores Inc.	3.250%	10/25/20	1,485	1,598
Wal-Mart Stores Inc.	4.250%	4/15/21	2,852	3,199
Wal-Mart Stores Inc.	2.550%	4/11/23	6,290	6,532

Consumer Noncyclical (1.5%)
Altria Group Inc.	2.850%	8/9/22	9,340	9,752
Altria Group Inc.	4.000%	1/31/24	5,305	5,925
Anheuser-Busch Cos. LLC	5.500%	1/15/18	5,840	6,148

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	970	974
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	2,050	2,084
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	6,300	6,502
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,355	2,404
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	4,900	5,167
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,223
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	2,725	2,779
Archer-Daniels-Midland Co.	2.500%	8/11/26	8,000	7,967
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,655	2,679
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,453
Colgate-Palmolive Co.	2.100%	5/1/23	1,200	1,213
Covidien International Finance SA	4.200%	6/15/20	4,126	4,512
Gilead Sciences Inc.	3.700%	4/1/24	15,760	16,957
Gilead Sciences Inc.	3.500%	2/1/25	9,095	9,635
Gilead Sciences Inc.	3.650%	3/1/26	4,505	4,851
Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,184
Kimberly-Clark Corp.	3.625%	8/1/20	630	684
Kimberly-Clark Corp.	2.650%	3/1/25	3,000	3,122
McCormick & Co. Inc.	3.500%	9/1/23	2,500	2,683
McCormick & Co. Inc.	3.250%	11/15/25	485	517
Medtronic Inc.	5.600%	3/15/19	1,800	1,981
Medtronic Inc.	3.150%	3/15/22	12,000	12,750
Medtronic Inc.	3.500%	3/15/25	4,400	4,744
PepsiCo Inc.	7.900%	11/1/18	900	1,021
PepsiCo Inc.	4.500%	1/15/20	2,250	2,473
PepsiCo Inc.	3.000%	8/25/21	1,360	1,444
PepsiCo Inc.	3.100%	7/17/22	6,318	6,755
PepsiCo Inc.	2.750%	3/1/23	900	943
PepsiCo Inc.	3.600%	3/1/24	6,536	7,183
PepsiCo Inc.	2.850%	2/24/26	2,615	2,736
9 Roche Holdings Inc.	2.875%	9/29/21	1,590	1,671
9 Roche Holdings Inc.	3.350%	9/30/24	3,860	4,175

Energy (1.5%)
BP Capital Markets plc	1.375%	5/10/18	1,800	1,800
BP Capital Markets plc	2.241%	9/26/18	3,780	3,836
BP Capital Markets plc	4.750%	3/10/19	7,640	8,225
BP Capital Markets plc	4.500%	10/1/20	4,040	4,436
BP Capital Markets plc	3.561%	11/1/21	6,917	7,461
BP Capital Markets plc	3.062%	3/17/22	915	958
BP Capital Markets plc	3.245%	5/6/22	2,600	2,743
BP Capital Markets plc	2.500%	11/6/22	3,140	3,169
BP Capital Markets plc	2.750%	5/10/23	6,630	6,751
BP Capital Markets plc	3.994%	9/26/23	900	982
BP Capital Markets plc	3.814%	2/10/24	3,590	3,870
BP Capital Markets plc	3.535%	11/4/24	915	970
BP Capital Markets plc	3.119%	5/4/26	6,600	6,771
Chevron Corp.	2.193%	11/15/19	450	459
Dominion Gas Holdings LLC	2.500%	12/15/19	2,690	2,763
Dominion Gas Holdings LLC	2.800%	11/15/20	2,685	2,783
Exxon Mobil Corp.	2.397%	3/6/22	1,100	1,128
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,257
Occidental Petroleum Corp.	4.100%	2/1/21	5,815	6,317
Occidental Petroleum Corp.	3.125%	2/15/22	2,695	2,825
Occidental Petroleum Corp.	2.600%	4/15/22	1,920	1,960

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Occidental Petroleum Corp.	2.700%	2/15/23	1,800	1,835
Occidental Petroleum Corp.	3.500%	6/15/25	3,000	3,197
Occidental Petroleum Corp.	3.400%	4/15/26	250	265
9 Schlumberger Holdings Corp.	3.625%	12/21/22	6,000	6,431
Schlumberger Investment SA	3.650%	12/1/23	3,590	3,877
Shell International Finance BV	4.375%	3/25/20	1,840	2,010
Shell International Finance BV	3.250%	5/11/25	8,800	9,288
Shell International Finance BV	2.875%	5/10/26	9,500	9,649
Shell International Finance BV	2.500%	9/12/26	7,150	7,046
Total Capital Canada Ltd.	2.750%	7/15/23	2,700	2,795
Total Capital International SA	2.750%	6/19/21	7,190	7,490
Total Capital International SA	2.875%	2/17/22	4,040	4,224
Total Capital International SA	2.700%	1/25/23	1,350	1,393
Total Capital SA	4.450%	6/24/20	8,800	9,665
Total Capital SA	4.125%	1/28/21	805	883
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,200	1,206

Other Industrial (0.0%)
9 CK Hutchison International 16 Ltd.	2.750%	10/3/26	3,690	3,636

Technology (1.0%)
Apple Inc.	2.000%	5/6/20	3,705	3,786
Apple Inc.	2.250%	2/23/21	1,500	1,538
Apple Inc.	2.850%	5/6/21	5,840	6,155
Apple Inc.	2.150%	2/9/22	895	910
Apple Inc.	2.850%	2/23/23	4,780	5,029
Apple Inc.	2.400%	5/3/23	3,590	3,656
Apple Inc.	3.450%	5/6/24	5,385	5,830
Apple Inc.	2.500%	2/9/25	4,105	4,161
Apple Inc.	3.200%	5/13/25	1,360	1,442
Apple Inc.	3.250%	2/23/26	6,360	6,763
Apple Inc.	2.450%	8/4/26	3,000	2,988
Applied Materials Inc.	2.625%	10/1/20	1,735	1,795
Applied Materials Inc.	3.900%	10/1/25	427	474
Baidu Inc.	3.250%	8/6/18	7,075	7,250
Cisco Systems Inc.	4.450%	1/15/20	590	645
Cisco Systems Inc.	2.200%	9/20/23	2,210	2,227
Cisco Systems Inc.	2.950%	2/28/26	4,290	4,514
Cisco Systems Inc.	2.500%	9/20/26	2,210	2,238
EMC Corp.	2.650%	6/1/20	1,315	1,259
EMC Corp.	3.375%	6/1/23	565	529
Intel Corp.	2.450%	7/29/20	885	915
Intel Corp.	3.300%	10/1/21	5,810	6,240
Intel Corp.	2.700%	12/15/22	3,005	3,137
International Business Machines Corp.	3.625%	2/12/24	1,800	1,961
Microsoft Corp.	2.375%	2/12/22	445	458
Microsoft Corp.	2.650%	11/3/22	700	729
Microsoft Corp.	2.700%	2/12/25	2,685	2,777
Oracle Corp.	2.375%	1/15/19	2,920	2,988
Oracle Corp.	2.500%	5/15/22	8,180	8,372
Oracle Corp.	3.625%	7/15/23	290	314
Oracle Corp.	3.400%	7/8/24	4,000	4,273
Oracle Corp.	2.950%	5/15/25	1,400	1,446
QUALCOMM Inc.	2.250%	5/20/20	2,315	2,364
Xilinx Inc.	3.000%	3/15/21	1,390	1,449

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Transportation (0.7%)
5 American Airlines 2016-1 Class AA Pass Through
Trust	3.575%	1/15/28	4,664	4,908
Burlington Northern Santa Fe LLC	3.000%	3/15/23	3,665	3,848
Burlington Northern Santa Fe LLC	3.400%	9/1/24	9,470	10,192
Burlington Northern Santa Fe LLC	6.875%	12/1/27	4,965	6,722
5 CSX Transportation Inc.	6.251%	1/15/23	1,268	1,493
5 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,043	4,765
5 Northwest Airlines 2007-1 Class A Pass Through
Trust	7.027%	5/1/21	3,346	3,781
5 Southwest Airlines Co. 2007-1 Pass Through
Trust	6.150%	2/1/24	3,764	4,253
Union Pacific Corp.	4.163%	7/15/22	10,530	11,825
Union Pacific Corp.	2.750%	4/15/23	4,555	4,730
Union Pacific Corp.	3.646%	2/15/24	3,550	3,880
Union Pacific Corp.	3.750%	3/15/24	3,770	4,159
5 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	1,236	1,347
				803,150
Utilities (1.1%)
Electric (1.1%)
Alabama Power Co.	2.800%	4/1/25	2,400	2,489
Ameren Illinois Co.	2.700%	9/1/22	1,827	1,901
Arizona Public Service Co.	2.550%	9/15/26	2,555	2,573
Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,600	5,023
Berkshire Hathaway Energy Co.	8.480%	9/15/28	3,653	5,627
Commonwealth Edison Co.	3.400%	9/1/21	8,700	9,349
Commonwealth Edison Co.	2.550%	6/15/26	3,775	3,834
Connecticut Light & Power Co.	2.500%	1/15/23	5,550	5,667
Consumers Energy Co.	2.850%	5/15/22	4,380	4,597
Consumers Energy Co.	3.125%	8/31/24	1,350	1,426
Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,364
Entergy Louisiana LLC	2.400%	10/1/26	4,920	4,878
Entergy Louisiana LLC	3.050%	6/1/31	2,230	2,286
Entergy Mississippi Inc.	2.850%	6/1/28	4,280	4,366
MidAmerican Energy Co.	5.300%	3/15/18	3,326	3,520
MidAmerican Energy Co.	3.700%	9/15/23	1,350	1,480
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	4,242	5,015
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	3,500	3,586
Pacific Gas & Electric Co.	3.250%	9/15/21	550	584
Pacific Gas & Electric Co.	3.750%	2/15/24	2,185	2,394
Pacific Gas & Electric Co.	3.500%	6/15/25	1,980	2,147
PacifiCorp	5.500%	1/15/19	2,665	2,907
PacifiCorp	3.600%	4/1/24	3,600	3,923
Southwestern Public Service Co.	3.300%	6/15/24	13,616	14,474
Virginia Electric & Power Co.	2.950%	1/15/22	7,700	8,114
Westar Energy Inc.	2.550%	7/1/26	5,745	5,746
				109,270
Total Corporate Bonds (Cost $1,992,342)				2,046,741
Sovereign Bonds (U.S. Dollar-Denominated) (6.4%)
9 Avi Funding Co. Ltd.	2.850%	9/16/20	9,400	9,647
9 Banco del Estado de Chile	2.000%	11/9/17	1,450	1,456
9 Bank Nederlandse Gemeenten NV	1.375%	9/27/17	2,725	2,735
9 Bermuda	4.854%	2/6/24	2,725	3,012

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Canada	0.875%	2/14/17	1,825	1,826
9	CDP Financial Inc.	4.400%	11/25/19	17,160	18,729
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	5,860	5,859
9	CNPC General Capital Ltd.	3.400%	4/16/23	800	832
	Corp. Andina de Fomento	4.375%	6/15/22	7,161	7,931
9	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,950	3,079
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,300	1,361
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	970	968
9	CPPIB Capital Inc.	1.250%	9/20/19	17,700	17,705
10	Development Bank of Japan Inc.	2.750%	9/16/25	7,580	8,028
[9,11] Dexia Credit Local SA		1.250%	10/18/16	2,725	2,725
[9,11] Dexia Credit Local SA		1.875%	9/15/21	13,260	13,244
9	Electricite de France SA	3.625%	10/13/25	9,110	9,512
	European Investment Bank	1.750%	3/15/17	5,450	5,470
	European Investment Bank	1.625%	6/15/17	2,275	2,286
	European Investment Bank	1.625%	12/15/20	35,715	36,157
	European Investment Bank	4.000%	2/16/21	9,100	10,110
	European Investment Bank	2.500%	4/15/21	7,275	7,628
	Export-Import Bank of Korea	3.750%	10/20/16	16,250	16,265
	Export-Import Bank of Korea	4.000%	1/11/17	14,430	14,538
	Export-Import Bank of Korea	1.750%	2/27/18	3,935	3,953
	Export-Import Bank of Korea	2.250%	1/21/20	5,390	5,477
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,780
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,241
9	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	8,000	8,050
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,000	1,038
	Inter-American Development Bank	1.125%	3/15/17	2,275	2,278
	Inter-American Development Bank	2.375%	8/15/17	2,725	2,759
	Inter-American Development Bank	3.875%	2/14/20	4,550	4,954
	Inter-American Development Bank	3.000%	2/21/24	3,250	3,552
	International Bank for Reconstruction &
	Development	1.375%	5/24/21	18,250	18,295
	International Finance Corp.	1.125%	11/23/16	2,900	2,902
10	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,741
10	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,776
12	KFW	1.250%	10/5/16	4,550	4,548
12	KFW	1.250%	2/15/17	20,000	20,036
12	KFW	1.000%	6/11/18	5,225	5,228
	Korea Development Bank	3.875%	5/4/17	4,000	4,060
	Korea Development Bank	3.500%	8/22/17	6,155	6,270
	Korea Development Bank	2.500%	1/13/21	4,750	4,886
9	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,065
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	4,755	4,858
9	Korea Expressway Corp.	1.625%	4/28/17	4,750	4,750
9	Korea Gas Corp.	2.875%	7/29/18	3,650	3,739
9	Korea Land & Housing Corp.	1.875%	8/2/17	4,750	4,768
12	Landwirtschaftliche Rentenbank	2.375%	9/13/17	5,000	5,068
9	Municipality Finance plc	1.125%	4/17/18	2,275	2,277
9	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,829
9	Nederlandse Waterschapsbank NV	1.250%	9/9/19	32,000	31,981
	North American Development Bank	2.300%	10/10/18	3,750	3,829
9	Ooredoo International Finance Ltd.	3.375%	10/14/16	900	900
9	Province of Alberta	1.000%	6/21/17	1,825	1,826
9	Province of Alberta	1.750%	8/26/20	1,500	1,518
9	Province of Alberta	2.050%	8/17/26	5,000	4,957

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Province of Manitoba	2.100%	9/6/22	1,900	1,952
	Province of New Brunswick	2.750%	6/15/18	1,145	1,178
	Province of Ontario	1.100%	10/25/17	11,625	11,646
	Province of Ontario	1.200%	2/14/18	2,275	2,279
	Province of Ontario	3.000%	7/16/18	11,926	12,309
	Province of Ontario	1.625%	1/18/19	42,130	42,494
	Province of Ontario	4.000%	10/7/19	5,475	5,903
	Province of Ontario	4.400%	4/14/20	3,175	3,496
	Province of Ontario	2.500%	4/27/26	1,135	1,173
	Quebec	3.500%	7/29/20	10,575	11,373
	Quebec	2.750%	8/25/21	9,225	9,726
	Quebec	7.500%	7/15/23	1,335	1,762
	Quebec	7.125%	2/9/24	670	879
	Quebec	7.500%	9/15/29	8,805	13,287
[5,9]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	508	543
	Republic of Korea	5.125%	12/7/16	2,275	2,292
	Republic of Korea	7.125%	4/16/19	3,175	3,636
9	Republic of Lithuania	7.375%	2/11/20	1,520	1,805
	Republic of Lithuania	7.375%	2/11/20	14,920	17,717
	Republic of Lithuania	6.125%	3/9/21	1,815	2,144
	Republic of Poland	6.375%	7/15/19	15,000	16,875
	Republic of Poland	5.125%	4/21/21	10,205	11,532
	Republic of Poland	5.000%	3/23/22	18,192	20,739
9	Republic of Slovakia	4.375%	5/21/22	2,275	2,591
9	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	1,450	1,461
	State of Israel	5.125%	3/26/19	6,825	7,471
	State of Israel	2.875%	3/16/26	15,265	15,838
9	State of Qatar	3.125%	1/20/17	2,275	2,281
	Statoil ASA	5.250%	4/15/19	4,550	4,973
	Statoil ASA	3.150%	1/23/22	7,065	7,473
	Statoil ASA	2.450%	1/17/23	1,825	1,856
	Statoil ASA	3.700%	3/1/24	6,300	6,880
9	Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,790
Total Sovereign Bonds (Cost $620,916)					633,646
Taxable Municipal Bonds (0.1%)
	Florida Hurricane Catastrophe Fund Finance
	Corp. Revenue	2.995%	7/1/20	2,050	2,151
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-EGSL	3.220%	2/1/21	2,236	2,277
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-ELL	3.450%	2/1/22	1,433	1,474
	University of California Revenue	2.054%	5/15/18	900	915
Total Taxable Municipal Bonds (Cost $6,618)					6,817

				Shares
Temporary Cash Investment (7.4%)
Money Market Fund (7.4%)
13	Vanguard Market Liquidity Fund, 0.640% (Cost $727,553)			7,274,857	727,558
Total Investments (106.3%) (Cost $10,301,137)					10,440,683

Institutional Intermediate-Term Bond Fund

Market
Value•
($000)
Other Assets and Liabilities (-6.3%)
Other Assets	761,982
Liabilities	(1,381,851)
(619,869)
Net Assets (100%)
Applicable to 412,759,050 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,820,814
Net Asset Value Per Share	$23.79

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	9,713,125
Affiliated Vanguard Funds	727,558
Total Investments in Securities	10,440,683
Investment in Vanguard	724
Receivables for Investment Securities Sold	722,259
Receivables for Accrued Income	37,698
Other Assets	1,301
Total Assets	11,202,665
Liabilities
Payables for Investment Securities Purchased	1,376,228
Payables to Vanguard	909
Other Liabilities	4,714
Total Liabilities	1,381,851
Net Assets	9,820,814

Institutional Intermediate-Term Bond Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,587,787
Undistributed Net Investment Income	524
Accumulated Net Realized Gains	92,960
Unrealized Appreciation (Depreciation)
Investment Securities	139,546
Futures Contracts	(299)
Swap Contracts	296
Net Assets	9,820,814

• See Note A in Notes to Financial Statements.

1 Securities with a value of $1,148,000 have been segregated as initial margin for open cleared swap contracts. 2 Securities with a value of $6,297,000 have been segregated as initial margin for open futures contracts.

3 U.S. government-guaranteed.

4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2016.

8 Adjustable-rate security.

9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $726,567,000, representing 7.4% of net assets.

10 Guaranteed by the Government of Japan. 11 Guaranteed by multiple countries.

12 Guaranteed by the Federal Republic of Germany.

13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Interest[1]	175,884
Total Income	175,884
Expenses
The Vanguard Group—Note B
Investment Advisory Services	231
Management and Administrative	1,182
Marketing and Distribution	152
Custodian Fees	122
Auditing Fees	48
Trustees’ Fees and Expenses	4
Total Expenses	1,739
Net Investment Income	174,145
Realized Net Gain (Loss)
Investment Securities Sold[1]	90,055
Futures Contracts	11,276
Swap Contracts	(1,906)
Realized Net Gain (Loss)	99,425
Change in Unrealized Appreciation (Depreciation)
Investment Securities	46,441
Futures Contracts	(3,790)
Swap Contracts	1,177
Change in Unrealized Appreciation (Depreciation)	43,828
Net Increase (Decrease) in Net Assets Resulting from Operations	317,398

1 Interest income and realized net gain (loss) from affiliated companies of the fund were $1,793,000, and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

		June 19,
	Year Ended	2015[1] to
	September 30,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	174,145	41,979
Realized Net Gain (Loss)	99,425	12,355
Change in Unrealized Appreciation (Depreciation)	43,828	95,715
Net Increase (Decrease) in Net Assets Resulting from Operations	317,398	150,049
Distributions
Net Investment Income	(174,092)	(42,421)
Realized Capital Gain[2]	(18,223)	—
Total Distributions	(192,315)	(42,421)
Capital Share Transactions
Issued	1,479,396	7,910,849[3]
Issued in Lieu of Cash Distributions	192,315	42,421
Redeemed	(11,057)	(25,821)
Net Increase (Decrease) from Capital Share Transactions	1,660,654	7,927,449
Total Increase (Decrease)	1,785,737	8,035,077
Net Assets
Beginning of Period	8,035,077	—
End of Period[4]	9,820,814	8,035,077

1 Commencement of operations as a registered investment company.

2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $4,126,000 and $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust. See Note G in Notes to Financial Statements.

4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $524,000 and ($105,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

	Year	June 19,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$23.46	$23.36
Investment Operations
Net Investment Income	.473	.126
Net Realized and Unrealized Gain (Loss) on Investments	.383	.101
Total from Investment Operations	.856	.227
Distributions
Dividends from Net Investment Income	(.473)	(.127)
Distributions from Realized Capital Gains	(.053)	—
Total Distributions	(.526)	(.127)
Net Asset Value, End of Period	$23.79	$23.46

Total Return	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%[2]
Portfolio Turnover Rate[3]	251%	45%

1 Commencement of operations as a registered investment company.

2	Annualized.
3	Includes 67% and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 9% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer

Institutional Intermediate-Term Bond Fund

or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterpar-ties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Institutional Intermediate-Term Bond Fund

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be pledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $1,556,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

Institutional Intermediate-Term Bond Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $724,000, representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Institutional Intermediate-Term Bond Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,684,213	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,341,708	—
Corporate Bonds	—	2,046,741	—
Sovereign Bonds	—	633,646	—
Taxable Municipal Bonds	—	6,817	—
Temporary Cash Investments	727,558	—	—
Futures Contracts—Assets[1]	303	—	—
Futures Contracts—Liabilities[1]	(1,245)	—	—
Swap Contracts—Assets	114[1]	105	—
Swap Contracts—Liabilities	(100)[1]	(62)	—
Total	726,630	9,713,168	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	417	105	522
Liabilities	(1,345)	(62)	(1,407)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2016, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	11,276	—	11,276
Swap Contracts	(3,731)	1,825	(1,906)
Realized Net Gain (Loss) on Derivatives	7,545	1,825	9,370

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,790)	—	(3,790)
Swap Contracts	275	902	1,177
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,515)	902	(2,613)

Institutional Intermediate-Term Bond Fund

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	December 2016	2,808	613,460	280
10-Year U.S. Treasury Note	December 2016	2,357	309,062	(562)
Ultra 10-Year U.S. Treasury Note	December 2016	(692)	(99,756)	9
5-Year U.S. Treasury Note	December 2016	114	13,853	(2)
Ultra Long U. S. Treasury Bond	December 2016	(14)	(2,574)	(25)
30-Year U.S. Treasury Bond	December 2016	4	672	1
				(299)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2016, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Federation of Malaysia/A3	12/20/21	BARC	2,322	20	1.000	6
Federation of Malaysia/A3	12/20/21	BNPSW	7,800	99	1.000	52
Federation of Malaysia/A3	12/20/21	JPMC	2,700	37	1.000	21
People’s Republic of China/Aa3	12/20/21	BNPSW	3,000	13	1.000	1
People’s Republic of China/Aa3	12/20/21	BOANA	5,000	15	1.000	(5)
People’s Republic of China/Aa3	12/20/21	BOANA	5,000	15	1.000	(4)
People’s Republic of China/Aa3	12/20/21	JPMC	6,400	26	1.000	1
Republic of Chile/Aa3	12/20/21	BARC	500	(2)	1.000	1
Republic of Chile/Aa3	12/20/21	BARC	8,000	(44)	1.000	5
Republic of Chile/Aa3	12/20/21	BARC	250	(1)	1.000	1
Republic of Chile/Aa3	12/20/21	BNPSW	500	(6)	1.000	(3)
Republic of Chile/Aa3	12/20/21	BOANA	1,250	(5)	1.000	2
Republic of Chile/Aa3	12/20/21	JPMC	5,000	(38)	1.000	(7)
Republic of Chile/Aa3	12/20/21	JPMC	7,400	(30)	1.000	15
			55,122			86

Institutional Intermediate-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
El du Pont de Nemours & Co.	12/20/20	JPMC	4,015	82	(1.000)	(23)
Wells Fargo & Co.	9/20/20	BOANA	3,740	60	(1.000)	(20)
			7,755			(43)
						43

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
8/15/17	NA	LCH	80,000	0.981	(0.524)[2]	211
12/21/17	12/21/16[1]	CME	36,018	(1.000)	0.000[3]	(15)
3/15/18	NA	CME	13,000	0.899	(0.524)[2]	31
12/21/19	12/21/16[1]	CME	89,679	1.250	(0.000)[3]	167
12/21/20	12/21/16[1]	CME	12,169	1.250	(0.000)[3]	37
2/28/21	2/28/17[1]	LCH	29,800	(1.177)	0.000[3]	(22)
12/21/21	12/21/16[1]	CME	12,236	(1.500)	0.000[3]	(54)
12/21/23	12/21/16[1]	CME	14,299	(1.750)	0.000[3]	(102)
						253

CME—Chicago Mercantile Exchange. LCH—London Clearing House.

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. 3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

Institutional Intermediate-Term Bond Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $26,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $576,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $48,803,000 of ordinary income and $46,476,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $10,302,413,000. Net unrealized appreciation of investment securities for tax purposes was $138,270,000, consisting of unrealized gains of $146,372,000 on securities that had risen in value since their purchase and $8,102,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $2,298,299,000 of investment securities and sold $1,575,943,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $19,615,293,000 and $19,085,223,000, respectively.

G. On June 19, 2015, the fund acquired all of the net assets of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “trust”). The trust’s net assets transferred to the fund were $7,659,070,000, including $74,381,000 of unrealized appreciation. These net assets were exchanged on a tax-free basis for 327,868,000 shares of the fund. Immediately following the transfer on June 19, 2015, unitholders of the trust received those 327,868,000 shares of the fund in exchange for their 327,868,000 units of the trust, and the trust ceased operations.

H. Capital shares issued and redeemed were:
	Year Ended	June 19, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	62,521	341,833
Issued in Lieu of Cash Distributions	8,169	1,815
Redeemed	(474)	(1,105)
Net Increase (Decrease) in Shares Outstanding	70,216	342,543
1 Commencement of operations as a registered investment company.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund:

In our opinion, the accompanying statements of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (constituting separate portfolios of Vanguard Malvern Funds, hereafter referred to as the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $45,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 63.0% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Institutional Intermediate-Term Bond Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,110,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 74.0% of income dividends are interest related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,009.81	$0.10
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,017.69	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,024.90	$0.10
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,024.90	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%; and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4720 112016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2016: $295,000
Fiscal Year Ended September 30, 2015: $190,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2016: $9,629,849
Fiscal Year Ended September 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2016: $2,717,627
Fiscal Year Ended September 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2016: $254,050
Fiscal Year Ended September 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2016: $214,225
Fiscal Year Ended September 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2016: $468,275
Fiscal Year Ended September 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 17, 2016

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.